File No. 33-87904

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.	☒ Post-Effective Amendment No. 13

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 33

(Check appropriate box or boxes.)

Massachusetts Mutual Variable Life Separate Account I

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

Robert Liguori

Senior Vice President and Deputy General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	On May 1, 2004 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a) of Rule 485.

☐	On pursuant to paragraph (a) of Rule 485. If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Flexible Premium Variable Whole Life Insurance

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Life Separate Account I

This prospectus describes a flexible premium variable whole life insurance policy (the policy) offered by Massachusetts Mutual Life Insurance Company. While this policy is in force, it provides lifetime insurance protection on the insured.

The owner (you or your) has a number of investment choices in this policy. They include a Guaranteed Principal Account and more than thirty funds offered through our separate account, Massachusetts Mutual Variable Life Separate Account I (the Separate Account). These funds are listed on the following page.

You bear the investment risk of any premium allocated to these investment funds. The death benefit may vary and the surrender value will vary depending on the investment performance of the funds.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy.

The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing any existing life insurance policy with this policy may not be to your advantage.

The policy:

•	Is not a bank or credit union deposit or obligation.
•	Is not FDIC or NCUA insured.
•	Is not insured by any federal government agency.
•	Is not guaranteed by any bank or credit union.
•	May go down in value.

To learn more about the policy you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2004. We filed the SAI with the Securities and Exchange Commission (SEC), and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. For a free copy of the SAI, or for general inquiries, contact our Administrative Office:

Large Corporate Markets

1295 State Street

Springfield, MA 01111-0001

1-800-665-2654

www.massmutual.com

You may request a free personalized illustration of death benefits, surrender values, and cash values from your financial representative or by calling our Administrative Office.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus carefully before investing. You should keep it for future reference.

EFFECTIVE: May 1, 2004

Flexible Premium Variable Whole Life Insurance

i

Massachusetts Mutual Variable Life Separate Account I

The following funds are offered through the Massachusetts Mutual Variable Life Separate Account I. You may invest in any of the listed funds as well as the Guaranteed Principal Account.

American Century® Variable Portfolios, Inc.

American Century® VP Income & Growth Fund

American Century® VP Value Fund

Goldman Sachs Variable Insurance Trust

Goldman Sachs VIT Capital Growth Fund

Goldman Sachs VIT CORESM U.S. Equity Fund (CORESM is a service mark of Goldman Sachs & Co.)

Goldman Sachs VIT Growth and Income Fund

Goldman Sachs VIT Mid Cap Value Fund

Janus Aspen Series

Janus Aspen Capital Appreciation Portfolio

Janus Aspen Worldwide Growth Portfolio

MFS® Variable Insurance TrustSM

MFS® Emerging Growth Series

MFS® New Discovery Series

MFS® Research Series

MML Series Investment Fund

MML Blend Fund

MML Emerging Growth Fund

MML Equity Fund

MML Equity Index Fund (Class II Shares)

MML Growth Equity Fund

MML Managed Bond Fund

MML Money Market Fund

MML OTC 100 Fund

MML Small Cap Growth Equity Fund

Oppenheimer Variable Account Funds

Oppenheimer Aggressive Growth Fund/VA

Oppenheimer Balanced Strategies Fund/VA*

Oppenheimer Bond Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer Main Street® Fund/VA

Oppenheimer Main Street® Small Cap Fund/VA

Oppenheimer Money Fund/VA

Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.

Oppenheimer International Growth Fund/VA

T. Rowe Price Equity Series, Inc.

T. Rowe Price Mid-Cap Growth Portfolio**

T. Rowe Price New America Growth Portfolio

* Prior to May 1, 2004, this Fund was called Oppenheimer Multiple Strategies Fund/VA.

**The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment option for policies with a policy date of May 1, 2004 or later.

Massachusetts Mutual Variable Life Separate Account I

ii

iii

Summary Of Benefits And Risks

The following is a summary of the benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in the later sections of this prospectus.

Benefits of the Policy

DEATH BENEFIT	The primary benefit of your policy is life insurance coverage. While the policy is in force, a death benefit will be paid to the beneficiary when the insured dies.

CHOICE OF DEATH BENEFIT OPTIONS	The policy offers two death benefit options. Each is the greater of the minimum face amount in effect on the date of death, or:
1.  Death Benefit Option 1 (level amount option): The selected face amount in effect on the date of death.
2. Death Benefit Option 2 (return of account value option): The selected face amount in effect on the date of death plus the account value on the date of death.

RIGHT TO RETURN THE POLICY	You have a limited period of time after the policy is issued during which you can cancel the policy and receive a refund.

VARIABLE INVESTMENT CHOICES	The policy offers a choice of more than 30 investment divisions within its Separate Account. Each division invests in shares of a designated investment fund.

GUARANTEED PRINCIPAL ACCOUNT	In addition to the above mentioned variable investment choices, you may also invest in the Guaranteed Principal Account. Amounts allocated to the Guaranteed Principal Account are guaranteed and earn interest daily.

FLEXIBILITY

The policy is designed to be flexible to meet your specific life insurance needs. Within limitations, you can:

• choose the timing, amount and frequency of premium payments;

• change the death benefit option;

• increase or decrease the policy’s face amount;

• change the beneficiary;

• change your investment selections.

TRANSFERS	Within limitations, you may transfer funds among the investment divisions and the Guaranteed Principal Account.

SURRENDERS AND WITHDRAWALS	You may surrender your policy and we will pay you its surrender value. You may also withdraw a part of the net surrender value. A withdrawal will reduce your account value and may reduce the selected face amount of your policy.

LOANS	You may take a loan on the policy. The policy secures the loan. Taking a loan may have adverse tax consequences.

ASSIGNABILITY	You may assign the policy as collateral for a loan or other obligation.

TAX BENEFITS	You are generally not taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral.

INVESTMENT PERFORMANCE	The value of your policy will fluctuate with the performance of the variable investment divisions you select. Your variable investment divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in the variable investment divisions.

SUITABILITY	Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the policy value in a short period of time.

Summary Of Benefits And Risks

Risks of the Policy

TERMINATION	Your policy could terminate if the value of the policy becomes too low to support the policy’s monthly charges or it exceeds its debt limit. Before the policy terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium.

LIMITATIONS ON ACCESS TO CASH VALUE

• Withdrawals are not available in the 1st six months of the 1st policy year.

• If necessary, we will reduce your policy’s selected face amount to prevent an increase in the amount at risk, unless you provide us with satisfactory evidence of insurability.

• The minimum withdrawal is $100.

• The maximum withdrawal amount is equal to your cash surrender value value, less an amount equal to the following:

• 12 multiplied by the most recent monthly charges for your policy, if you take a withdrawal before the policy anniversary date nearest the insured’s 65th birthday; or

• 60 multiplied by the most recent monthly charges for your policy, if you take a withdrawal after the policy anniversary date nearest the insured’s 65th birthday.

• A withdrawal charge equal to the lesser of 2% of the amount you withdraw or $25 will be deducted from the amount of the withdrawal.

LIMITATIONS ON TRANSFERS

• Transfers from the Guaranteed Principal Account are generally limited to one per policy year and may not exceed 25% of its non-loaned value.

• You may maintain account value in a maximum of 21 Separate Account Divisions and the Guaranteed Principal Account at any one time.

• We reserve the right to restrict transfers initiated by a market-timing organization, or individual, or other party authorized to give transfer instructions on behalf of the policy owner.

IMPACT OF LOANS	Taking a loan from your policy may increase the risk that your policy will terminate. It will have an effect on the policy’s cash surrender value and will reduce the death proceeds. Also, policy termination with an outstanding loan can result in adverse tax consequences.

ADVERSE TAX CONSEQUENCES

Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59½, you may be subject to a 10% penalty.

Existing tax laws that benefit this policy may change at any time.

ADDITIONAL RISKS	The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.

Summary Of Benefits And Risks

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. A more detailed description of these fees can be found in the Charges and Deductions section of this prospectus.

Transaction Fees

This table describes fees and expenses that you will pay at the time you pay premium or take account value out of the policy.

Charge	When Charge is Deducted	Current Amount Deducted			Maximum Amount Deducted
Sales Load Charge	When you pay premium	For policies issued under a case installed on the administrative system on or after January 1, 1997 (not applicable in New York):			For policies issued under a case installed on the administrative system on or after January 1, 1997 (not applicable in New York):
		Initial Case Premium Paid	Years 1-5	Years 6+	Initial Case Premium Paid	Years 1-5	Years 6+
		Less than $3,500,000 • Less than or equal to the Minimum Planned Annual Premium(1)	18.00%	6.00%	Less than $3,500,000 • Less than or equal to the Minimum Planned Annual Premium(1)	18.00%	6.00%
		• Greater than the Minimum Planned Annual Premium(1)	6.00%	6.00%	• Greater than the Minimum Planned Annual Premium(1)	6.00%	6.00%
		Greater than or equal to $3,500,000 but less than $7,000,000	5.50%	5.50%	Greater than or equal to $3,500,000 but less than $7,000,000	5.50%	5.50%
		Greater than or equal to $7,000,000 but less than $10,000,000	3.25%	3.25%	Greater than or equal to $7,000,000 but less than $10,000,000	3.25%	3.25%
		Greater than or equal to $10,000,000.75%		.75%	Greater than or equal to $10,000,000.75%		.75%

		For policies issued under a case installed on the administrative system prior to January 1, 1997 and for all policies issued under a case in New York:			For policies issued under a case installed on the administrative system prior to January 1, 1997 and for all policies issued under a case in New York:
		Initial Case Premium Paid	Years 1-5	Years 6+	Initial Case Premium Paid	Years 1-5	Years 6+
		Less than $1,000,000			Less than $1,000,000
		• Less than or equal to the Minimum Planned Annual Premium(1)	18.00%	6.00%	• Less than or equal to the Minimum Planned Annual Premium(1)	18.00%	6.00%
		• Greater than the Minimum Planned Annual Premium(1)	6.00%	6.00%	• Greater than the Minimum Planned Annual Premium(1)	6.00%	6.00%
		Greater than or equal to $1,000,000 but less than $2,500,000	7.00%	7.00%	Greater than or equal to $1,000,000 but less than $2,500,000	7.00%	7.00%
		Greater than or equal to $2,500,000 but less than $5,000,000	5.50%	5.50%	Greater than or equal to $2,500,000 but less than $5,000,000	5.50%	5.50%
		Greater than or equal to $5,000,000 but less than $10,000,000	4.00%	4.00%	Greater than or equal to $5,000,000 but less than $10,000,000	4.00%	4.00%
		Greater than or equal to $10,000,000	3.25%	3.25%	Greater than or equal to $10,000,000	3.25%	3.25%

Fee Tables

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
State Premium Tax Charge	When you pay premium	0% to 5% of each premium, depending on the applicable state rate	This charge will always equal the applicable state rate

Deferred Acquisition Cost (“DAC”) Tax Charge	When you pay premium	1% of each premium	This charge will always represent the expense to MassMutual of the deferred acquisition cost tax

Withdrawal Charge	When you withdraw a portion of your account value from the policy	2% of the amount withdrawn, not to exceed $25 per withdrawal	2% of the amount withdrawn, not to exceed $25 per withdrawal

1	The “Minimum Planned Annual Premium” for a policy establishes a threshold for a policy’s sales loads. If you pay premiums that are below the minimum planned annual premium, a higher sales load will result than if you pay premiums that exceed the minimum planned annual premium. We set the minimum planned annual premium on the date we issue the policy. The amount of the minimum planned annual premium depends on (i) the selected face amount of the policy, (ii) the insured’s age, (iii) the insured’s gender and (iv) the insured’s tobacco use classification. A table showing the minimum planned annual premium at certain ages for a policy with a selected face amount of $100,000 in all years can be found in the Premiums section of this prospectus.

Fee Tables

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Cost of Insurance charge[1,2]	Monthly, on the policy’s monthly calculation date	Minimum/Maximum Rates per $1000 of Insurance Risk: $0.02 – $83.34	Minimum/Maximum Rates per $1000 of Insurance Risk: $0.09 – $83.34

Cost of Insurance charge for a 35 year old male, non-tobacco user, in the guaranteed issue class, with death benefit option 1[3]	Monthly, on the policy’s monthly calculation date	Rate per $1000 of Insurance Risk: $0.06	Rate per $1000 of Insurance Risk: $0.15

Administrative Charge	Monthly, on the policy’s monthly calculation date	$5.25 per month	$9.00 per month

Mortality & Expense Charge	Daily at effective annual rates	0.30% annually of each Separate Account Division’s assets	0.60% annually of each Separate Account Division’s assets

Underwriting Charge[4] (For policies issued with regular underwriting)	Monthly, on the policy’s monthly calculation date	Minimum/Maximum Rates per $1000 of selected face amount: $0.01 – $0.06	Minimum/Maximum Rates per $1000 of selected face amount: $0.01 – $0.06

Underwriting Charge for a 35 year old male, non-tobacco user, in the guaranteed issue class, with death benefit option 1	Monthly, on the policy’s monthly calculation date	Rate per $1000 of selected face amount: $0.02	Rate per $1000 of selected face amount: $0.02

Substitute Insured Charge	If policy owner elects to transfer the policy to another person	$75.00	$75.00

Fee Tables

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Transfer Charge	Upon each transfer after the first 6 transfers in a policy year	$0	$10

Loan Interest Rate Expense Charge	On the policy anniversary date	0.75%	0.75%

All of the monthly charges listed in the Periodic Charges table above are deducted proportionately from the then current account values in the Separate Account and the Guaranteed Principal Account (excluding outstanding policy loans).

The mortality and expense charge is deducted from the assets of the Separate Account only.

1	The cost of insurance charge rates vary by the insured’s gender, issue age, and risk classification, and by policy year. This cost of insurance charge rate may not be representative of the cost of insurance charge that a particular policyowner will pay. If you would like information on the cost of insurance charge rates for your particular situation, you can request a personalized illustration from your financial representative or by calling the Large Corporate Markets Service Center at 1-800-665-2654.
2	The cost of insurance charge rates reflected in this table are for standard risks and are based on the 1980 Commissioners Standard Ordinary (1980 CSO) Tables.
3	The rates shown for the “representative insured” are 1st year rates only. After the first year, the rates will vary based on the age of the insured.
4	The underwriting charge rates will vary by issue age of the insured and by policy year. This underwriting charge rate may not be representative of the underwriting charge that a particular policyowner will pay. If you would like information on the underwriting charge rates for your particular situation, you can request a personalized illustration from your financial representative or by calling the Large Corporate Markets Service Center at 1-800-665-2654.

Fee Tables

Annual Fund Operating Expenses

This table describes the fund fees and expenses that you will pay daily during the time that you own the policy. The table shows the range (minimum and maximum) of fees and expenses that are deducted from fund company assets, including management fees, distribution fees and/or 12b-1 fees and other expenses. These fees and expenses are expressed as a percentage of average net assets, for the year ended December 31, 2003. More detail concerning an individual fund’s fees and expenses is contained in the fund’s prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses	0.33%	2.28%

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2003.

Investment Management Fees and Other Expenses

Total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 2003.

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Fund Operating Expenses
American Century® VP Income & Growth Fund	0.70%	0.00%	—	0.70%
American Century® VP Value Fund[1]	0.95%	0.00%	—	0.95%
Goldman Sachs VIT Capital Growth Fund	0.75%	0.68%	—	1.43%[2]
Goldman Sachs VIT CORESM U.S. Equity Fund	0.70%	0.15%	—	0.85%[2]
Goldman Sachs VIT Growth and Income Fund	0.75%	0.45%	—	1.20%[2]
Goldman Sachs VIT Mid Cap Value Fund	0.80%	0.11%	—	0.91%[2]
Janus Aspen Capital Appreciation Portfolio (Institutional)	0.65%	0.03%	—	0.68%
Janus Aspen Worldwide Growth Portfolio (Institutional)	0.65%	0.06%	—	0.71%
MFS® Emerging Growth Series	0.75%	0.12%	—	0.87%[3]
MFS® New Discovery Series	0.90%	0.14%	—	1.04%[3]
MFS® Research Series	0.75%	0.13%	—	0.88%[3]
MML Blend Fund	0.39%	0.03%	—	0.42%[4]
MML Emerging Growth Fund	1.05%	1.23%	—	2.28%[4]
MML Equity Fund	0.39%	0.02%	—	0.41%[4]
MML Equity Index Fund (Class II)	0.10%	0.23%	—	0.33%[5]
MML Growth Equity Fund	0.80%	0.48%	—	1.28%[4]
MML Managed Bond Fund	0.45%	0.01%	—	0.46%[4]
MML Money Market Fund	0.48%	0.04%	—	0.52%[4]
MML OTC 100 Fund	0.45%	0.77%	—	1.22%[4]
MML Small Cap Growth Equity Fund	1.07%	0.18%	—	1.25%[4]
Oppenheimer Aggressive Growth Fund/VA	0.68%	0.02%	—	0.70%
Oppenheimer Balanced Fund/VA6	0.73%	0.03%	—	0.76%
Oppenheimer Bond Fund/VA	0.71%	0.02%	—	0.73%
Oppenheimer Capital Appreciation Fund/VA	0.65%	0.02%	—	0.67%
Oppenheimer Global Securities Fund/VA	0.63%	0.05%	—	0.68%
Oppenheimer High Income Fund/VA	0.73%	0.03%	—	0.76%
Oppenheimer International Growth Fund/VA	1.00%	0.12%	—	1.12%
Oppenheimer Main Street Fund®/VA	0.68%	0.02%	—	0.70%

Fee Tables

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Fund Operating Expenses
Oppenheimer Main Street Small Cap Fund® /VA	0.75%	0.26%	—	1.01%
Oppenheimer Money Fund/VA	0.45%	0.02%	—	0.47%
Oppenheimer Strategic Bond Fund/VA	0.72%	0.03%	—	0.75%
T. Rowe Price Mid-Cap Growth Portfolio*	0.85%	0.00%	—	0.85%
T. Rowe Price New America Growth Portfolio	0.85%	0.00%	—	0.85%

*	The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment option for policies with a policy date of May 1, 2004 or later.
1	This fund has a stepped fee schedule. As a result, the fund’s management fee rate generally decreases as the fund’s assets increase.
2	Goldman Sachs Funds Management, L.P., a subsidiary of The Goldman Sachs Group, Inc., was renamed Goldman Sachs Asset Management, L.P. (“GSAM”) effective at the end of April 2003 and assumed Goldman, Sachs & Co.’s (“Goldman Sachs”) investment advisory responsibilities under its Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Growth and Income, CORE U.S. Equity, Capital Growth and Mid Cap Value Funds. The fees payable under the Agreements, and the personnel who manage the Funds, did not change as a result of GSAM’s assumption of responsibilities. Pursuant to an Investment Management Agreement (collectively with the Agreement, the “Agreements”) under the Agreements, the respective adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Funds’ portfolios. As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, the adviser is entitled to a fee (“Management Fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets. Additionally, each adviser has voluntarily agreed to limit “Other Expenses” (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Effective December 22, 2003, each adviser has agreed to reduce the “Other Expense” limitation, as defined above, for the Goldman Sachs VIT Capital Growth Fund and the Goldman Sachs VIT Growth and Income Fund would be 0.11% and 0.11%, respectively of each fund’s average daily net assets, resulting in total expense for each such fund at a rate no higher than 0.90%, 0.90%, and 1.20%, respectively. Because of asset levels for the period ended December 31, 2003, there were no expense reductions and limitations for the Goldman Sachs VIT Mid Cap Value Fund or the Goldman Sachs VIT CORESM U.S. Equity Fund for the period covered by their annual reports. In no event would the “Other Expenses” for the Goldman Sachs VIT Mid Cap Value Fund or the Goldman Sachs VIT CORESM U.S. Equity Fund exceed 0.25% and 0.16%, respectively, of each fund’s average daily net assets. Except for the Mid Cap Value Fund, the Adviser has contractually agreed to maintain these expense limitation reductions through June 30, 2005. The expense limitation for the Goldman Sachs VIT Mid Cap Value Fund may be discontinued or modified by the Investment Adviser at its discretion at anytime.
3	Each series has an expense offset arrangement that reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series’ expenses. “Other Expenses” do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, “Net Expenses” would be lower for certain series and would equal 0.86% for MFS® Emerging Growth Series and 1.03% for MFS® New Discovery Series.
4	MassMutual has agreed to bear expenses of the MML Blend Fund, MML Emerging Growth Fund, MML Equity Fund, MML Growth Equity Fund, MML Managed Bond Fund, MML Money Market Fund, MML OTC 100 Fund and MML Small Cap Growth Equity Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the funds through April 30, 2005. The expenses shown for MML Emerging Growth Fund, MML Growth Equity Fund and MML OTC 100 Fund do not include this reimbursement. If this table did reflect these reimbursements, the Total Net Operating Expenses would be 1.16%, 0.91% and 0.56%, respectively. We did not reimburse any expenses of the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund and MML Money Market Fund in 2003.
5	MassMutual has agreed to bear the expenses (other than the management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of ..05% of the average daily net asset values through April 30, 2005. Such agreement cannot be terminated unilaterally by MassMutual. Currently, these expenses are less than this amount. In addition, MassMutual has agreed to waive certain administrative and shareholder service fees payable by the Fund on account of Class II shares. If this table had reflected this waiver, the Total Net Operating Expenses would have been 0.28%.
6	Prior to May 1, 2004, this fund was called Oppenheimer Multiple Strategies Fund/VA.

(See the fund prospectuses for more information.)

Fee Tables

The Company

Massachusetts Mutual Life Insurance Company (“MassMutual”) is a global, diversified financial services organization providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements and retirement and savings products to individual and institutional customers. The Company is organized as a mutual life insurance company.

In this prospectus we will also refer to the Company as “MassMutual”, “we”, “us”, or “our”.

The Company’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

The Strategic Variable Life® Policy

General Overview

The policy is a contract between you (the owner) and MassMutual. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the insured dies.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the policy’s selected face amount. The policy also offers you a choice of two death benefit options and you can, within limitations, change your death benefit option. You cannot, however, change the death benefit option after the policy anniversary nearest the insured’s 100th birthday.

Generally, you are not taxed on policy earnings until you take money out of the policy. In most cases, you will not be taxed on the amounts you take out until the total of all your withdrawals exceeds the amount of all your premium payments. This is known as tax deferral.

The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices. Your choices include the funds listed in this prospectus and a Guaranteed Principal Account. Your account value and the amount of the death benefit we pay may vary depending on the investment performance of the funds you select, the interest we credit on the Guaranteed Principal Account, and the death benefit option you select.

When the insured dies, if the policy is still in force, we will pay the beneficiary a death benefit. The policy offers a number of death benefit payment methods.

This prospectus describes the policy. Since it is not intended to address all situations, the actual provisions of your policy will control. You should consult your policy for more information about its terms and conditions, and for any state specific variances that may apply to your policy.

Availability

The policy is available on a case basis. We may define a case as one person. All policies within a case are aggregated for purposes of determining policy dates, loan rates and underwriting requirements. If an individual owns the policy as part of an employer sponsored program, he or she may exercise all rights and privileges under the policy through their employer or other sponsoring entity acting as case administrator. After termination of the employment or other relationship, the individual may exercise such rights and privileges directly with MassMutual.

The minimum total selected face amount is $25,000 per policy. At the time of issue, the insured must be age 20 through age 85 as of his/her birthday nearest the policy date for the policies we issue with regular underwriting. At the time of issue, the insured must be age 20 through age 65 as of his/her birthday nearest the policy date for the policies we issue with guaranteed issue underwriting or simplified issue underwriting.

Underwriting

We currently offer three different underwriting programs:

1.	Regular underwriting;
2.	Simplified issue underwriting*; and
3.	Guaranteed issue underwriting*.

* In certain states, guaranteed issue underwriting may be referred to as “limited underwriting” and simplified issue underwriting may be referred to as “simplified underwriting.”

The Company/The Strategic Variable Life® Policy

Owner, Insured, Beneficiary

Owner

The owner is the individual, corporation, partnership, trust or other entity who owns the policy, as shown on our records, and will generally make the choices that determine how the policy operates while it is in force. When we use the terms “you” or “your”, in this prospectus, we are referring to the owner.

Insured

The insured is the person on whose life the policy is issued. The insured is named in the application for the policy.

Beneficiary

The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment.

Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to our Administrative Office. If an irrevocable beneficiary has been named, the owner must have their consent to change the beneficiary. Generally, the change will take effect as of the date your request is signed.

If no beneficiary is living when the insured dies, unless you have given us different instructions, we will pay you the death benefit. If you are deceased, it will be paid to your estate.

Purchasing A Policy And Your Right To Cancel

Purchasing A Policy

To purchase a policy you must send us a completed application. The minimum initial selected face amount of a policy is currently $25,000. The owner selects, within our limits, the policy’s selected face amount. It is used to determine the amount of insurance coverage the policy provides while it is in force. The initial selected face amount is the selected face amount on the policy date. It will be listed on the first page of your policy.

We determine whether to accept or reject the application for the policy and the insured’s risk classification. Coverage under the policy generally becomes effective on the policy’s issue date. However, if we have not received the first premium and all documents necessary to process the premium by the issue date, coverage will not begin until the date those items are received, in good order, at our Administrative Office.

Your Right To A “Free Look”

You have the right to examine your policy. If you change your mind about owning it, generally, you may cancel your policy at the latest of:

•	within 10 days after your receive the policy; or
•	within 10 days after you receive a written notice of right to withdraw; or
•	within 45 days after signing Part 1 of the application.

If you cancel the policy we will issue you a refund. The free look period and the amount refunded may vary depending on your state’s requirements.

If you cancel the policy, we will pay a refund to you. The refund equals either:

•	any premium paid for the policy; plus
•	interest credited to the policy under the Guaranteed Principal Account; plus or minus
•	an amount that reflects the investment experience of the Separate Account Divisions to the date we receive your returned policy; minus

Owner, Insured, Beneficiary/Purchasing A Policy And Your Right To Cancel

•	Any amounts you borrowed or withdrew;

or, where required by state law, all premiums paid, reduced by any amounts borrowed or withdrawn.

During the free look period, we will apply premium payments to the MML Money Market Division.

To cancel the policy, return it to us at our Administrative Office, to the agent who sold the policy to you, or to one of our agency offices.

Purchasing A Policy And Your Right To Cancel

Premiums

Premium Payments and Payment Plans

All premium payments should be sent to us either at our Administrative Office or at the address shown on the premium notice.

There are five premium concepts under the policy:

•	Initial Case Premium Paid
•	Minimum Case Premium
•	Minimum Initial Policy Premium
•	Planned Annual Premium
•	Minimum Planned Annual Premium

Initial Case Premium Paid

The initial case premium paid is the amount of premium paid for all policies in a case on deposit with us before we install the case on our administrative system. The initial case premium paid determines the sales load percentage for all policies in that case.

Minimum Case Premium

The minimum premium that we require for a case is $250,000 of first year annualized premium.

Minimum Initial Policy Premium

You must pay the minimum initial policy premium and submit the application and all other required forms in good order to our Administrative Office before we will issue your policy. The minimum initial policy premium is twelve (12) times an amount equal to the first month’s monthly charges.

Planned Annual Premium

You may elect in the application to pay an annual premium for your policy. We call this premium your planned annual premium. Your election of a planned annual premium forms the basis for the premium bills we send you. You may change the amount of your planned annual premium at any time.

The amount of your planned annual premium will depend on:

•	The selected face amount of the policy;
•	The insured’s age;
•	The insured’s gender;
•	The insured’s smoking classification; and
•	The amount of the initial premium paid.

There is no penalty if you do not pay the planned annual premium.

If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned annual premium payments does not guarantee the policy will remain in force. Even if you pay planned annual premiums, the policy will terminate if the account value becomes insufficient to pay monthly charges and the grace period expires without sufficient payment.

Minimum Planned Annual Premium

The minimum planned annual premium for your policy establishes a threshold for your policy’s sales loads.

We set the minimum planned annual premium on the date we issue your policy. The amount of the minimum planned annual premium depends on:

•	The initial selected face amount of the policy;
•	The insured’s issue age;
•	The insured’s gender; and
•	The insured’s smoking classification

If there is a policy in a case with an initial premium paid of less than $3,500,000, the sales load is greater in each of the first five policy years up to the minimum planned annual premium.

Premiums

The following table shows the minimum planned annual premium at certain ages for a policy with a selected face amount of $100,000 in all years, under Death Benefit Option 1.

MINIMUM PLANNED ANNUAL PREMIUM LEVEL $100,000

SELECTED FACE AMOUNT

(DEATH BENEFIT OPTION 1)

	Issue Age
Class	Age	Age	Age
	25	40	55
Male Smoker	$792	$1,590	$3,486

Female Smoker	$640	$1,259	$2,516

Unisex Smoker	$762	$1,521	$3,294

Male Nonsmoker	$666	$1,269	$2,705

Female Nonsmoker	$578	$1,082	$2,185

Unisex Nonsmoker	$648	$1,231	$2,593

Male Unismoker	$734	$1,403	$2,945

Female Unismoker	$603	$1,128	$2,245

Unisex Unismoker	$708	$1,345	$2,789

Premium Flexibility

While your policy is in force, you may pay premiums at any time before the death of the insured subject to certain restrictions. There are no required premium payments; however, you may elect to set-up a “Planned Annual Premium” payment plan. Premium payment plans are discussed above in the Premium Payments and Payment Plans section.

In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a modified endowment contract (MEC). If so, we will follow these procedures:

•	For an unbilled subsequent premium payment, we will credit only that part of your premium payment to your policy that will not cause it to become a modified endowment contract, unless you’ve previously told us in writing that you want your policy to become a MEC. We will refund any remaining premium that we cannot apply and return it to you.
•	If we receive this subsequent premium payment within 21 days prior to your policy anniversary date and we have billed you for a planned premium due on or about the policy anniversary date, this payment will not be in good order. We’ll hold the payment and we will contact you for instructions on how to apply the payment.
•	If we receive the subsequent premium payment within 10 days prior to your policy anniversary date and we’ve billed you for a planned premium due on or about the policy anniversary date, such premium payment will not be in good order, and we’ll hold this premium payment. We will credit it to your policy on the policy anniversary date. If the policy anniversary date is not a valuation date, then the payment will be credited on the next valuation date following your policy anniversary. In such case, we will notify you of our action after we credit your premium payment.

These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period.

Premium Limitations

The minimum premium payment we will accept is $100.00.

There is no set maximum premium payment. However, we have the right to refund a premium paid in any year if it will increase the net amount at risk under the policy. Premium payments should be sent to our Administrative Office or to the address indicated for payment on the premium reminder notice.

How and When Your Premium Is Allocated

Net Premium

Net premium is a premium payment received in good order and accepted by us minus the sales load, premium tax charges and deferred acquisition cost tax charges.

Good order means that all the necessary documents and forms are complete and in our possession.

The net premium is allocated among the Separate Account Divisions and the Guaranteed Principal Account according to your current instructions and subject to our current allocation rules.

Premiums

Net Premium Allocation

When applying for the policy, you choose the percentages of your net premiums to be allocated among the Separate Account Divisions and the Guaranteed Principal Account. You may choose any percentages (rounded to two decimal places) as long as the total is 100%. You may allocate net premium payments to a maximum of twenty-one (21) Separate Account Divisions and the Guaranteed Principal Account at any time.*

You may change your allocation of future net premiums at any time without charge by written request or by any other means acceptable to us, including, but not limited to, requests by telephone, facsimile, electronic mail or the internet. To allocate net premiums or to transfer account value to a twenty-second division of the Separate Account, you must transfer 100% of the account value from one or more of your twenty-one (21) selected Separate Account Divisions.

*We reserve the right to limit the number of Separate Account Divisions to which You can allocate Your net premiums if the limitation is necessary to protect Your policy’s status as life insurance under federal tax law.

When Net Premium is Allocated

During the free look period, we will apply your first net premium to the MML Money Market Division, provided the premium equals or exceeds the minimum initial policy premium.

At the later of the end of the free look period or the date we receive proper notice that you received your policy, we will allocate your account value among the Guaranteed Principal Account and/or Separate Account Divisions according to your instructions and subject to our current allocation rules.

Premiums

Investment Choices

The Separate Account

The part of your premium that you invest in the variable investment divisions is held in an account that is separate from the general assets of the Company. This account is called the Massachusetts Mutual Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account.”

We established the Separate Account on July 13, 1988, according to the laws of the Commonwealth of Massachusetts. We registered it with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account exists to keep your life insurance assets separate from our other company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the policies.

We have established a segment within the Separate Account to receive and invest premium payments for the Strategic Variable Life® policies. When we talk about the Separate Account in this prospectus, we are specifically referring to the Strategic Variable Life® segment of the Separate Account.

Currently, the Strategic Variable Life® segment of the Separate Account is divided into 33 divisions. Each division purchases shares in a corresponding fund. The underlying funds are listed in the next section.

Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the Strategic Variable Life® policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public and their performance results will differ from the performance of the retail funds.

Investment Choices

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser if applicable, as well as the investment objective of the fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectuses. A copy of each underlying fund’s prospectus is attached to this prospectus. You can obtain additional copies of these prospectuses by contacting our Administrative Office at 1-800-665-2654.

Administrative, Marketing and Support Service Fees. MassMutual has entered into arrangements with the investment adviser, subadviser, distributor, and/or affiliated companies of many of the underlying funds pursuant to which MassMutual receives payments for providing administrative, marketing or other support services to the funds. These payments may be used for any corporate purpose, including payment of expenses that MassMutual incurs in promoting, issuing, distributing and administering the policies.

The arrangements with the underlying funds may vary and may include payments made pursuant to a distribution and/or servicing plan adopted by the fund pursuant to Rule 1b-1 under the Investment Company Act of 1940. The payments are generally based on an annual percentage of the average net assets held in that fund by MassMutual and its affiliates. Currently, on an annual basis, the payments range from 0.08% to 0.30% of the assets of the underlying fund attributable to the policies. These payments may be significant.

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
American Century® Variable Portfolios, Inc.

American Century VP Income & Growth Fund	Adviser: American Century Investment Management, Inc. (“American Century”) Sub-Adviser: N/A	Seeks growth of capital by investing in common stocks. The fund pursues a total return and dividend yield that exceed those of the S&P 500® by investing in stocks of companies with strong expected returns.

American Century VP Value Fund	Adviser: American Century Investment Management, Inc. (“American Century”) Sub-Adviser: N/A	Seeks long-term capital growth by investing primarily in common stocks of companies believed to be undervalued at the time of purchase. Income is a secondary objective.

Goldman Sachs Variable Insurance Trust

Goldman Sachs VIT Capital Growth Fund	Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A	Seeks long-term growth of capital by investing, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at the time of purchase in a diversified portfolio of equity investments that are considered by the investment adviser to have long-term capital appreciation potential.

Goldman Sachs VIT CORESM U.S. Equity Fund	Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A	Seeks long-term growth of capital and dividend income. The fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase in a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Goldman Sachs Variable Insurance Trust (continued)

Goldman Sachs VIT Growth & Income Fund	Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A	Seeks long-term growth of capital and growth of income. The fund invests, under normal circumstances, at least 65% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase in equity investments that are considered by the investment adviser to have favorable prospects for capital appreciation and/or dividend-paying ability.

Goldman Sachs VIT Mid Cap Value Fund	Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A	Seeks long-term capital appreciation. The fund invests, under normal circumstances, at least 80% of its net assets plus any borrowing for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in mid-capitalization issuers within the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to sell the security.

Janus Aspen Series

Janus Aspen Capital Appreciation Portfolio (Institutional)	Adviser: Janus Capital Sub-Adviser: N/A	Seeks long-term growth of capital. The portfolio invests primarily in common stocks selected for their growth potential. It may invest in companies of any size, from larger, well-established companies to smaller, emerging-growth companies.

Janus Aspen Worldwide Growth Portfolio (Institutional)	Adviser: Janus Capital Sub-Adviser: N/A	Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size located throughout the world. The portfolio normally invests in issuers from at least five different countries, including the United States. The portfolio may, under unusual circumstances, invest in fewer than five countries or even a single country.

MFS® Variable Insurance TrustSM

MFS® Emerging Growth Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	Seeks long-term growth of capital. It normally invests at least 65% of its net assets in common stocks and related securities of emerging-growth companies of all sizes.

MFS® New Discovery Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	Seeks capital appreciation. It normally invests 65% of its net assets in equity securities of smaller emerging-growth companies.

MFS® Research Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	Seeks long-term growth of capital and future income. It normally invests at least 80% of its net assets in common stocks and related securities of companies believed to have favorable prospects for long-term growth.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Series Investment Fund

MML Blend Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital.

MML Emerging Growth Fund	Adviser: MassMutual Sub-Adviser: RS Investment Management, L.P.	Seeks capital appreciation.

MML Equity Fund	Adviser: MassMutual Sub-Advisers: David L. Babson & Company Inc. and Alliance Capital Management L.P.	Seeks as its primary objective to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.

MML Equity Index Fund (Class II)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, Inc.	Seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index[1].

MML Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Massachusetts Financial Services Company	Seeks long-term growth of capital.

MML Managed Bond Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital.

MML Money Market Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve high current income, the preservation of capital, and liquidity.

MML OTC 100 Fund	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, Inc.	Seeks to approximate as closely as practicable (before fees and expenses) the total return of the 100 largest publicly traded over-the-counter common stocks.

MML Small Cap Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Waddell & Reed Investment Management Company, and Wellington Management Company, LLP	Seeks long-term capital appreciation.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Oppenheimer Variable Account Funds

Oppenheimer Aggressive Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing in “growth type” companies.

Oppenheimer Balanced Fund/VA2	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high total investment return, which includes current income and capital appreciation in the value of its shares.

Oppenheimer Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income with a secondary objective to seek capital appreciation when consistent with its primary objective.

Oppenheimer Capital Appreciation Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing mainly in equity securities of well-known, established companies.

Oppenheimer Global Securities Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation. The fund invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities.

Oppenheimer High Income Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income from investment in high-yield fixed-income securities.

Oppenheimer Main Street Fund®/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks high total return (which includes share-value growth and current income) from equity and debt securities.

Oppenheimer Main Street Small Cap Fund®/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation.

Oppenheimer Money Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks maximum current income from investments in money market securities consistent with low capital risk and maintenance of liquidity.

Oppenheimer Strategic Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income principally derived from interest on debt securities.

Panorama Series Fund, Inc.

Oppenheimer International Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term growth of capital by investing under normal circumstances, at least 90% of its total assets in equity securities of companies wherever located, the primary stock market of which is outside the United States.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
T. Rowe Price Equity Series, Inc.

T. Rowe Price Mid-Cap Growth Portfolio*	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation through investment in stocks of mid-cap companies with potential for above-average earnings growth.
T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P Mid-Cap 400® Index or the Russell Midcap® Growth Index.

T. Rowe Price New America Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks long-term growth of capital by investing primarily in the common stocks of U.S. companies operating in sectors believed to be the fastest growing in the U.S.

*	Not available as an investment option for policies with a policy date of May 1, 2004 or later.
1	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the fund. The fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.
2	Prior to May 1, 2004, this Fund was called Oppenheimer Multiple Strategies Fund/VA.

Investment Choices

The Guaranteed Principal Account

You may allocate some or all of the net premiums to the Guaranteed Principal Account. You may also transfer value from the Separate Account to the Guaranteed Principal Account.

Amounts allocated to the Guaranteed Principal Account become part of our general investment account. You do not participate in the investment performance of the assets in our general investment account. Instead, we guarantee that amounts allocated to the Guaranteed Principal Account, in excess of policy debt, will earn interest at a minimum rate of 3% per year.

For amounts in the Guaranteed Principal Account equal to any policy debt, the guaranteed minimum interest rate per year is the greater of:

•	3%, or
•	the policy loan rate less the current loan interest rate expense charge.

We may credit a higher rate of interest at our discretion.

Investment Choices

Policy Value

How The Value of your Policy is Calculated

Your value of your policy is called its account value. The account value has two components:

1. the variable account value, and

2. the Guaranteed Principal Account value.

We will calculate your policy value on each valuation date.

Variable Account Value

The variable account value is the sum of your values in each of the Separate Account Divisions. It reflects:

•	net premiums allocated to the Separate Account Divisions;
•	transfers to the Separate Account Divisions from the Guaranteed Principal Account;
•	transfers and withdrawals from the Separate Account Divisions;
•	fees and charges deducted from the Separate Account Divisions; and
•	the net investment experience of the Separate Account Divisions.

Transactions in the Separate Account Divisions are all reflected through the purchase and sale of “accumulation units”. For instance, before we invest your net premium payment in a division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the underlying fund.

Net Investment Experience.    The net investment experience of the variable account value is reflected in the value of the accumulation units.

Every valuation date we determine the value of an accumulation unit for each of the Separate Account Divisions. Changes in the accumulation unit value reflect the investment performance of the underlying fund as well as deductions for the mortality and expense risk charge, and fund expenses.

The value of an accumulation unit may go up or down from valuation date to valuation date.

When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the premium payment allocated to a division by the value of the accumulation unit for that Separate Account Division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.

We calculate the value of an accumulation unit for each division at the close of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.

Purchase and Sale of Accumulation Units

The purchase and sale of accumulation units will affect your account value in the Separate Account Divisions. If we receive a premium payment or a written request that cause us to purchase or sell accumulation units, and we receive that premium payment or request before the valuation time on a valuation date, accumulation units will be purchased or sold as of that valuation date. Otherwise, accumulation units will be purchased or sold as of the next following valuation date.

Guaranteed Principal Account Value

(We refer to this as the “Fixed Account Value” in your policy)

The Guaranteed Principal Account value is the accumulation at interest of:

•	net premiums allocated to the Guaranteed Principal Account; plus
•	amounts transferred into the Guaranteed Principal Account from the Separate Account Divisions; minus
•	amounts transferred or withdrawn from the Guaranteed Principal Account; minus
•	monthly charges deducted from the Guaranteed Principal Account.

Interest on the Guaranteed Principal Account

The Guaranteed Principal Account value earns interest at an effective annual rate, credited daily.

Policy Value

For the part of the Guaranteed Principal Account value equal to any policy loan, the daily interest rate we use is the daily equivalent of the greater of:

•	the annual policy loan interest rate in effect minus the loan interest rate expense charge; or
•	3%.

For the part of the Guaranteed Principal Account Value in excess of any policy loan, the daily rate we use is the daily equivalent of the greater of:

•	the current interest rate we declare; or
•	the guaranteed interest rate of 3%.

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make planned premium payments. Nor will making planned premium payments guarantee that the policy will remain in force. If the policy does terminate, you may be permitted to reinstate it.

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, refer to the Federal Income Tax Considerations section.

Policy Termination

We will not terminate your policy for failure to pay premiums. However, we will terminate your policy if on a monthly calculation date, the account value less any policy debt is insufficient to cover the total monthly charges due.

Your policy will then enter a 61-day grace period.

Grace Period

Before your policy terminates, we allow a grace period during which you must pay the amount of premium needed to avoid termination. We will mail you a notice stating this amount.

The grace period begins on the date the monthly charges are due. It ends on the later of:

•	61 days after the date it begins, and
•	30 days after we mail you the notice.

During the grace period, the policy will stay in force. If the insured dies during this period and the necessary premium has not been paid, we will pay the death benefit proceeds, reduced by the amount of the unpaid premium.

If we do not receive the required payment by the end of the grace period, the policy will terminate without value.

Reinstating Your Policy

For a period of five (5) years after termination, you can request that we reinstate the policy during the insured’s lifetime. We will not reinstate the policy if it has been surrendered for its cash surrender value.

Before we reinstate the policy, we must receive the following:

•	a premium payment that will produce an account value equal to 3 times the total monthly charges for the policy on the monthly calculation date on or next following the date of reinstatement;
•	evidence of insurability satisfactory to us; and
•	if applicable, a signed acknowledgement that the policy has become a modified endowment contract.

If you reinstate your policy, your policy’s selected face amount will be the same as if the policy had not terminated.

If you reinstate your policy, it may become a “modified endowment contract” under current federal law. Please consult your tax adviser. More information on modified endowment contracts is included in the Federal Income Tax Considerations section.

Policy Value

Policy Transactions

While your policy is in force you may allocate account value among the Separate Account Divisions and to or from the Guaranteed Principal Account. You may also borrow against the policy, make withdrawals from it, or surrender it completely. These transactions are discussed below.

All transaction requests must be submitted to our Administrative Office.

Transfers

You may transfer all or part of the account value among the policy’s Separate Account Divisions and the Guaranteed Principal Account. Transfers are effective on the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, your transfer request will be effective on the next valuation date.

You can make transfers by written request or by any other means acceptable to us, including, but not limited to, requests by telephone, facsimile, electronic mail or the internet. In your transfer request, you must indicate the dollar amount or the percentage (rounded to two decimal places) you wish to transfer. There is no limit on the number of transfers you may make from the Separate Account Divisions.

You may maintain account value in a maximum of twenty-one (21) Separate Account Divisions and the Guaranteed Principal Account at any one time. If you want to transfer net premium or transfer account value to a twenty-second Division, you must transfer 100% of the account value from one or more of the twenty-one (21) active Separate Account Divisions.*

You may transfer all account value in the Separate Account to the Guaranteed Principal Account at any time without incurring a fee. The transfer will take effect when we receive your signed, written request.

We will consider all transfers made on one valuation date to be one transfer.

We currently do not charge a fee for transfers. We, however, reserve the right to charge a fee for transfers if there are more than six (6) transfers in a policy year. This fee will not exceed $10 per transfer.

You may only transfer account value from the Guaranteed Principal Account to the Separate Account once per policy year. This transfer must occur within the 31-day period following your policy anniversary date. This transfer may not exceed 25% of your account value in the Guaranteed Principal Account at the time of your transfer. For purposes of this transfer restriction, your account value in the Guaranteed Principal Account does not include policy debt. However, you may transfer 100% of your account value in the Guaranteed Principal Account to the Separate Account if:

•	you have transferred 25% of your account value in the Guaranteed Principal Account in each of the previous three (3) policy years, and
•	you have not allocated premium payments or made transfers to the Guaranteed Principal Account during any of the previous three (3) policy years, except as a result of a policy loan.

You cannot transfer Guaranteed Principal Account value equal to any policy debt.

*We reserve the right to limit the number of Separate Account Divisions to which you can allocate your account value if the limitation is necessary to protect your policy’s status as life insurance under federal tax law.

Automated Account Value Transfer

Automated account value transfer permits you to make monthly transfers of account value in a Separate Account Division to any combination of Separate Account Divisions and the Guaranteed Principal Account. You must specify the amount you wish to transfer as a dollar amount or a percentage (rounded to two decimal places). Automated account value transfers are not available from more than one Separate Account Division or from the Guaranteed Principal Account. We consider this process as one transfer per policy year.

You can elect, change or cancel automated account value transfer on any valuation date, provided we

Policy Transactions

receive a completed written request. We will only make transfers on the monthly calculation date. The effective date of the first automated transfer will be the first monthly calculation date after we receive your request at our Administrative Office. If we receive your request before the end of the free look period, your first automated transfer will occur at the end of this period.

Transfers will occur automatically. However, you must specify:

•	The Separate Account Division we are to transfer from; and
•	The Separate Account Division(s) and/or Guaranteed Principal Account we are to transfer to; and
•	The length of time during which transfers will continue.

If Your transfer amount is greater than your account value in the Separate Account Division we are transferring from, then we will transfer your remaining account value in that Division in the same proportion as your previously transferred amounts. We will not process any more automated transfers thereafter.

Limits on Frequent Trading and Market Timing Activity

This policy and its investment options are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all policyowners and beneficiaries under the policy, including long-term policyowners who do not engage in these activities. Therefore, organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy.

We have adopted policies and procedures to help us identify those individuals or entities who we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the Separate Account, there can be no assurance that we will be able to identify all those who trade frequently or employ a market timing strategy and curtail their trading in every instance.

If we, or the investment adviser to any of the funds available with this policy, determine that a policyowner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will take restrictive action. Such action includes, but is not limited to:

•	not accepting transfer instructions from a policyowner or other person authorized to conduct a transfer;
•	restricting the ability to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our website or any other type of electronic medium;
•	limiting the amount of transfer requests that can be made during a policy year; and
•	requiring the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, we will return the policy value to the investment option from which the transfer was attempted as of the valuation date your transfer request is rejected. We may, among other things, then require you to resubmit the rejected transfer by regular mail.

Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any transfer request to a division if the division’s investment in the corresponding fund is not accepted for any reason.

We have the right to terminate, suspend or modify these provisions.

Policy Transactions

Withdrawals

After your policy has been in force for six (6) months, you can withdraw value from your policy on any monthly calculation date. You must send a written request to our Administrative Office.

•	Minimum withdrawal amount: $100 (before deducting the withdrawal charge).
•	Maximum withdrawal amount: cash surrender value value, less an amount equal to the following:
•	12 multiplied by the most recent monthly charges for your policy, if you take a withdrawal before the policy anniversary date nearest the insured’s 65th birthday; or
•	60 multiplied by the most recent monthly charges for your policy, if you take a withdrawal after the policy anniversary date nearest the insured’s 65th birthday.

You must specify in your request the investment options from which your want the withdrawal made and the dollar amount you want withdrawn from each. If you do not specify, the withdrawal will be deducted in proportion to the values in each Separate Account Division and the Guaranteed Principal Account. The withdrawal amount from each Separate Account Division and the Guaranteed Principal Account may not exceed the non-loaned account value allocated to each as of the date of the withdrawal.

We deduct a charge of 2.0% of the amount you withdraw. This charge will not exceed $25.00. We will reduce your account value by the amount of the withdrawal. If necessary, we will reduce your policy’s selected face amount to prevent an increase in the amount at risk, unless you provide us with satisfactory evidence of insurability. Withdrawals may have tax consequences.

Withdrawals will be effective on the valuation date we receive your request in good order at our Administrative Office. We will pay any withdrawal amounts within 7 days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. (See Other Policy Rights and Limitations).

Surrenders

You may surrender your policy to us at any time while the policy is in force and the insured is alive. We will pay you its cash surrender value.

The cash surrender value is equal to:

•	the account value; minus
•	any outstanding policy debt.

There is no surrender charge.

The surrender will be effective on the valuation date we receive the policy and a written surrender request at our Administrative Office, unless you select a later effective date. If, however, we receive your surrender request on a date that is not a valuation date or after a valuation time, then your surrender will be effective on the next valuation date.

We will pay any surrender amounts within 7 days of the surrender effective date, unless we are required to suspend or postpone surrender payments. (Please refer to Other Policy Rights and Limitations).

The policy terminates as of the effective date of the surrender and cannot be reinstated.

Loans

You may take a loan from the policy at any time while the insured is living. We charge interest on policy loans and it may be added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt.” You may repay all or part of your policy debt, but you are not required to do so. We will deduct any outstanding debt from the proceeds payable at death or the surrender of the policy.

The maximum loan amount is equal to:

•	100% of your account value at the time of the loan; minus
•	any outstanding policy debt before the new loan; minus
•	interest on the loan being made and on any outstanding policy debt to the next policy anniversary date; minus
•	an amount equal to the most recent monthly charges for the policy multiplied by the number of monthly calculation dates remaining from the date the loan is made up to and including the next policy anniversary date.

Taking a loan from your policy has several risks:

•	it may increase the risk that your policy will terminate;
•	it will have a permanent effect on your policy’s cash surrender value;

Policy Transactions

•	it will reduce the death proceeds; and
•	it has potential adverse tax consequences.

These tax consequences are discussed in the Federal Income Tax Considerations section.

Loan Procedures

Requesting a Loan

•	To take a loan, you must send a written request to our Administrative Office.
•	You must assign the policy to us as collateral for the loan.

Payment of Proceeds

Loans will be effective on the valuation date we receive your written request and all other required documents in good order at our Administrative Office.

On the effective date of the loan, we deduct your requested loan amount from the Separate Account Divisions and the Guaranteed Principal Account in proportion to the non-loaned account value of each. We liquidate accumulation units in the Separate Account Divisions and transfer the resulting dollar amounts to the Guaranteed Principal Account. These dollar amounts become part of the loaned portion of the Guaranteed Principal Account. You may not borrow from the loaned portion of the Guaranteed Principal Account.

We will pay any loan amounts within 7 days of the loan effective date, unless we are required to suspend or postpone loan amounts. (Please refer to Other Policy Rights and Limitations.)

Interest Credited on the Loaned Value

When you take a loan, we transfer an amount equal to the loan to the loan section of the Guaranteed Principal Account. This amount earns interest at a rate equal to the greater of:

•	3%, or
•	the policy loan interest rate less the loan interest rate expense charge.

The current loan interest rate expense charge is 0.75%.

Loan Interest Rate

At the time you apply for the policy, you may select a loan interest rate of 6% per year or, where permitted, an adjustable loan rate. All policies within a case must have the same fixed or adjustable loan rate. Each year we set the adjustable rate that will apply for the next policy year. The maximum loan rate is based on the monthly average of the composite yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Moody’s Investors Service, Inc. is no longer published, we will use a similar average as approved by the insurance department of the state in which your contract was issued.

The maximum rate is the greater of:

•	the published monthly average for the calendar month ending two months before the policy year begins; or
•	5%.

We will increase the rate if the maximum limit is at least ½% higher than the rate in effect for the previous year. We will decrease the rate if the maximum limit is at least ½% lower than the rate in effect for the previous year.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. Interest is due on each policy anniversary. If you do not pay the interest when it is due, we will add the interest to the loan, and it will bear interest at the same rate. We treat any interest capitalized on a policy anniversary the same as a new loan. We will deduct this capitalized interest from the Separate Account Divisions and the Guaranteed Principal Account in proportion to the non-loaned account value in each.

Effect of a Loan on the Values of the Policy

A policy loan affects policy values since we reduce the death benefit and cash surrender value by the amount of the policy debt.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the Guaranteed Principal Account. This amount does not participate in the investment performance of the Separate Account.

Policy Transactions

Policy debt must not exceed your account value. If this limit is reached, we may terminate the policy. If we terminate your policy for this reason, we will notify you (and any assignee shown on our records) in writing. The section on Policy Termination explains more completely what will happen if your policy is at risk of terminating.

Repayment of Loans

You may repay all or part of your policy debt at any time while the insured is living and while the policy is in force. We will increase the death benefit and cash surrender value under the policy by the amount of the repayment.

We will apply your loan repayments on the valuation date they are received at our Administrative Office, in good order. Upon repayment, we will transfer values equal to the repayment from the loaned portion of the Guaranteed Principal Account to the non-loaned portion of the Guaranteed Principal Account and the applicable Separate Account Division(s). We will transfer the repayment in proportion to the non-loaned value in each Separate Account Division and/or the Guaranteed Principal Account at the time of repayment.

If you do not repay the loan, we deduct the loan amount due from the cash surrender value or the death benefit.

Death Benefit

If the insured dies while the policy is in force, we will pay the death benefit to the named beneficiary.

The death benefit will be the amount provided by the death benefit option in effect on the date of death, reduced by any outstanding policy debt, and any unpaid premium needed to avoid termination. The death benefit is calculated as of the date of the insured’s death.

The minimum death benefit for your policy is based on your policy’s account value as described below.

Minimum Death Benefit

To qualify as life insurance under federal tax laws currently in effect, the policy has a minimum face amount. The minimum face amount equals the account value times the minimum face amount percentage. The percentages depend upon the insured’s age, sex and smoking classification. The percentages are shown in the Table Of Minimum Face Amount Percentages in the policy.

Death Benefit Options

When you apply for the policy you must choose a selected face amount and death benefit option. We offer two death benefit options:

Death Benefit Option 1 — the death benefit is the greater of:

(a)	the selected face amount in effect on the date of death; or

(b)	the minimum face amount in effect on the date of death.

Death Benefit Option 2 — the death benefit is the greater of:

(a)	the sum of the selected face amount in effect on the date of death plus the account value on the date of death; or
(b)	the minimum face amount in effect on the date of death.

If the insured dies while the policy is in force, we will pay the death benefit based on the option in effect on the date of death, with the following adjustments:

•	We add the part of any monthly charges that apply for the period beyond the date of death; and
•	We deduct any policy debt outstanding on the date of death; and
•	We deduct any monthly charges unpaid as of the date of death.

You should note that under Death Benefit Option 1, the death benefit amount is not affected by your policy’s investment experience unless the death benefit is based on the minimum face amount. Under Death Benefit Option 2, the death benefit amount may increase or decrease depending on investment experience.

We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the interest payment option.

Policy Transactions/Death Benefit

Example:

    The following example shows how the death benefit may vary as a result of investment performance and Death Benefit Option in effect on the date of death.

	Policy A	Policy B
(a) Selected face amount:	$100,000	$100,000
(b) Account value on date of death, plus refund of sales load, if applicable:	$40,000	$50,000
(c) Minimum face amount percentage on date of death:	240%	240%
(d) Minimum face amount (b x c):	$96,000	$120,000
Death benefit if Death Benefit Option 1 is in effect [greater of (a) or (d)]:	$100,000	$120,000
Death benefit if Death Benefit Option 2 is in effect [greater of (a + b) or (d)]:	$140,000	$150,000

The examples assume no additions to or deductions from the selected face amount or minimum face amount are applicable.

Right to Change the Death Benefit Option

You may change your Death Benefit Option at any time while the insured is living by written request and subject to our guidelines regarding proof of insurability. However, no change will be permitted after the policy anniversary nearest the insured’s 100th birthday. There is no charge for a change in Death Benefit Option.

If the change is from Death Benefit Option 1 to Death Benefit Option 2, then the selected face amount after the change will equal the selected face amount before the change, and evidence of insurability will be required.

If the change is from Death Benefit Option 2 to Death Benefit Option 1, then the selected face amount after the change will equal the selected face amount before the change plus the account value, and no evidence of insurability is required.

The effective date of any change in the Death Benefit Option will be your first policy anniversary on, or next following, the later of:

•	15 days after we receive and approve your written request for such change; or
•	the requested effective date of the change.

Right to Change the Face Amount

You may request an increase or decrease in the selected face amount. If you change your selected face amount, your policy charges will change accordingly.

If you increase or decrease the selected face amount, your policy may become a modified endowment contract (MEC) under federal tax law. MEC’s are discussed in the Federal Income Tax Considerations section of this prospectus; however, you should consult your tax adviser for information on how a modified endowment contract may effect your tax situation.

Increases in Selected Face Amount. You may increase the selected face amount by written request six (6) months after policy issue or six (6) months after a previous increase. We may request adequate evidence of insurability for an increase.

We will not allow an increase in the selected face amount after the policy anniversary date nearest the insured’s 85th birthday. Any increase in the selected face amount will be effective on the monthly calculation date which is on, or next follows, the later of:

•	15 days after we have received and approved your written request for such change; or
•	the requested effective date of the change.

Any increase must be for at least $5,000.

Decreases in Selected Face Amount. You may also decrease your policy’s selected face amount. We allow a decrease in the selected face amount only once per policy year. The selected face amount after a decrease must be at least $50,000.

Any requested decrease in the selected face amount will be effective on the monthly calculation date which is on, or next follows the later of:

•	15 days after we receive and approve your written request for such change;
•	the requested effective date of the change.

Death Benefit

When We Pay Death Benefit Proceeds

If the policy has not terminated, and it is determined that the claim is valid, we normally pay the death benefit within 7 days after we receive all required documents, in good order, at our Administrative Office.

We investigate all death claims that occur within two-years (a) after the policy is issued, (b) after an increase in the selected face amount, or (c) after reinstatement. These two-year periods are called the policy’s “contestable periods”. After that two-year period, we cannot contest a policy’s validity, except for failure to pay premiums.

We can delay payment of the death benefit during any period that:

•	It is not reasonably practicable to determine the amount because the New York Stock Exchange is closed, except for normal weekend or holiday closings;
•	Trading is restricted by the Securities and Exchange Commission (SEC); or
•	The SEC determines that an emergency exists; or
•	The SEC, by order, permits us to delay payment for the protection of our policyowners.

We will pay interest on the death benefit from the date of death to the date of a lump sum payment or the effective date of a payment option.

We will pay the death benefit in one lump sum or the beneficiary may choose one or more of the following options:

•	Fixed Amount Payment Option;
•	Fixed Time Payment Option;
•	Lifetime Payment Option;
•	Interest Payment Option;
•	Joint Lifetime Payment Option; and
•	Joint Lifetime Payment Option with Reduced Payments.

Your policy and the Statement of Additional Information provide more information about these payment options.

Suicide

If the insured dies by suicide, while sane or insane, the policy death benefit may be limited.

•	If the death occurs within two (2) years from the issue date, we will pay a limited death benefit in one sum to the beneficiary. The limited death benefit is the amount of premiums paid for the policy, less any policy debt or amounts withdrawn.
•	If the death occurs within two (2) years from an increase in the selected face amount and while the policy is in force, we will pay a limited benefit to the beneficiary. The limited death benefit is the cost of insurance charges associated with the selected face amount increase plus the death benefit in effect two (2) years prior to the suicide.

Misstatement of Age or Gender

We will make an adjustment if the insured’s date of birth or gender in the application is not correct. If the adjustment is made when the insured dies, we will adjust the death benefit by the most recent cost of insurance charge according to the correct age and gender. If we make the adjustment before the insured dies, we will base future monthly charges on the correct age and gender.

Death Benefit

Charges and Deductions

We deduct the following charges from the policy.

In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses.

Transaction Charges

Deductions From Premiums

Prior to applying your premium to the Guaranteed Principal Account or the Separate Account Division(s), we deduct a sales load, state premium tax and a deferred acquisition cost tax charge from your premium.

Sales Load Charge

We deduct a sales load from your premium for the expenses related to the sale and distribution of the policies. The sales load is based on the total initial case premium paid on all policies under a case before we installed the case on the administration system.

The maximum sales load that we can deduct is:

For policies issued under a case installed on the administrative system on or after January 1, 1997 (not applicable in New York):

Initial Case Premium Paid	Years 1-5	Years 6+
Less than $3,500,000 • Less than or equal to the Minimum Planned Annual Premium*	18.00%	6.00%

• Greater than the Minimum Planned Annual Premium*	6.00%	6.00%

Greater than or equal to $3,500,000 but less than $7,000,000	5.50%	5.50%

Greater than or equal to $7,000,000 but less than $10,000,000	3.25%	3.25%

Greater than or equal to $10,000,000.75%		.75%

For policies issued under a case installed on the administrative system prior to January 1, 1997 and for all policies issued under a case in New York:

Initial Case Premium Paid	Years 1-5	Years 6+
Less than $1,000,000

• Less than or equal to the Minimum Planned Annual Premium*	18.00%	6.00%

• Greater than the Minimum Planned Annual Premium*	6.00%	6.00%

Greater than or equal to $1,000,000 but less than $2,500,000	7.00%	7.00%

Greater than or equal to $2,500,000 but less than $5,000,000	5.50%	5.50%

Greater than or equal to $5,000,000 but less than $10,000,000	4.00%	4.00%

Greater than or equal to $10,000,000

*A table showing the minimum planned annual premium at certain ages for a policy with a selected face amount of $100,000 in all years can be found in the Premiums section of this prospectus.

State Premium Tax Charge

States assess premium taxes at various rates. We currently deduct the applicable state rate from each premium to cover premium taxes assessed against us by the states. The state rate will be either the Massachusetts rate or the applicable state rate.

We may increase or decrease this charge if there is any change in the tax or change of residence. You should notify us of any residence change. Any change in this charge will be effective immediately.

Deferred Acquisition Cost (“DAC”) Tax Charge

This charge is related to our federal income tax burden, under Internal Revenue Code Section 848. This charge will always represent the expense to us of the federal deferred acquisition cost tax.

Charges and Deductions

Withdrawal Charge

If you make a withdrawal from your policy, we deduct a charge of 2% of the money you withdraw. This charge will not exceed $25. This fee is guaranteed not to increase for the duration of the policy. This charge reimburses us for processing the withdrawal.

Loan Interest Rate Expense Charge

We assess a loan interest rate expense charge against policies with outstanding loan balances. It is deducted from the loan interest rate. This charge reimburses us for the ongoing expense of administering the loan.

The maximum loan interest rate expense charge is .75%.

Substitute Insured Charge

We assess an administrative fee if you transfer the policy to the life of a substitute insured. The charge reimburses us for processing the substitution. The charge is $75.00.

Transfer Charge

We currently do not charge a fee for transfers. We, however, reserve the right to charge a fee for transfers if there are more than six (6) transfers in a policy year. This fee will not exceed $10 per transfer. If imposed, the fee will reimburse us for processing the transfer.

Surrender Charges

There are no surrender charges.

Monthly Charges Against the Account Value

The following charges are deducted from the account value on each monthly calculation date:

•	An administrative charge;
•	A cost of insurance charge;
•	An underwriting charge (if applicable); and
•	Any rider charge (if applicable).

The monthly calculation date is the date on which monthly charges for the policy are due. The first monthly calculation date is the policy date, and subsequent monthly calculation dates are on the same day of each succeeding calendar month.

Your policy’s monthly calculation date will be listed in the policy specifications page. Monthly charges are deducted from the Separate Account Divisions and the Guaranteed Principal Account in proportion to the non-loaned account values in each on the date the deduction is taken.

Administrative Charge

We deduct a monthly charge for costs we incur for providing certain administrative services. These services include premium billing and collection, record keeping, processing claims, and communicating with policyowners. The maximum administrative charge that we will assess is $9.00 per month.

Cost of Insurance Charge

(We refer to this charge as the “Mortality Charge” in your policy)

The cost of insurance charge reimburses us for providing you with life insurance protection.

The maximum or guaranteed cost of insurance charge rates associated with your policy are shown in the Schedule Page of the policy. They are calculated using the 1980 Commissioners’ Standard Ordinary Mortality Table, male or female (unisex rates may be required in some states), non smoker or smoker table, age of the insured on their nearest birthday.

Your policy’s actual or current cost of insurance charge rates are based on the following:

•	the insured’s issue age,
•	the insured’s gender,
•	the insured’s tobacco use classification,
•	the policy year in which we make the deduction,
•	the rating class of the policy, and
•	the underwriting classification of the case.

These rates generally increase as the insured’s age increases. The rates will vary with the number of years the coverage has been in force and with the selected face amount of the policy.

How the cost of insurance charge is calculated

We calculate the cost of insurance charge on the monthly calculation date by multiplying the current cost of insurance charge rate by a discounted insurance risk.

Charges and Deductions

The insurance risk is the difference, on the monthly calculation date, between:

•	the amount of death benefit available under the Death Benefit Option in effect, discounted by the monthly equivalent of 3% per year, and
•	the account value (before deduction of the monthly cost of insurance charge).

The following two steps describe how we calculate the cost of insurance charge for your policy:

Step 1: We calculate the insurance risk for your policy:

(a)	We divide the amount of the death benefit available under the Death Benefit Option in effect by 1.0024663; and
(b)	We subtract your policy’s account value at the beginning of the policy month from the amount we calculated in 1(a) above.

Step 2: We multiply the cost of insurance risk by the cost of insurance charge rate. This amount is your cost of insurance charge.

Additional Information about the Cost of Insurance Charge

Because your account value and death benefit may vary from month to month, your cost of insurance charge may also vary on each monthly calculation date. The cost of your insurance depends on the amount of the insurance risk on your policy. Factors that may affect the insurance risk include:

•	the amount and timing of premium payments,
•	investment performance,
•	fees and charges assessed,
•	rider charges,
•	withdrawals,
•	policy loans,
•	changes to the selected face amount, and
•	changes to the Death Benefit Option.

We will apply any change in the cost of insurance charge to all policies in the same class.

Underwriting Charge

We currently deduct a monthly face amount charge from polices that are issued under a regular underwriting basis. We use this charge to reimburse us for the costs associated with performing full underwriting on potential policyowners. We base this charge on the initial selected face amount and the issue age of the insured. This charge is fixed for a set number of policy years.

The following list shows the underwriting charges that we will charge:

Issue Age 20-24:

•	Policy Years 1-5: $0.00583 per month per $1,000 of selected face amount
•	Policy Years 6+: 0

Issue Age 25-34:

•	Policy Years 1-4: $0.00833 per month per $1,000 of selected face amount
•	Policy Years 5+: 0

Issue Age 35-39:

•	Policy Years 1-3: $0.01250 per month per $1,000 of selected face amount
•	Policy Years 4+: 0

Issue Age 40-44:

•	Policy Years 1-2: $0.02500 per month per $1,000 of selected face amount
•	Policy Years 3+: 0

Issue Age 45-49:

•	Policy Years 1: $0.0500 per month per $1,000 of selected face amount
•	Policy Years 2+: 0

Issue Age 50-85:

•	Policy Years 1: $0.0583 per month per $1,000 of selected face amount
•	Policy Years 2+: 0

Rider Charges

You can obtain additional benefits by applying for riders on your policy. The purpose of the charge for these riders is to compensate us for the anticipated cost of providing the additional benefits.

Daily Charges Against the Separate Account

The following charge is deducted daily from the Separate Account.

Charges and Deductions

Mortality and Expense Risk Charge

(We refer to this charge as the “Net Investment

Factor Asset Charge” in your policy)

The mortality and expense risk charge imposed is a percentage of the account value held in the Separate Account Divisions. This charge varies by policy year. The maximum or guaranteed percentage is 1.0% in any policy year.

The charge is deducted from the Separate Account Divisions but not from the Guaranteed Principal Account.

This charge compensates us for the mortality and expense risks we assume under the policies. The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated, and as a result, the insurance charges will be insufficient to meet actual claims. The expense risk we assume is that our costs of issuing, distributing and administering the policies will exceed the administrative charges collected.

If all the money we collect from this charge is not needed to cover death benefits and expenses, it will be our gain. We will use this gain for any purpose, including payment of sales commissions. If the money we collect is insufficient, we will still pay all valid claims and expenses.

Other Charges

Charges for Federal Income Taxes

We do not currently charge the Separate Account Divisions for federal income taxes attributable to them. However, we reserve the right to eventually charge the Separate Account Divisions to provide for future federal income tax liability of the Separate Account Divisions.

Investment Management Fees and Other Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. In addition, one or more of the funds available as an investment choice may pay a distribution fee out of the fund’s assets to us called a “12b-1” fee. Any investment in one of the funds with a 12b-1 fee will increase the cost of your investment in this contract. Please refer to the fund prospectuses for more information regarding these expenses.

Charges and Deductions

Other Benefits Available Under The Policy

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. It also is not intended as tax advice. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

For complete information on any tax issue, we urge you to consult a qualified tax adviser. No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans. We believe the policy meets the Internal Revenue Code (“IRC”) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (“MEC”) under federal tax law. See Modified Endowment Contracts below for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and
•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minimum $10,000 cost basis).

The potential that policy debt will cause taxable income from policy termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained ages of the insured; (4) high or increasing amount of insurance risk, depending on death benefit option and changing

Other Benefits Available Under The Policy

account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the policy debt limit is reached. If, using the previous example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventative action.

A change of the owner or an insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

We believe that, under current law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade for business” or “investment” purposes, provided that you meet certain narrow criteria.

If the owner is a corporate or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (“AMT”) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s net surrender value on the date of the second death.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on [MassMutual, C.M. Life’s, MML Bay State’s] tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Investor Control. There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among divisions of the Separate Account also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Modified Endowment Contracts. If a policy is a modified endowment contract (“MEC”) under

Other Benefits Available Under The Policy

federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59 1/2; or
(ii)	made because the taxpayer became disabled; or
(iii)	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

•	the accumulated amounts paid under the contract at any time during the first seven contract years.

exceeds

•	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period, we will retest the policy using the lower benefit amount. If the reduction in death benefit causes the policy to become a MEC, this change is effective retroactively to the policy year in which the actual premiums paid exceed the new, lower 7-pay limit.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefits.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or cause the policy to become a MEC.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans. The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

Other Benefits Available Under The Policy

Other Information

Paid-up Policy Date

The paid-up policy date is the policy anniversary nearest the insured’s 100th birthday. On this date, and at all times thereafter, the selected face amount automatically changes to equal the account value. As of this date and thereafter, the Death Benefit Option will be Death Benefit Option 1, the charge for cost of insurance will be $0, and we will no longer accept premium payments. We will continue to deduct any other monthly charges. The policy does not lapse after the paid-up policy date. Your payment of planned annual premiums does not guarantee that the policy will continue in force to the paid-up policy date.

Sales and Other Agreements

MML Distributors, LLC (“MML Distributors”), 1414 Main Street, Springfield, Massachusetts 01144-1013, is the principal underwriter of the policy. MML Distributors is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors is a wholly owned subsidiary of MassMutual.

MML Distributors has selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD (“selling brokers”). We sell the policy through agents who are licensed by state insurance officials to sell the policy and are registered representatives of a selling broker.

We pay agents or selling brokers commissions as a percentage of premiums paid under the policies. The commission percentage is based on the minimum planned annual premium. The maximum commission percentage we will pay under the policies is 18% of premiums.

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives also may receive commission overrides, allowances and other compensation.

Agents may receive commissions at lower rates on policies sold to replace existing insurance issued by MassMutual or any of its subsidiaries.

In addition, broker-dealer firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to MassMutual or our affiliates. MassMutual or MML Distributors may enter into special compensation arrangements with certain broker-dealer firms based on aggregate or anticipated sales of the policies or other criteria. These special compensation arrangements, which may include compensation based on premium payments for the policies or various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars, will not be offered to all broker-dealer firms, and the terms of such arrangements may differ between broker-dealer firms. Any such compensation payable to a broker-dealer firm will be made by MML Distributors or MassMutual out of their own assets and will not result in any additional direct charge to you.

While the compensation we pay to broker-dealers for sales of policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents. However, from time to time, MML Distributors may enter into special arrangements with certain broker-dealers. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives for selling the policies.

Other Policy Rights and Limitations

Right To Substitute Insured

You may transfer the policy to the life of a substitute insured subject to certain restrictions. You must request this transfer in writing. The substitution of an insured may affect the policy’s selected face amount and account value. Future charges against the policy will be based on the life of the substitute insured.

Other Information

The effective date of the transfer is the policy anniversary date that is on, or next follows, the later of:

•	The date we approve the application for transfer; and
•	The date any required cost to transfer is paid.

The costs to transfer are:

•	An administrative fee of $75, plus
•	Any premium necessary to effect the transfer, plus
•	Any excess policy debt you have not repaid prior to transfer.

Excess policy debt is the amount by which policy debt exceeds the maximum loan available after transfer. You must pay any such excess on or before the transfer date.

The incontestability and suicide exclusion periods, as they apply to the substitute insured, run from the transfer date. Any assignments will continue to apply.

The Internal Revenue Service has ruled that a substitution of insureds is an exchange of contracts which does not qualify for the tax deferral available under IRS Code Section 1035. Therefore, you must include in current gross income all the previously unrecognized gain in the policy upon a substitution of insureds.

Right to Assign the Policy

You may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment.

Dividends

Each year we determine the money available to pay dividends. We then determine if we will pay any dividend under the policy. We will pay any dividend on your policy anniversary. We do not expect to pay any dividends under the policies.

Your Voting Rights

You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you have invested in those divisions.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that division by $100. Fractional votes are counted.

You will receive proxy material and a form to complete giving us voting instructions. We vote those shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions.

Deferral of Payments

We may delay payment of any cash surrender values, withdrawals and loan proceeds that are based on the Guaranteed Principal Account for up to six (6) months from the date the request is received at our Administrative Office.

We may delay payment of any cash surrender values, withdrawal or loans from the Separate Account during any period when:

•	It is not reasonably practicable for us to determine the amount because the New York Stock Exchange is closed, except for normal weekend or holiday closings, or trading is restricted; or;
•	The Securities and Exchange Commission declares an emergency exists, or
•	The Securities and Exchange Commission permits us to delay payment in order to protect our owners.

If we delay payment of a surrender or withdrawal for more than 10 working days from the effective date of the surrender or withdrawal, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Reservation of Company Rights to Change the Policy or Separate Account

Separate Account Changes

We reserve the right to make certain material changes to the Separate Account. Specifically, we reserve the rights to:

•	Create new divisions of the Separate Account;
•	Create new Separate Accounts and new segments;

Other Information

•	Combine any two or more Separate Account segments or divisions;
•	Make available additional or alternative divisions of the Separate Account investing in additional investment companies;
•	Invest the assets of the Separate Account in securities other than shares of the funds. These securities can be substitutes for fund shares already purchased or they can apply only to future purchases.
•	Operate the Separate Account as a management investment company under the Investment Company Act of 1940, as amended (1940 Act), or in any other form permitted by law;
•	De-register the Separate Account under the 1940 Act in the event such registration is no longer required;
•	Substitute one or more funds for other funds with similar investment objectives;
•	Delete funds or close funds to future investments; and
•	Change the name of the Separate Account.

We reserve all rights to the name Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we may also withdraw this right.

As a result of changes in applicable laws, regulations or variable investment divisions offered under the policy, we may exercise one or more of the rights listed above. If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class actions suits, which seek both compensatory and punitive damages. While we are not aware of any actions or allegation that should reasonably give rise to any material adverse impact, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially impact our financial positions, results of operations, or liquidity.

Financial Statements

We have included our statutory financial statements and those of the Separate Account in the Statement of Additional Information.

Other Information

APPENDIX A –  GLOSSARY

Case:

A group of policies sold to individuals with a common employment or other non-insurance motivated relationship.

Insured:

Person whose life the policy insures.

Issue Date:

The date the policy is in force. It is also the start date of the suicide exclusion and contestability periods.

Monthly Calculation Date:

The date monthly charges are due. The first monthly calculation date is the policy date. Subsequent monthly calculation dates are on the same date of each calendar month thereafter.

Monthly Charges:

The account value charges that are deducted from the policy’s account value on each Monthly Calculation Date. These charges include the following: (a) administrative charge, (b) cost of insurance charge, (c) underwriting charge charge (if applicable) and (d) any rider charges (if applicable).

Net Premium:

Premium paid less sales load, premium tax charges and deferred acquisition cost tax charges.

Policy Anniversary:

The anniversary of the policy date.

Policy Date:

The date used as the starting point for determining policy anniversary dates, policy years and monthly calculation dates.

Policy Year:

The twelve month period beginning with the policy date, and each successive twelve month period thereafter.

Policyowner:

The corporation, partnership, trust, individual, or other entity who owns the policy, as shown on our records.

Valuation Date:

A date on which the price of the Funds is determined. Generally, this will be any date on which the New York Stock Exchange is open for trading.

Valuation Period:

The period from the end of one valuation date to the end of the next valuation date.

Valuation Time:

The time the New York Stock Exchange closes on a valuation date (currently 4:00 p.m. New York time). All required actions will be performed as of the valuation time.

Variable Account Value:

The account value in the Separate Account Divisions.

A-1

The Statement of Additional Information (SAI) contains additional information about the Separate Account and the policy. We filed the SAI with the Securities and Exchange Commission (SEC), and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You may also obtain copies of this information, upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

For a free copy of the SAI, or for general inquiries, contact our Administrative Office:

Large Corporate Markets

1295 State Street

Springfield, MA 01111-0001

1-800-665-2654

You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your financial representative or by calling our Administrative Office.

Investment Company Act file number: 811-08075

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

(SAI)

May 1, 2004

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated May 1, 2004, for the Strategic Variable Life® contract. The Strategic Variable Life® contract and its prospectus may be referred to in this SAI.

For a copy of the Strategic Variable Life® prospectus, contact your financial representative, or Large Corporate Markets at 1-800-665-2654. www.massmutual.com.

	SAI	Prospectus
Company	2	9
The Separate Account	2	14
Services
Custodian	2
Additional Information About the Operation of the Contracts and the Registrant
Purchase of Shares in Underlying Investment funds	2
Annual Reports	2
Incidental Benefits
Death Benefit Payment Options	4
Underwriters	5
Sales and Other Agreement	7
Additional Information About Charges
Sales Load	6
Underwriting Procedures	6
Increases in Face Amount	6	25
Taxes	9	30
Experts	9
Financial Statements	9

COMPANY

Massachusetts Mutual Life Insurance Company (“MassMutual”) is a global, diversified financial services organization providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements and retirement and savings products to individual and institutional customers. The Company is organized as a mutual life insurance company.

THE SEPARATE ACCOUNT

The Company’s Board of Directors established the Separate Account on July 13, 1988, as a separate investment account of MassMutual. It was established based on the laws of the Commonwealth of Massachusetts. It is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940.

SERVICES

Custodian

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Separate Account, the segment, and the divisions.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE CONTRACTS AND THE REGISTRANT

Purchase of Shares in Underlying Investment Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists the fund’s board will notify the insurers and take appropriate action to eliminate the conflict.

Annual Reports

MassMutual maintains the records and accounts relating to the Separate Account and the Guaranteed Principal Account. Each year within the 30 days following the policy anniversary date, we will mail the policyowner a report showing:

•	The account value at the beginning of the previous policy year,

•	All premiums paid since that time,

•	All additions to and deductions from the account value during the year, and

•	The account value, death benefit, cash surrender value and policy debt as of the last policy anniversary.

This report may contain additional information if required by any applicable law or regulation.

Incidental Benefits

Death Benefit Payment Options

We will pay the death benefit in cash, in one lump sum, or under one or more of the following options if selected by the policyowner. The minimum amount that can be applied under a payment option is $2,000. If the periodic payment under any option is less than $20, we reserve the right to make payments at less frequent intervals. None of these benefits depends on the performance of the Separate Account or the Guaranteed Principal Account.

2

Fixed Amount Payment Option

We make a monthly payment for an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. We credit interest of at least 3% per year each month on the unpaid balance and add the interest to this balance. Payments continue until the amount we hold runs out. The last payment will be for balance only.

Fixed Time Payment Option	We make equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on:

•	the total amount applied;

•	the period selected; and

•	the monthly interest rate we credit to the unpaid balance.

Lifetime Payment Option	We make equal monthly payments on the life of a named person. Three variations are available:

•	Payments for life only;

•	Payments guaranteed for five, ten or twenty years or the death of the named person, whichever is later; or

•	Payments guaranteed for the amount applied or the death of the named person, whichever is later.

Interest Payment Option

We hold any amount applied under this option. We will pay interest monthly on the amount at an effective annual rate determined by us. This rate will not be less than 3% per year on the unpaid balance.

Joint Lifetime Payment Option

We make equal monthly payments based on the lives of two named persons. While both named persons are living, we make one payment per month. When one of the named persons dies, the same payment continues for the lifetime of the other named person. We offer two variations:

•	Payments guaranteed for 10 years or when both named persons die, whichever is later; and

•	Payments for two lives only. We do not guarantee a specific number of payments. We stop payments when both named persons die.

Joint Lifetime Payment Option with Reduced Payments to Survivor

We make monthly payments based on the lives of two named persons. While both named persons are living, we make one payment each month. When one dies, we reduce the payments by one-third and continue for the lifetime of the other named person. We stop payments when both named persons die.

Withdrawal Rights under Payment Options. If provided in the payment option election, you may withdraw all or part of the unpaid balance or apply it under any other option. However, you may not withdraw payments that are based on a named person’s life.

UNDERWRITERS

MML Distributors, LLC (“MML Distributors”), 1414 Main Street, Springfield, Massachusetts 01144-1013, is the principal underwriter of the policy. MML Distributors is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors is a wholly owned subsidiary of the Depositor. MML Distributors receives compensation for its activities as the underwriter of the policy.

MML Distributors does business under different variations of its name; including the name MML Distributors, LLC in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

Sales and Other Agreements

Pursuant to the Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the separate account. Compensation paid to and retained by MML Distributors in 2001, 2002, and 2003 was $10,000, $10,000

3

and $10,000, respectively. Commissions will be paid through MML Distributors to agents and selling brokers for selling the policy. From January 1, 2001 through December 31, 2001, commissions paid were $2,498,825. From January 1, 2002 through December 31, 2002, commissions paid were $1,432,329. From January 1, 2003 through December 31, 2003, commissions paid were $241,936.

MML Distributors has selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD (“selling brokers”). We sell the policy through agents who are licensed by state insurance officials to sell the policy and are registered representatives of a selling broker.

We also may contract with independent third party broker-dealers who may assist us in finding broker-dealers to offer and sell the policies. These third parties also may provide training, marketing and other sales related functions for us and other broker-dealers. And they may provide certain administrative services to us in connection with the policies.

We pay agents or selling brokers commissions as a percentage of premiums paid under the policies. The commission percentage is based on the annual cutoff policy premium. The maximum commission percentage we will pay under the policies is 18% of premiums.

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives also may receive commission overrides, allowances and other compensation.

Agents may receive commissions at lower rates on policies sold to replace existing insurance issued by MassMutual or any of its subsidiaries.

We may pay independent, third party broker-dealers who assist us in finding broker-dealers to offer and sell the policies compensation based on premium payments for the policies. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.

While the compensation we pay to broker-dealers for sales of policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents. However, from time to time, MML Distributors may enter into special arrangements with certain broker-dealers. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives for selling the policies.

The offering is on a continuous basis.

ADDITIONAL INFORMATION ABOUT CHARGES

Sales Load

We deduct a sales load charge from each premium payment you make. The deduction is taken before any premium is applied to the policy. The purpose of this charge is to reimburse us for the expenses related to the sale and distribution of the policies. The sales load is based on the total initial case premium paid on all policies under a case before we installed the case on the administration system.

4

The maximum sales load that we will deduct is:

For policies issued under a case installed on the administrative system on or after January 1, 1997 (not applicable in New York):	For policies issued under a case installed on the administrative system prior to January 1, 1997 and for all policies issued under a case in New York:

Initial Case Premium Paid	Years 1-5	Years 6+	Initial Case Premium Paid	Years 1-5	Years 6+
Less than $3,500,000			Less than $1,000,000
• Less than or equal to the Minimum Planned Annual Premium*	18.00%	6.00%	• Less than or equal to the Minimum Planned Annual Premium*	18.00%	6.00%

• Greater than the Minimum Planned Annual Premium*	6.00%	6.00%	• Greater than the Minimum Planned Annual Premium*	6.00%	6.00%

Greater than or equal to $3,500,000 but less than $7,000,000	5.50%	5.50%	Greater than or equal to $1,000,000 but less than $2,500,000	7.00%	7.00%

Greater than or equal to $7,000,000 but less than $10,000,000	3.25%	3.25%	Greater than or equal to $2,500,000 but less than $5,000,000	5.50%	5.50%

Greater than or equal to $10,000,000	75%	75%	Greater than or equal to $5,000,000 but less than $10,000,000	4.00%	4.00%

			Greater than or equal to $10,000,000	3.25%	3.25%

*	A table showing the minimum planned annual premium at certain ages for a policy with a selected face amount of $100,000 in all years can be found in the Premiums section of the prospectus.

Underwriting Procedures

Underwriting is prescribed at the group level, based on analysis of the group’s characteristics. A case may be assigned either Full Underwriting, Simplified Issue Underwriting or Guaranteed Issue Underwriting. Current cost of insurance charges will vary by the type of underwriting performed. The guaranteed maximum mortality charges are based on the 1980 Commissioners’ Standard Ordinary Mortality Table, male or female (unisex rates may be required in some states), age of the insured on their nearest birthday.

For policies that are issued under a Full Underwriting basis, we will deduct a monthly underwriting charge. This charge reimburses us for the costs associated with performing regular underwriting on potential policyowners. This charge is based on the issue age of the insured and the initial selected face amount. This charge is fixed for a set number of policy years.

Increases in Selected Face Amount

Additional coverage acquired in accordance with an increase in selected face amount will incur mortality charges on the same basis as the original contract. Following an increase in selected face amount, cash values and premium payments are applied to the total contract, with no distinct assignment to the original contract and the increased portion.

5

TAXES

Massmutual’s Tax Status. MassMutual is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the “Code”). The segment and the Separate Account are part of MassMutual.

Due to our current tax status, we do not charge the segment for our federal income taxes that may be a result of activity of the segment. Periodically, we review the question of a charge to the segment for our federal income taxes. In the future, we may impose a charge for any federal income taxes we pay resulting from activity of the segment. Depending on the method of calculating interest on policy values allocated to the guaranteed principal account, we may charge for the policy’s share of our federal income taxes that are a result of activity of the Guaranteed Principal Account.

Under current laws, we may have to pay state or local taxes (in addition to premium taxes). At present, these taxes are not significant. We reserve the right to charge the Separate Account for such taxes, if any, resulting from activity of the Separate Account.

EXPERTS

The financial statements included in this Statement of Additional Information for Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment and the audited statutory statements of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2003 and 2002, and the related statutory statements of income, changes in policyholders’ contingency reserves and cash flows for the years ended December 31, 2003, 2002, and 2001 included elsewhere in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement (which report on Massachusetts Mutual Life Insurance Company expresses an unqualified opinion and includes explanatory paragraphs referring to the use of statutory accounting practices and the adoption, effective January 1, 2001, of certain statutory accounting practices as a result of the Commonwealth of Massachusetts Division of Insurance’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and to the adoption, effective
January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions,” which practices differ from accounting principles generally accepted in the United States of America) and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.

FINANCIAL STATEMENTS

6

Independent Auditors’ Report

To the Board of Directors and Policyowners of Massachusetts Mutual Life Insurance Company

Springfield, Massachusetts

We have audited the accompanying statement of assets and liabilities of each of the divisions of Massachusetts Mutual Variable Life Separate Account I – Strategic Variable Life® Segment (“the Account”) as of December 31, 2003, and the related statements of operations and changes in net assets for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2003 by correspondence with investment companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account as of December 31, 2003, the results of its operations and its changes in net assets for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

February 17, 2004

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

	American Century® VP Income & Growth Division	American Century® VP Value Division	Goldman Sachs Capital Growth Division	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs Mid Cap Value Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MFS® Emerging Growth Division	MFS® New Discovery Division
ASSETS
Investments
Number of shares (Note 2)	46,206	14,430	11,571	27,856	760	28,561	9,367	197	23,952	9,060

Identified cost (Note 3B)	$239,746	$97,876	$94,974	$314,558	$6,832	$309,380	$168,714	$4,443	$401,599	$116,872

Value (Note 3A)	$303,571	$112,408	$110,963	$304,187	$7,602	$381,861	$195,198	$5,086	$371,492	$126,476

Dividends receivable	-	-	-	-	-	-	-	-	-	-

Total assets	303,571	112,408	110,963	304,187	7,602	381,861	195,198	5,086	371,492	126,476

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	6	9	3	6	1	4	4	3	7	6

NET ASSETS	$303,565	$112,399	$110,960	$304,181	$7,601	$381,857	$195,194	$5,083	$371,485	$126,470

Net Assets:
For variable life insurance policies	$303,565	$112,399	$110,960	$304,181	$7,601	$381,857	$195,194	$5,083	$371,485	$126,470

Outstanding units (Notes 7 and 8)
Policyowners	365,442	77,919	111,530	291,925	7,526	209,627	314,767	9,052	426,716	79,261

NET ASSET VALUE (Note 8)
December 31, 2003	$0.83	$1.44	$0.99	$1.04	$1.01	$1.82	$0.62	$0.56	$0.87	$1.60
December 31, 2002	0.64	1.12	0.81	0.81	0.81	1.42	0.52	0.45	0.67	1.20

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2003

	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division
ASSETS
Investments
Number of shares (Note 2)	69,299	83,664	1	433,734	327,162	777,643	360,676	107,806	28,103	338,800

Identified cost (Note 3B)	$978,387	$1,197,603	$7	$11,153,606	$3,886,186	$9,593,144	$360,286	$4,019,491	$316,154	$11,621,204

Value (Note 3A)	$925,138	$1,226,451	$7	$9,032,032	$4,482,121	$9,729,246	$360,294	$3,957,563	$320,940	$11,756,354

Dividends receivable	-	-	-	-	-	-	231	-	-	-

Total assets	925,138	1,226,451	7	9,032,032	4,482,121	9,729,246	360,525	3,957,563	320,940	11,756,354

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	14	11	7	73	37	81	3	35	5	95

NET ASSETS	$925,124	$1,226,440	$-	$9,031,959	$4,482,084	$9,729,165	$360,522	$3,957,528	$320,935	$11,756,259

Net Assets:
For variable life insurance policies	$925,124	$1,226,440	$-	$9,031,959	$4,482,084	$9,729,165	$360,522	$3,957,528	$320,935	$11,756,259

Outstanding units (Notes 7 and 8)
Policyowners	1,004,445	752,304	-	5,294,698	3,053,511	5,669,089	263,988	2,251,475	193,980	4,578,974

NET ASSET VALUE (Note 8)
December 31, 2003	$0.92	$1.63	$0.49	$1.71	$1.47	$1.72	$1.37	$1.76	$1.65	$2.57
December 31, 2002	0.74	1.38	-	1.34	1.15	1.63	1.36	1.40	1.55	1.97

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2003

	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	***Oppenheimer Main Street Division	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Multiple Strategies Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division
ASSETS
Investments
Number of shares (Note 2)	236,246	237,526	3,267	80,025	36,794	6,746,051	6,814	87,709	94,569	3,437

Identified cost (Note 3B)	$5,144,942	$1,764,252	$3,272	$1,197,234	$405,400	$6,746,051	$90,529	$390,738	$1,459,498	$78,787

Value (Note 3A)	$5,925,054	$2,045,102	$3,659	$1,536,476	$494,510	$6,746,051	$108,487	$442,930	$1,881,933	$60,318

Dividends receivable	-	-	-	-	-	1,243	-	-	-	-

Total assets	5,925,054	2,045,102	3,659	1,536,476	494,510	6,747,294	108,487	442,930	1,881,933	60,318

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	49	17	4	13	10	52	3	8	16	2

NET ASSETS	$5,925,005	$2,045,085	$3,655	$1,536,463	$494,500	$6,747,242	$108,484	$442,922	$1,881,917	$60,316

Net Assets:
For variable life insurance policies	$5,925,005	$2,045,085	$3,655	$1,536,463	$494,500	$6,747,242	$108,484	$442,922	$1,881,917	$60,316

Outstanding units (Notes 7 and 8)
Policyowners	2,251,234	1,207,312	3,203	666,767	318,017	4,886,465	52,989	241,707	1,213,648	63,882

NET ASSET VALUE (Note 8)
December 31, 2003	$2.63	$1.69	$1.14	$2.30	$1.55	$1.38	$2.05	$1.83	$1.55	$0.94
December 31, 2002	1.85	1.37	0.76	1.82	1.08	1.37	1.64	1.56	1.12	0.70

***	Prior to May 1, 2003, this division was called Oppenheimer Main Street® Growth and Income Division.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2003

	American Century® VP Income & Growth Division	American Century® VP Value Division	Goldman Sachs Capital Growth Division	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs Mid Cap Value Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MFS® Emerging Growth Division	MFS® New Discovery Division
Investment income

Dividends (Note 3B)	$3,463	$89	$270	$1,932	$90	$6,726	$1,122	$51	$-	$-

Expenses

Mortality and expense risk fees (Note 4)	790	165	571	738	20	1,167	566	20	921	329

Net investment income (loss) (Note 3C)	2,673	(76)	(301)	1,194	70	5,559	556	31	(921)	(329)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C & 6)	734	(4,962)	20,178	(3,559)	(25)	5,460	7,836	(5,687)	(60,040)	(43,470)

Change in net unrealized appreciation/depreciation of investments	65,621	19,066	22,098	67,560	1,441	88,759	28,756	5,708	138,198	68,929

Net gain (loss) on investments	66,355	14,104	42,276	64,001	1,416	94,219	36,592	21	78,158	25,459

Net increase (decrease) in net assets resulting from operations	69,028	14,028	41,975	65,195	1,486	99,778	37,148	52	77,237	25,130

Capital transactions: (Note 7)

Net contract payments	-	-	446	58,573	-	29,583	49,092	-	66,066	16,627

Withdrawal of funds	-	-	-	-	-	(112,586)	(84,408)	-	(35,499)	-

Transfer due to death benefits	-	-	-	-	-	(31,308)	-	-	-	-

Transfer due to policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	(129)	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(1)	(1)	1,167	(430)	(1)	(1,230)	343	(1)	(386)	-

Transfer from (to) Guaranteed Principal Account	-	-	-	-	-	-	-	-	-	-

Withdrawal due to charges for administrative and insurance costs	(9,674)	(1,308)	(2,450)	(7,352)	(168)	(21,708)	(3,459)	(179)	(9,264)	(7,951)

Divisional transfers	-	68,041	34,465	2,067	(101)	97,692	116,767	(16,413)	71,416	(84,274)

Net increase (decrease) in net assets resulting from capital transactions	(9,675)	66,732	33,628	52,858	(270)	(39,557)	78,206	(16,593)	92,333	(75,598)

Total increase (decrease)	59,353	80,760	75,603	118,053	1,216	60,221	115,354	(16,541)	169,570	(50,468)

NET ASSETS, at beginning of the year	244,212	31,639	35,357	186,128	6,385	321,636	79,840	21,624	201,915	176,938

NET ASSETS, at end of the year	$303,565	$112,399	$110,960	$304,181	$7,601	$381,857	$195,194	$5,083	$371,485	$126,470

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2003

	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division
Investment income

Dividends (Note 3B)	$5,387	$29,855	$-	$142,528	$58,949	$598,882	$13,032	$-	$26,974	$35,137

Expenses

Mortality and expense risk fees (Note 4)	2,436	3,448	-	22,581	10,289	35,262	5,342	10,824	2,521	30,122

Net investment income (loss) (Note 3C)	2,951	26,407	-	119,947	48,660	563,620	7,690	(10,824)	24,453	5,015

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C & 6)	(1,442)	(30,325)	-	(459,127)	(200,975)	142,396	87	(2,104,176)	154,023	(6,826,202)

Change in net unrealized appreciation/depreciation of investments	179,765	196,087	3	2,196,803	1,002,928	(95,012)	(37)	2,739,511	(134,277)	9,197,946

Net gain (loss) on investments	178,323	165,762	3	1,737,676	801,953	47,384	50	635,335	19,746	2,371,744

Net increase (decrease) in net assets resulting from operations	181,274	192,169	3	1,857,623	850,613	611,004	7,740	624,511	44,199	2,376,759

Capital transactions: (Note 7)

Net contract payments	494	122,854	-	721,496	666,612	165,735	78,678	346,048	25,461	1,035,969

Withdrawal of funds	-	(57,230)	-	(9,819)	(360,569)	(249,762)	(643,983)	(3,117,856)	(5,295,514)	(7,505,322)

Transfer due to death benefits	-	(45,167)	-	(42,592)	-	(76,428)	-	(5,898)	(28,749)	(113,005)

Transfer due to policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	1	1,272	(3)	10,141	19,193	4,009	(124)	(224)	516	8,038

Transfer from (to) Guaranteed Principal Account	1	-	-	-	-	-	(1,809,542)	-	-	-

Withdrawal due to charges for administrative and insurance costs	(3,973)	(92,421)	-	(336,519)	(90,040)	(313,337)	(83,297)	(93,704)	(31,845)	(224,907)

Divisional transfers	(99)	(55,292)	-	(76,203)	794,701	(3,263,136)	(3,070,532)	(109,312)	281,666	(269,705)

Net increase (decrease) in net assets resulting from capital transactions	(3,576)	(125,984)	(3)	266,504	1,029,897	(3,732,919)	(5,528,800)	(2,980,946)	(5,048,465)	(7,068,932)

Total increase (decrease)	177,698	66,185	-	2,124,127	1,880,510	(3,121,915)	(5,521,060)	(2,356,435)	(5,004,266)	(4,692,173)

NET ASSETS, at beginning of the year	747,426	1,160,255	-	6,907,832	2,601,574	12,851,080	5,881,582	6,313,963	5,325,201	16,448,432

NET ASSETS, at end of the year	$925,124	$1,226,440	$-	$9,031,959	$4,482,084	$9,729,165	$360,522	$3,957,528	$320,935	$11,756,259

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2003

	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	***Oppenheimer Main Street Division	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Multiple Strategies Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division
Investment income

Dividends (Note 3B)	$31,727	$113,717	$38	$19,975	$-	$60,848	$3,421	$25,326	$-	$-

Expenses

Mortality and expense risk fees (Note 4)	16,133	6,792	8	7,458	1,651	21,308	647	1,567	4,013	155

Net investment income (loss) (Note 3C)	15,594	106,925	30	12,517	(1,651)	39,540	2,774	23,759	(4,013)	(155)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C & 6)	(4,563,241)	(610,587)	(91)	(1,465,504)	(416,831)	-	(184,459)	72,913	58,046	(874)

Change in net unrealized appreciation/ depreciation of investments	5,901,654	934,099	1,277	1,806,254	459,155	-	187,299	(12,296)	418,446	16,684

Net gain (loss) on investments	1,338,413	323,512	1,186	340,750	42,324	-	2,840	60,617	476,492	15,810

Net increase (decrease) in net assets resulting from operations	1,354,007	430,437	1,216	353,267	40,673	39,540	5,614	84,376	472,479	15,655

Capital transactions: (Note 7)

Net contract payments	161,705	43,374	228	76,409	29,733	234,863	3,150	10,192	70,680	-

Withdrawal of funds	(9,436,483)	(5,980,953)	-	(7,590,247)	(3,132,702)	(20,295,307)	(1,299,851)	(1,333,937)	(72,724)	-

Transfer due to death benefits	(72,784)	-	-	(24,917)	(11,969)	(21,429)	-	-	-	-

Transfer due to policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	(404)	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	1,136	295	(2)	(10,682)	(2,116)	18	474	(1)	3,942	(2)

Transfer from (to) Guaranteed Principal Account	-	-	-	-	-	-	-	-	-	-

Withdrawal due to charges for administrative and insurance costs	(131,211)	(37,951)	(213)	(94,259)	(17,601)	(311,764)	(7,105)	(20,559)	(48,313)	(990)

Divisional transfers	146,970	160,144	-	678,130	36,653	3,278,666	8,518	125,151	1,044,020	-

Net increase (decrease) in net assets resulting from capital transactions	(9,330,667)	(5,815,091)	13	(6,965,566)	(3,098,002)	(17,114,953)	(1,295,218)	(1,219,154)	997,605	(992)

Total increase (decrease)	(7,976,660)	(5,384,654)	1,229	(6,612,299)	(3,057,329)	(17,075,413)	(1,289,604)	(1,134,778)	1,470,084	14,663

NET ASSETS, at beginning of the year	13,901,665	7,429,739	2,426	8,148,762	3,551,829	23,822,655	1,398,088	1,577,700	411,833	45,653

NET ASSETS, at end of the year	$5,925,005	$2,045,085	$3,655	$1,536,463	$494,500	$6,747,242	$108,484	$442,922	$1,881,917	$60,316

***	Prior to May 1, 2003, this division was called Oppenheimer Main Street® Growth and Income.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2002

	American Century® VP Income & Growth Division	American Century® VP Value Division	Goldman Sachs Capital Growth Division	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs Mid Cap Value Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MFS® Emerging Growth Division	MFS® New Discovery Division	MFS® Research Division
Investment income

Dividends (Note 3B)	$-	$1,452	$75	$1,205	$103	$4,385	$220	$213	$-	$-	$2,200

Expenses

Mortality and expense risk fees (Note 4)	117	83	126	653	30	536	39	69	877	678	1,894

Net investment income (loss) (Note 3C)	(117)	1,369	(51)	552	73	3,849	181	144	(877)	(678)	306

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C & 6)	19	(2,410)	(9,541)	(11,339)	(706)	2,180	(191)	(1,094)	(217,394)	(36,018)	(10,500)

Change in net unrealized appreciation/depreciation of investments	(1,796)	(5,446)	(1,235)	(44,449)	(595)	(20,123)	(2,968)	(5,914)	89,747	(55,667)	(225,795)

Net gain (loss) on investments	(1,777)	(7,856)	(10,776)	(55,788)	(1,301)	(17,943)	(3,159)	(7,008)	(127,647)	(91,685)	(236,295)

Net increase (decrease) in net assets resulting from operations	(1,894)	(6,487)	(10,827)	(55,236)	(1,228)	(14,094)	(2,978)	(6,864)	(128,524)	(92,363)	(235,989)

Capital transactions: (Note 7)

Net contract payments	12,569	27,117	18,235	-	868	72,430	889	868	17,340	23,002	56,204

Withdrawal of funds	-	-	(50,596)	(28,746)	(29,755)	(27,123)	-	(5,156)	(51,997)	(117,834)	-

Transfer due to death benefits	-	-	-	(3,317)	-	-	-	-	(2,139)	-	-

Transfer due to policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	(13)	-	(1,229)	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	-	-	106	(199)	(393)	(558)	-	(67)	180	2,675	1,065

Transfer from (to) Guaranteed Principal Account	-	-	-	-	-	-	-	-	(89,104)	-	-

Withdrawal due to charges for administrative and insurance costs	(1,490)	(862)	(1,127)	(6,417)	(246)	(19,423)	(735)	(399)	(11,186)	(21,470)	(3,110)

Divisional transfers	235,027	2,314	(10,057)	-	995	159,604	70,896	2,938	13,427	18,375	906,983

Net increase (decrease) in net assets resulting from capital transactions	246,106	28,569	(43,439)	(38,679)	(28,531)	184,930	71,037	(1,816)	(124,708)	(95,252)	961,142

Total increase (decrease)	244,212	22,082	(54,266)	(93,915)	(29,759)	170,836	68,059	(8,680)	(253,232)	(187,615)	725,153

NET ASSETS, at beginning of the period/year	-	9,557	89,623	280,043	36,144	150,800	11,781	30,304	455,147	364,553	22,273

NET ASSETS, at end of the year	$244,212	$31,639	$35,357	$186,128	$6,385	$321,636	$79,840	$21,624	$201,915	$176,938	$747,426

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2002

	MML Blend Division	MML Emerging Growth Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division

Investment income

Dividends (Note 3B)	$44,070	$-	$230,446	$38,447	$743,130	$58,695	$-	$74,692	$457,075	$121,171	$101,128

Expenses

Mortality and expense risk fees (Note 4)	5,885	29	24,934	9,709	32,608	14,075	166	27,892	17,298	59,085	53,587

Net investment income (loss) (Note 3C)	38,185	(29)	205,512	28,738	710,522	44,620	(166)	46,800	439,777	62,086	47,541

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C & 6)	(1,452,457)	(4,856)	(2,641,162)	(1,073,342)	41,408	1,171	(125,548)	(9,087,272)	(48,853)	(3,241,320)	(4,018,951)

Change in net unrealized appreciation/depreciation of investments	1,204,645	(515)	564,743	138,543	177,025	(663)	110,920	5,679,549	76,929	(3,551,842)	(571,766)

Net gain (loss) on investments	(247,812)	(5,371)	(2,076,419)	(934,799)	218,433	508	(14,628)	(3,407,723)	28,076	(6,793,162)	(4,590,717)

Net increase (decrease) in net assets resulting from operations	(209,627)	(5,400)	(1,870,907)	(906,061)	928,955	45,128	(14,794)	(3,360,923)	467,853	(6,731,076)	(4,543,176)

Capital transactions: (Note 7)

Net contract payments	298,880	-	1,624,672	607,419	1,206,234	315,774	-	1,172,392	1,237,053	4,589,313	3,209,991

Withdrawal of funds	(349,114)	(8,604)	(98,914)	(468,998)	(195,210)	(257,885)	-	(413,090)	(238,738)	(737,730)	(550,949)

Transfer due to death benefits	(56,590)	-	(84,803)	(3,150)	(116,738)	-	-	(43,794)	-	(4,632)	(62,895)

Transfer due to policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	-	(1,276)	-	-	(554)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(2,902)	(414)	(2,668)	9,613	(5,362)	(108)	8	(5,157)	9,341	(16,172)	6,689

Transfer from (to) Guaranteed Principal Account	(15,734)	-	(4,556)	(8,693)	(1,044)	(7,738)	-	(106,559)	35	(12,665)	(44,390)

Withdrawal due to charges for administrative and insurance costs	(122,370)	(122)	(333,819)	(93,538)	(267,946)	(139,442)	(3,243)	(216,417)	(130,333)	(453,341)	(407,690)

Divisional transfers	(1,872,251)	-	(2,032,690)	(42,477)	4,163,077	3,377,233	(1,197,075)	(4,316,315)	(632,341)	(3,387,260)	(2,896,269)

Net increase (decrease) in net assets resulting from capital transactions	(2,120,081)	(9,140)	(932,778)	176	4,783,011	3,287,834	(1,200,310)	(3,930,216)	245,017	(22,487)	(746,067)

Total increase (decrease)	(2,329,708)	(14,540)	(2,803,685)	(905,885)	5,711,966	3,332,962	(1,215,104)	(7,291,139)	712,870	(6,753,563)	(5,289,243)

NET ASSETS, at beginning of the period/year	3,489,963	14,540	9,711,517	3,507,459	7,139,114	2,548,620	1,215,104	13,605,102	4,612,331	23,201,995	19,190,908

NET ASSETS, at end of the year	$1,160,255	$-	$6,907,832	$2,601,574	$12,851,080	$5,881,582	$-	$6,313,963	$5,325,201	$16,448,432	$13,901,665

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2002

	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Multiple Strategies Division	Oppenheimer Strategic Bond Division	Oppenheimer International Growth Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division
Investment income

Dividends (Note 3B)	$687,942	$86,522	$-	$300,335	$84,456	$354,415	$23	$-	$-

Expenses

Mortality and expense risk fees (Note 4)	$20,296	$26,144	$8,151	$62,434	$5,545	$10,371	$36	$3,460	$161

Net investment income (loss) (Note 3C)	667,646	60,378	(8,151)	237,901	78,911	344,044	(13)	(3,460)	(161)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C & 6)	(447,081)	(809,400)	(38,260)	-	(224,275)	(341,713)	(21,460)	(160,634)	(7,800)

Change in net unrealized appreciation/depreciation of investments	(429,736)	(837,741)	(476,537)	-	(106,905)	115,458	16,903	(5,716)	(11,542)

Net gain (loss) on investments	(876,817)	(1,647,141)	(514,797)	-	(331,180)	(226,255)	(4,557)	(166,350)	(19,342)

Net increase (decrease) in net assets resulting from operations	(209,171)	(1,586,763)	(522,948)	237,901	(252,269)	117,789	(4,570)	(169,810)	(19,503)

Capital transactions: (Note 7)

Net contract payments	2,709,015	1,357,968	644,759	4,312,596	227,721	447,984	228	51,971	-

Withdrawal of funds	(105,278)	(510,419)	(79,059)	(979,891)	(246,935)	(44,113)	(85,335)	(51,242)	(12,101)

Transfer due to death benefits	(28,048)	(3,932)	-	-	-	-	-	-	-

Transfer due to policy loans, net of repayments (Note 3D)	-	(591)	-	-	(40)	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	11,750	(5,775)	3,967	4	3,980	1,421	1,272	(4,699)	594

Transfer from (to) Guaranteed Principal Account	(684)	(41,515)	-	(163)	(4,723)	(226)	-	-	-

Withdrawal due to charges for administrative and insurance costs	(130,948)	(220,838)	(59,953)	(524,005)	(52,869)	(85,013)	(382)	(46,052)	(905)

Divisional transfers	1,297,188	1,853,895	1,963,544	7,071,832	(136,472)	(3,355,621)	-	(1,258,502)	-

Net increase (decrease) in net assets resulting from capital transactions	3,752,995	2,428,793	2,473,258	9,880,373	(209,338)	(3,035,568)	(84,217)	(1,308,524)	(12,412)

Total increase (decrease)	3,543,824	842,030	1,950,310	10,118,274	(461,607)	(2,917,779)	(88,787)	(1,478,334)	(31,915)

NET ASSETS, at beginning of the period/year	3,885,915	7,306,732	1,601,519	13,704,381	1,859,695	4,495,479	91,213	1,890,167	77,568

NET ASSETS, at end of the year	$7,429,739	$8,148,762	$3,551,829	$23,822,655	$1,398,088	$1,577,700	$2,426	$411,833	$45,653

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -  Strategic Variable Life® Segment

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2001

	American Century® VP Value Division	Goldman Sachs Capital Growth Division	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs Mid Cap Value Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MFS® Emerging Growth Division	MFS® New Discovery Division	MFS® Research Division
Investment income

Dividends (Note 3B)	$-	$449	$1,267	$172	$8,237	$168	$195	$37,431	$12,158	$4,250

Expenses

Mortality and expense risk fees (Note 4)	23	506	973	238	427	43	125	1,562	1,049	80

Net investment income (loss) (Note 3C)	(23)	(57)	294	(66)	7,810	125	70	35,869	11,109	4,170

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C & 6)	9	(19,255)	(23,551)	(2,093)	5,027	(3,983)	(11,248)	(123,567)	(33,473)	(4,233)

Change in net unrealized appreciation/depreciation of investments	912	(21)	(11,966)	(76)	2,335	492	1,523	(121,056)	20,089	(5,786)

Net gain (loss) on investments	921	(19,276)	(35,517)	(2,169)	7,362	(3,491)	(9,725)	(244,623)	(13,384)	(10,019)

Net increase (decrease) in net assets resulting from operations	898	(19,333)	(35,223)	(2,235)	15,172	(3,366)	(9,655)	(208,754)	(2,275)	(5,849)

Capital transactions: (Note 7)

Net contract payments	-	23,748	25,671	-	47,107	1,629	-	42,408	60,013	395

Withdrawal of funds	-	(130,354)	(75,806)	(77,483)	(67,094)	-	(13,761)	(82,980)	(104,083)	-

Transfer due to death benefits	-	-	-	-	-	-	-	-	-	-

Transfer due to policy loans, net of repayments (Note 3D)	-	-	-	-	-	(2,448)	-	(1,389)	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	-	2,073	1,213	1,266	231	(169)	(108)	1,575	623	(76)

Transfer from (to) Guaranteed Principal Account	-	-	-	-	-	-	-	-	-	-

Withdrawal due to charges for administrative and insurance costs	(341)	(3,655)	(6,751)	(1,248)	(11,519)	(644)	(919)	(14,882)	(20,922)	(658)

Divisional transfers	9,000	178,747	86,760	115,844	151,116	1,469	23,169	155,343	205,018	(270)

Net increase in net assets resulting from capital transactions	8,659	70,559	31,087	38,379	119,841	(163)	8,381	100,075	140,649	(609)

Total increase (decrease)	9,557	51,226	(4,136)	36,144	135,013	(3,529)	(1,274)	(108,679)	138,374	(6,458)

NET ASSETS, at beginning of the period/year	-	38,397	284,179	-	15,787	15,310	31,578	563,826	226,179	28,731

NET ASSETS, at end of the year	$9,557	$89,623	$280,043	$36,144	$150,800	$11,781	$30,304	$455,147	$364,553	$22,273

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2001

	MML Blend Division	MML Emerging Growth Division	MML Eqity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division
Investment income

Dividends (Note 3B)	$766,901	$-	$3,008,855	$37,094	$490,417	$210,740	$30	$2,424,302	$208,227	$2,496,779

Expenses

Mortality and expense risk fees (Note 4)	11,055	29	31,944	12,457	21,721	16,398	1,380	44,580	11,449	73,379

Net investment income (loss) (Note 3C)	755,846	(29)	2,976,911	24,637	468,696	194,342	(1,350)	2,379,722	196,778	2,423,400

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C & 6)	(478,326)	(3)	(847,700)	(503,771)	(70,945)	(10,339)	(402,518)	(3,433,022)	(96,051)	(200,647)

Change in net unrealized appreciation/depreciation of investments	(539,144)	512	(3,981,361)	(157,987)	132,161	708	(110,920)	(5,019,679)	82,112	(5,721,741)

Net gain (loss) on investments	(1,017,470)	509	(4,829,061)	(661,758)	61,216	(9,631)	(513,438)	(8,452,701)	(13,939)	(5,922,388)

Net increase (decrease) in net assets resulting from operations	(261,624)	480	(1,852,150)	(637,121)	529,912	184,711	(514,788)	(6,072,979)	182,839	(3,498,988)

Capital transactions: (Note 7)

Net contract payments	619,517	-	2,420,663	880,352	1,040,545	792,058	12,237	5,550,906	2,852,018	4,502,737

Withdrawal of funds	(157,884)	-	(121,423)	(724,846)	(28,477)	(287,066)	(64)	(377,292)	(324,693)	(453,541)

Transfer due to death benefits	-	-	(56,991)	-	(30,287)	-	-	(239,400)	(18,378)	(58,263)

Transfer due to policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	-	(1,364)	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	518	1	14,416	8,364	(39,104)	212	(527)	(75,267)	62,966	(57,970)

Transfer from (to) Guaranteed Principal Account	(7,518)	-	(10,958)	(12,703)	(5,529)	4,640	-	(11,300)	(6,967)	(15,826)

Withdrawal due to charges for administrative and insurance costs	(111,957)	(90)	(333,552)	(97,400)	(189,370)	(146,739)	(11,523)	(335,079)	(98,526)	(496,687)

Divisional transfers	(365,920)	14,149	(1,234,722)	220,776	(128,786)	(5,558,644)	1,729,769	(1,336,287)	(72,257)	(757,970)

Net increase (decrease) in net assets resulting from capital transactions	(23,244)	14,060	677,433	274,543	618,992	(5,195,539)	1,729,892	3,174,917	2,394,163	2,662,480

Total increase (decrease)	(284,868)	14,540	(1,174,717)	(362,578)	1,148,904	(5,010,828)	1,215,104	(2,898,062)	2,577,002	(836,508)

NET ASSETS, at beginning of the period/year	3,774,831	-	10,886,234	3,870,037	5,990,210	7,559,448	-	16,503,164	2,035,329	24,038,503

NET ASSETS, at end of the year	$3,489,963	$14,540	$9,711,517	$3,507,459	$7,139,114	$2,548,620	$1,215,104	$13,605,102	$4,612,331	$23,201,995

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2001

	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	*Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Multiple Strategies Division	Oppenheimer Strategic Bond Division	Oppenheimer International Growth Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division
Investment income

Dividends (Note 3B)	$2,670,193	$452,581	$39,948	$-	$368,131	$115,530	$262,769	$9,471	$-	$1,140

Expenses

Mortality and expense risk fees (Note 4)	57,849	12,176	21,826	3,872	32,071	4,514	13,172	283	2,862	199

Net investment income (loss) (Note 3C)	2,612,344	440,405	18,122	(3,872)	336,060	111,016	249,597	9,188	(2,862)	941

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C & 6)	(1,643,450)	(329,864)	(597,594)	(251,541)	-	(72,921)	(205,745)	(23,224)	(120,642)	(645)

Change in net unrealized appreciation/depreciation of investments	(3,391,627)	(127,024)	(151,566)	316,159	-	(18,751)	147,529	(11,236)	18,134	(8,935)

Net gain (loss) on investments	(5,035,077)	(456,888)	(749,160)	64,618	-	(91,672)	(58,216)	(34,460)	(102,508)	(9,580)

Net increase (decrease) in net assets resulting from operations	(2,422,733)	(16,483)	(731,038)	60,746	336,060	19,344	191,381	(25,272)	(105,370)	(8,639)

Capital transactions: (Note 7)

Net contract payments	5,911,107	2,111,409	3,397,117	736,455	5,680,674	656,314	1,436,942	29,450	59,440	10,299

Withdrawal of funds	(478,711)	(25,834)	(404,106)	(60,332)	(1,490,248)	(38,995)	(13,421)	(22,024)	(43,710)	-

Transfer due to death benefits	(88,742)	(62,937)	(54,645)	(5,495)	(51,254)	(3,056)	(5,669)	-	-	-

Transfer due to policy loans, net of repayments (Note 3D)	(507)	-	(524)	-	-	(7,841)	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(31,466)	19,551	(26,846)	(19,031)	2,014	4,587	(1,934)	(413)	6,394	138

Transfer from (to) Guaranteed Principal Account	(14,439)	(7,346)	(17,572)	-	4,755	(11,303)	(6,609)	-	-	-

Withdrawal due to charges for administrative and insurance costs	(490,226)	(89,372)	(196,726)	(35,189)	(249,455)	(40,519)	(115,046)	(2,458)	(24,877)	(1,060)

Divisional transfers	59,213	(860,589)	110,448	35,609	6,062,611	231,308	(886,037)	71,034	1,729,678	10,421

Net increase (decrease) in net assets resulting from capital transactions	4,866,229	1,084,882	2,807,146	652,017	9,959,097	790,495	408,226	75,589	1,726,925	19,798

Total increase (decrease)	2,443,496	1,068,399	2,076,108	712,763	10,295,157	809,839	599,607	50,317	1,621,555	11,159

NET ASSETS, at beginning of the year	16,747,412	2,817,516	5,230,624	888,756	3,409,224	1,049,856	3,895,872	40,896	268,612	66,409

NET ASSETS, at end of the year	$19,190,908	$3,885,915	$7,306,732	$1,601,519	$13,704,381	$1,859,695	$4,495,479	$91,213	$1,890,167	$77,568

*	Prior to May 1, 2001, this Division was called the Oppenheimer Small Cap Growth Division.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

Notes To Financial Statements

1.	HISTORY

Massachusetts Mutual Variable Life Separate Account I (“Separate Account I”) is a separate investment account established on July 13, 1988 by Massachusetts Mutual Life Insurance Company (“MassMutual”) in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws.

MassMutual maintains twelve segments within Separate Account I. The initial segment (“Variable Life Plus Segment”) is used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Plus.

On March 30, 1990, MassMutual established a second segment (“Large Case Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Large Case Variable Life Plus.

On July 5, 1995, MassMutual established a third segment (“Strategic Variable Life Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Strategic Variable Life®.

On July 24, 1995, MassMutual established a fourth segment (“Variable Life Select Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Select.

On February 11, 1997, MassMutual established a fifth segment (“Strategic GVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s group flexible premium adjustable life insurance policy with variable rider, known as Strategic Group Variable Universal Life®.

On November 12, 1997, MassMutual established a sixth segment (“SVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium adjustable life insurance policy, known as Survivorship Variable Universal Life.

On November 12, 1997, MassMutual established a seventh segment (“VUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable life insurance policy, known as Variable Universal Life.

On July 13, 1998, MassMutual established an eighth segment (“Strategic Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable universal life insurance policy, known as Strategic Variable Life® Plus.

On November 23, 1999, MassMutual established a ninth segment (“SVUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s new survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life II.

On November 20, 2000, MassMutual established a tenth segment (“VUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life II.

On November 20, 2000, MassMutual established an eleventh segment (“LVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Leadership Variable Universal Life.

On October 15, 2002, MassMutual established a twelfth segment (“VUL GuardSM Segment”) within Separate Account I to be used exclusively for MassMutual’s new lifetime insurance protection for individual, flexible premium adjustable, variable life insurance policy, known as VUL GuardSM.

Notes To Financial Statements (Continued)

MassMutual paid $65,000 to the Strategic Variable Life Segment on July 5, 1995 to provide initial capital: 14,439 shares were purchased in two management investment companies (MML Series Investment Fund and Oppenheimer Variable Account Funds) described in Note 2 supporting the thirteen divisions of Strategic Variable Life Segment.

On May 1, 1997, MassMutual paid $20,000 to provide initial capital for four new divisions of the Strategic Variable Life Segment: 13,950 shares were purchased in the MML Equity Index Division of the MML Series Investment Fund and three divisions in the Panorama Series Fund, Inc. described in Note 2.

The Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account I are clearly identified and distinguished from MassMutual’s other assets and liabilities. The portion of Separate Account I assets are not chargeable with liabilities arising out of any other business MassMutual may conduct.

2.	INVESTMENT OF STRATEGIC VARIABLE LIFE SEGMENT’S ASSETS

The Strategic Variable Life Segment consists of thirty-three divisions. Each division invests in corresponding shares of either the American Century® Variable Portfolios, Inc. (“American Century VP”), Goldman Sachs Variable Insurance Trust (“Goldman Sachs VIT”), Janus Aspen Series (“Janus Aspen”), MFS® Variable Insurance TrustSM (“MFS Trust”), MML Series Investment Fund (“MML Trust”), Oppenheimer Variable Account Funds (“Oppenheimer Funds”), Panorama Series Fund, Inc. (“Panorama Fund”), and the T. Rowe Price Equity Series, Inc. (“T. Rowe Price”). At any one time, only twenty-one divisions are available to a policyowner.

American Century VP is a diversified, open-end, management investment company registered under the 1940 Act with two of its Funds available to the Strategic Variable Life Segment’s policyowners: American Century® VP Income & Growth Fund and American Century® VP Value Fund. American Century Investment Management, Inc. is the investment adviser to the Funds.

Goldman Sachs VIT is an open-end, management investment company registered under the 1940 Act with four of its Funds available to the Strategic Variable Life Segment’s policyowners: Goldman Sachs VIT Capital Growth Fund, Goldman Sachs VIT CORESM U.S. Equity Fund, Goldman Sachs VIT Growth and Income Fund, and Goldman Sachs VIT Mid Cap Value Fund. Goldman Sachs Asset Management, L.P., serves as investment adviser to the Funds.

Janus Aspen is an open-end, management investment company registered under the 1940 Act with two of its Portfolios available to the Strategic Variable Life Segment’s policyowners: Janus Aspen Capital Appreciation Portfolio and Janus Aspen Worldwide Growth Portfolio. Janus Capital Management LLC is the investment adviser to the Portfolios.

MFS Trust is an open-end, management investment company registered under the 1940 Act with three of its separate series of shares available to the Strategic Variable Life Segment’s policyowners: MFS® Emerging Growth Series, MFS® New Discovery Series, and MFS® Research Series. Massachusetts Financial Services Company serves as investment adviser to the MFS Trust.

MML Trust is an open-end, investment company registered under the 1940 Act with nine of its separate series available to the Strategic Variable Life Segment’s policyowners: MML Blend Fund, MML Emerging Growth Fund, MML Equity Fund, MML Equity Index Fund (Class II), MML Growth Equity Fund, MML Managed Bond Fund, MML Money Market Fund, MML OTC 100 Fund, and MML Small Cap Growth Equity Fund. MassMutual serves as investment adviser to each of the MML Funds pursuant to an investment management agreement. David L. Babson & Company Inc. (“Babson”), a controlled subsidiary of MassMutual, serves as the investment sub-adviser to the MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund. MassMutual has entered into sub-advisory agreements with Babson and Alliance Capital Management L.P. (“Alliance Capital”) (effective February 12, 2002) whereby Babson and Alliance Capital each manage a portion of the MML Equity Fund. MassMutual has entered into a sub-advisory agreement with Northern Trust Investments, Inc. (“Northern Trust”) whereby Northern Trust manages the investments of the MML Equity Index Fund and MML OTC 100 Fund. Prior to January 31, 2003, Deutsche Asset Management, Inc., served as sub-adviser to the Funds. MassMutual has entered into an agreement with Massachusetts Financial Services Company to serve as the investment sub-adviser to

Notes To Financial Statements (Continued)

the MML Growth Equity Fund. MassMutual has entered into an agreement with Wellington Management Company, LLP and Waddell & Reed Investment Management Company pursuant to which each serves as investment sub-adviser for the MML Small Cap Growth Equity Fund. Effective December 3, 2001, Wellington Management replaced J.P. Morgan Investment Management Inc. as one of the MML Small Cap Growth Equity Fund’s two sub-advisers. MassMutual entered into an agreement with RS Investment Management L.P., to serve as the investment sub-adviser to the MML Emerging Growth Fund.

Oppenheimer Funds is an open-end, management investment company registered under the 1940 Act with ten of its Funds available to the Strategic Variable Life Segment’s policyowners: Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Bond Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Main Street Fund®/VA (prior to May 1, 2003, this fund was called Oppenheimer Main Street® Growth & Income Fund/VA). Oppenheimer Main Street® Small Cap Fund/VA (prior to May 1, 2001, this Fund was called the Oppenheimer Small Cap Growth Fund/VA), Oppenheimer Money Fund/VA, Oppenheimer Multiple Strategies Fund/VA, and Oppenheimer Strategic Bond Fund/VA.

Panorama Fund is an open-end, management investment company registered under the 1940 Act with one of its Funds available to the Strategic Variable Life Segment’s policyowners: Oppenheimer International Growth Fund/VA.

OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as the investment adviser to the Oppenheimer Funds and Panorama Fund.

T. Rowe Price is a diversified, open-end, investment company registered under the 1940 Act with two of its Portfolios available to the Strategic Variable Life Segment’s policyowners: T. Rowe Price Mid-Cap Growth Portfolio and T. Rowe Price New America Growth Portfolio. T. Rowe Price Associates, Inc. serves as investment adviser to each of the Portfolios.

In addition to the thirty-three divisions of the Strategic Variable Life Segment, a policyowner may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general account. Because of exemptive and exclusionary provisions, interests in the GPA are not registered under the Securities Act of 1933. Also, the general account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by Strategic Variable Life Segment in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereinafter referred to as “generally accepted accounting principles”).

A.	Investment Valuation

Investments in American Century VP, Goldman Sachs VIT, Janus Aspen, MFS Trust, MML Trust, the Oppenheimer Funds, the Panorama Fund, and T. Rowe Price, are each stated at market value, which is the net asset value per share of each of the respective underlying Funds/Portfolios.

B.	Accounting for Investments

Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Strategic Variable Life Segment is part of MassMutual’s total operations and is not taxed separately. The Strategic Variable Life Segment will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on net investment income and net realized capital gains of the Strategic Variable Life Segment are credited to the policies. Accordingly, MassMutual does not intend to make any charge to the Strategic Variable Life Segment’s divisions to provide for company income taxes. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Strategic Variable Life Segment.

Notes To Financial Statements (Continued)

D.	Policy Loan

When a policy loan is made, the Strategic Variable Life Segment transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of the Strategic Variable Life Segment by an equal amount. The interest rate charged on any loan is 6% per year or the policyowner may select an adjustable loan rate at the time of application. All loan repayments are allocated to the Guaranteed Principal Account.

The policyowner earns interest at a rate which is the greater of 3% or the policy loan rate less a MassMutual declared charge (maximum .75%) for expenses and taxes.

E.	Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	CHARGES

MassMutual charges the Strategic Variable Life Segment divisions for the mortality and expense risks it assumes. The charge is made daily at a current effective annual rate of 0.30% of the value of each division’s net assets.

MassMutual makes certain deductions from the annual premium before amounts are allocated to Strategic Variable Life Segment and the GPA. The deductions are for sales charges, state premium taxes and deferred acquisition cost tax charge. No additional deductions are taken when money is transferred from the GPA to the Strategic Variable Life Segment. MassMutual also makes certain charges for the cost of insurance and administrative costs.

The mortality risk is a risk that the group of lives MassMutual insures may, on average, live for shorter periods of time than MassMutual estimated. The mortality risk is fully borne by MassMutual and may result in additional amounts being transferred into the Strategic Variable Life Segment’s account by MassMutual to cover greater longevity of insureds than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to MassMutual.

5.	SALES AGREEMENTS

MML Distributors, LLC (“MML Distributors”), a wholly owned subsidiary of MassMutual, serves as principal underwriter of the policies. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the policies.

MML Investors Services, Inc. (“MMLISI”), a wholly owned subsidiary of MassMutual, serves as co-underwriter of the policies. MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the policies as authorized variable life insurance agents under applicable state insurance laws.

Pursuant to the underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the policies are paid by MassMutual on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their activities as underwriters of the policies.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2003 were as follows:

	Cost of Purchases	Proceeds from Sales

American Century® VP Income & Growth Division	$16,032	$(10,461)

American Century® VP Value Division	90,525	(23,864)

Goldman Sachs Capital Growth Division	343,658	(310,338)

Goldman Sachs CORESM U.S. Equity Division	62,140	(8,089)

Goldman Sachs Growth and Income Division	98	(298)

Goldman Sachs Mid Cap Value Division	188,944	(214,560)

Janus Aspen Capital Appreciation Division	166,742	(87,984)

Janus Aspen Worldwide Growth Division	206	(16,768)

MFS® Emerging Growth Division	138,943	(47,525)

MFS® New Discovery Division	18,541	(94,468)

MFS® Research Division	5,881	(6,499)

MML Blend Division	142,751	(242,328)

MML Emerging Growth Division	-	(1)

MML Equity Division	886,932	(500,462)

MML Equity Index Division	1,985,630	(907,056)

MML Managed Bond Division	1,300,675	(4,434,087)

MML Money Market Division	249,906	(5,767,131)

Oppenheimer Aggressive Growth Division	636,879	(3,628,666)

Oppenheimer Bond Division	527,957	(5,552,009)

Oppenheimer Capital Appreciation Division	2,091,290	(8,505,673)

Oppenheimer Global Securities Division	896,456	(10,186,460)

Oppenheimer High Income Division	398,741	(6,106,954)

Oppenheimer International Growth Division	266	(225)

Oppenheimer Main Street Division	813,735	(7,750,080)

Oppenheimer Main Street® Small Cap Division	242,779	(3,342,453)

Oppenheimer Money Division	3,794,805	(20,864,512)

Oppenheimer Multiple Strategies Division	59,010	(1,351,461)

Oppenheimer Strategic Bond Division	160,322	(1,355,723)

T. Rowe Price Mid-Cap Growth Division	1,265,703	(263,720)

T. Rowe Price New America Growth Division	-	(1,150)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The change in outstanding units for the two years ended December 31, 2003 were as follows:

December 31, 2003	American Century® VP Income & Growth Division	American Century® VP Value Division	Goldman Sachs Capital Growth Division	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs Mid Cap Value Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MFS® Emerging Growth Division	MFS® New Discovery Division

Units purchased	-	-	450	126,851	-	20,326	91,243	-	159,978	10,862

Units withdrawn	(13,704)	(1,047)	(2,788)	(67,794)	(194)	(102,479)	(150,246)	(382)	(126,233)	(6,659)

Units transferred between divisions and to/from GPA	-	50,766	70,025	2,282	(118)	65,763	219,046	(38,181)	91,833	(72,777)

Net increase (decrease)	(13,704)	49,719	67,687	61,339	(312)	(16,390)	160,043	(38,563)	125,578	(68,574)

December 31, 2003 (Continued)	MFS® Research Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division

Units purchased	579	94,616	507,226	559,387	103,472	144,117	255,064	15,476	464,029	104,491

Units withdrawn	(4,980)	(144,531)	(300,561)	(398,102)	(382,660)	(619,737)	(2,401,772)	(3,437,197)	(4,094,954)	(5,417,476)

Units transferred between divisions and to/from GPA	(123)	(40,111)	(59,172)	624,917	(1,934,912)	(3,580,955)	(99,612)	189,117	(153,929)	32,495

Net increase (decrease)	(4,524)	(90,026)	147,493	786,202	(2,214,100)	(4,056,575)	(2,246,320)	(3,232,604)	(3,784,854)	(5,280,490)

December 31, 2003 (Continued)	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Multiple Strategies Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division

Units purchased	27,787	270	64,493	23,284	170,628	1,769	5,774	50,696	-

Units withdrawn	(4,336,494)	(249)	(4,262,465)	(2,981,983)	(15,000,744)	(803,882)	(858,440)	(86,295)	(1,249)

Units transferred between divisions and to/from GPA	95,347	-	397,065	(10,929)	2,379,743	4,328	80,862	882,804	-

Net increase (decrease)	(4,213,360)	21	(3,800,907)	(2,969,628)	(12,450,373)	(797,785)	(771,804)	847,205	(1,249)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

December 31, 2002	American Century® VP Income & Growth Division	American Century® VP Value Division	Goldman Sachs Capital Growth Division	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs Mid Cap Value Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MFS® Emerging Growth Division	MFS® New Discovery Division	MFS® Research Division

Units purchased	19,513	21,501	23,160	92	1,197	53,302	1,595	1,886	33,324	31,309	60,697

Units withdrawn	(2,267)	(821)	(51,199)	(39,669)	(33,796)	(38,481)	(1,342)	(9,872)	(87,550)	(102,644)	(3,808)

Units transferred between divisions and to/from GPA	361,900	99	(11,959)	-	1,215	110,503	135,276	6,040	(92,931)	11,548	929,457

Net Increase (decrease)	379,146	20,779	(39,998)	(39,577)	(31,384)	125,324	135,529	(1,946)	(147,157)	(59,787)	986,346

December 31, 2002	MML Blend Division	MML Emerging Growth Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division

(Continued) Units purchased	468,107	-	1,068,680	533,578	856,945	405,937	-	1,198,426	1,887,251	4,109,668	2,752,401

Units withdrawn	(649,814)	(24,663)	(437,208)	(510,738)	(2,238,145)	(465,901)	(8,184)	(980,859)	(1,269,863)	(1,855,328)	(1,875,903)

Units transferred between divisions and to/from GPA	(1,210,837)	-	(1,288,287)	(123,888)	4,531,287	2,489,897	(3,184,886)	(2,697,077)	(418,449)	(2,493,816)	(1,416,445)

Net Increase (decrease)	(1,392,544)	(24,663)	(656,815)	(101,048)	3,150,087	2,429,933	(3,193,070)	(2,479,510)	198,939	(239,476)	(539,947)

December 31, 2002	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Multiple Strategies Division	Oppenheimer Strategic Bond Division	Oppenheimer International Growth Division	T. Rowe Price Mid- Cap Growth Division	T. Rowe Price New America Growth Division

(Continued) Units purchased	3,872,093	1,418,109	1,044,843	6,477,766	310,960	675,210	371	38,970	137

Units withdrawn	(2,153,478)	(1,186,548)	(663,328)	(4,407,112)	(363,475)	(456,984)	(82,506)	(74,287)	(14,100)

Units transferred between divisions and to/from GPA	943,111	992,858	1,660,907	5,176,431	(107,639)	(2,298,259)	-	(918,739)	-

Net Increase (decrease)	2,661,726	1,224,419	2,042,422	7,247,085	(160,154)	(2,080,033)	(82,135)	(954,056)	(13,963)

Notes To Financial Statements (Continued)

8.	UNIT VALUES

A.	A summary of units outstanding, unit values, net assets, investment income ratios (year 2003-gross investment income; prior years-net investment income), expense ratios, excluding expenses of the underlying funds, and total return ratios for each of the five years in the period ended December 31, 2003 follows.

	Units	Net Assets		Investment Income Ratio	Expense Ratio	Total Return
		Unit Value	Amount
American Century® VP Income & Growth Division

December 31,

2003	365,442	$0.83	$303,565	1.31%	0.30%	28.97%

2002*	379,146	0.64	244,212	(0.30)%	0.30%	(19.67)%

American Century® VP Value Division

December 31,

2003	77,919	1.44	112,399	0.16%	0.30%	28.57%

2002	28,200	1.12	31,639	4.91%	0.30%	(12.92)%

2001*	7,421	1.29	9,557	(0.25)%	0.30%	12.52%

Goldman Sachs Capital Growth Division

December 31,

2003	111,530	0.99	110,960	0.14%	0.30%	23.37%

2002	43,843	0.81	35,357	(0.12)%	0.30%	(24.63)%

2001	83,841	1.07	89,623	(0.03)%	0.30%	(14.76)%

2000	30,633	1.25	38,397	1.84%	0.30%	(7.95)%

1999*	221,310	1.37	302,342	15.78%	0.30%	26.75%

Goldman Sachs CORESM U.S. Equity Division

December 31,

2003	291,925	1.04	304,181	0.78%	0.30%	29.09%

2002	230,586	0.81	186,128	0.25%	0.30%	(22.19)%

2001	270,163	1.04	280,043	0.09%	0.30%	(12.24)%

2000*	240,688	1.18	284,179	0.92%	0.30%	(9.59)%

Goldman Sachs Growth & Income Division

December 31,

2003	7,526	1.01	7,601	1.35%	0.30%	23.99%

2002	7,838	0.81	6,385	0.74%	0.30%	(11.64)%

2001*	39,222	0.92	36,144	(0.06)%	0.30%	(9.64)%

Goldman Sachs Mid Cap Value Division

December 31,

2003	209,627	1.82	381,857	1.72%	0.30%	28.01%

2002	226,017	1.42	321,636	2.16%	0.30%	(4.99)%

2001	100,693	1.50	150,800	5.49%	0.30%	11.71%

2000*	11,776	1.34	15,787	1.43%	0.30%	30.97%

Janus Aspen Capital Appreciation Division

December 31,

2003	314,767	0.62	195,194	0.59%	0.30%	20.17%

2002	154,724	0.52	79,840	1.41%	0.30%	(15.97)%

2001	19,195	0.61	11,781	0.89%	0.30%	(21.97)%

2000*	19,480	0.79	15,310	0.50%	0.30%	(18.18)%

*	Commenced operations

Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

	Units	Net Assets		Investment Income Ratio	Expense Ratio	Total Return
		Unit Value	Amount
Janus Aspen Worldwide Growth Division

December 31,

2003	9,052	$0.56	$5,083	0.78%	0.30%	23.62%

2002	47,615	0.45	21,624	0.62%	0.30%	(25.80)%

2001	49,561	0.61	30,304	0.17%	0.30%	(22.74)%

2000*	39,937	0.79	31,578	0.14%	0.30%	(15.67)%

MFS® Emerging Growth Division

December 31,

2003	426,716	0.87	371,485	-	0.30%	29.84%

2002	301,138	0.67	201,915	(0.30)%	0.30%	(34.06)%

2001	448,295	1.02	455,147	6.93%	0.30%	(33.79)%

2000	368,261	1.53	563,826	5.40%	0.30%	(19.61)%

1999*	123,539	1.91	235,975	(0.23)%	0.30%	76.18%

MFS® New Discovery Division

December 31,

2003	79,261	1.60	126,470	-	0.30%	33.32%

2002	147,835	1.20	176,938	(0.30)%	0.30%	(31.93)%

2001	207,622	1.76	364,553	3.19%	0.30%	(5.33)%

2000*	121,971	1.85	226,179	0.87%	0.30%	(1.99)%

MFS® Research Division

December 31,

2003	1,004,445	0.92	925,124	0.66%	0.30%	24.33%

2002	1,008,969	0.74	747,426	0.05%	0.30%	(24.84)%

2001	22,623	0.98	22,273	15.67%	0.30%	(21.55)%

2000	22,911	1.25	28,731	5.87%	0.30%	(4.85)%

1999*	8,315	1.32	10,991	(0.13)%	0.30%	23.68%

MML Blend Division

December 31,

2003	752,304	1.63	1,226,440	2.60%	0.30%	18.35%

2002	842,330	1.38	1,160,255	1.96%	0.30%	(11.83)%

2001	2,234,874	1.56	3,489,963	20.61%	0.30%	(6.05)%

2000	2,271,437	1.66	3,774,831	17.02%	0.30%	0.02%

1999*	2,294,895	1.67	3,824,403	5.01%	0.30%	(1.53)%

MML Emerging Growth Division

December 31,

2003	-	-	-	-	0.30%	45.47%

2002	-	-	-	(0.30)%	0.30%	(42.74)%

2001*	24,663	0.59	14,540	0.00%	0.30%	(16.63)%

MML Equity Division

December 31,

2003	5,294,698	1.71	9,031,959	1.89%	0.30%	27.11%

2002	5,147,205	1.34	6,907,832	2.48%	0.30%	(16.33)%

2001	5,804,020	1.67	9,711,517	28.11%	0.30%	(15.02)%

2000	5,531,859	1.97	10,886,234	8.75%	0.30%	2.86%

1999*	5,193,975	1.92	9,967,141	2.81%	0.30%	(4.11)%

*	Commenced operations

Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

	Units	Net Assets		Investment Income Ratio	Expense Ratio	Total Return
		Unit Value	Amount
MML Equity Index Division

December 31,

2003	3,053,511	$1.47	$4,482,084	1.71%	0.30%	27.92%

2002	2,267,309	1.15	2,601,574	0.89%	0.30%	(22.60)%

2001	2,368,357	1.48	3,507,459	0.60%	0.30%	(12.46)%

2000	2,288,001	1.69	3,870,037	0.53%	0.30%	(9.43)%

1999*	2,617,941	1.87	4,906,773	1.41%	0.30%	19.96%

MML Managed Bond Division

December 31,

2003	5,669,089	1.72	9,729,165	5.11%	0.30%	5.27%

2002	7,883,189	1.63	12,851,080	6.52%	0.30%	8.10%

2001	4,733,102	1.51	7,139,114	6.51%	0.30%	7.59%

2000	5,990,210	1.40	4,271,830	5.50%	0.30%	11.19%

1999*	4,317,159	1.26	5,460,953	6.07%	0.30%	(2.13)%

MML Money Market Division

December 31,

2003	263,988	1.37	360,522	0.75%	0.30%	0.32%

2002	4,320,563	1.36	5,881,582	0.94%	0.30%	0.00%

2001	1,890,630	1.35	2,548,620	3.59%	0.30%	3.36%

2000	5,796,636	1.30	7,559,448	5.57%	0.30%	6.03%

1999*	2,351,467	1.23	2,900,353	4.39%	0.30%	4.48%

MML OTC 100 Division

December 31,

2003	-	-	-	-	0.30%	48.19%

2002	-	-	-	(0.30)%	0.30%	(37.98)%

2001*	3,193,070	0.38	1,215,104	(0.22)%	0.30%	(33.41)%

Oppenheimer Aggressive Growth Division

December 31,

2003	2,251,475	1.76	3,957,528	-	0.30%	25.21%

2002	4,497,795	1.40	6,313,963	0.51%	0.30%	(28.09)%

2001	6,977,305	1.95	13,605,102	16.10%	0.30%	(31.57)%

2000	5,799,704	2.85	16,503,164	3.35%	0.30%	(11.24)%

1999*	4,487,474	3.22	14,429,083	(0.30)%	0.30%	83.06%

Oppenheimer Bond Division

December 31,

2003	193,980	1.65	320,935	3.32%	0.30%	6.46%

2002	3,426,584	1.55	5,325,201	7.63%	0.30%	8.72%

2001	3,227,645	1.43	4,612,331	5.17%	0.30%	7.49%

2000	1,530,578	1.33	2,035,329	6.90%	0.30%	6.10%

1999*	820,171	1.26	1,031,054	5.00%	0.30%	(1.81)%

*	Commenced operations

Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

	Units	Net Assets		Investment Income Ratio	Expense Ratio	Total Return
		Unit Value	Amount
Oppenheimer Capital Appreciation Division

December 31,

2003	4,578,974	$2.57	$11,756,259	0.35%	0.30%	30.55%

2002	8,363,828	1.97	16,448,432	0.32%	0.30%	(27.16)%

2001	8,603,304	2.70	23,201,995	9.96%	0.30%	(12.88)%

2000	7,769,031	3.09	24,038,503	6.26%	0.30%	(0.23)%

1999*	5,753,702	3.11	17,897,307	3.49%	0.30%	41.23%

Oppenheimer Global Securities Division

December 31,

2003	2,251,234	2.63	5,925,005	0.60%	0.30%	42.59%

2002	7,531,724	1.85	13,901,665	0.27%	0.30%	(22.43)%

2001	8,071,671	2.38	19,190,909	13.60%	0.30%	(12.34)%

2000	6,177,412	2.71	16,747,412	13.75%	0.30%	5.09%

1999*	3,901,269	2.59	10,094,608	3.78%	0.30%	58.01%

Oppenheimer High Income Division

December 31,

2003	1,207,312	1.69	2,045,085	5.09%	0.30%	23.59%

2002	5,420,672	1.37	7,429,739	9.84%	0.30%	(2.70)%

2001	2,758,946	1.41	3,885,915	10.86%	0.30%	1.67%

2000	2,033,640	1.39	2,817,516	11.19%	0.30%	(3.74)%

1999*	1,687,342	1.44	2,435,824	6.62%	0.30%	3.98%

Oppenheimer International Growth Division

December 31,

2003	3,203	1.14	3,655	1.36%	0.30%	49.68%

2002	3,182	0.76	2,426	(0.11)%	0.30%	(28.81)%

2001	85,317	1.07	91,213	(0.20)%	0.30%	(24.61)%

2000*	28,866	1.42	40,896	(0.21)%	0.30%	(9.43)%

Oppenheimer Main Street Division

December 31,

2003	666,767	2.30	1,536,463	0.81%	0.30%	26.34%

2002	4,467,674	1.82	8,148,762	0.69%	0.30%	(19.10)%

2001	3,243,255	2.25	7,306,732	0.25%	0.30%	(10.46)%

2000	2,079,566	2.52	5,230,624	5.15%	0.30%	(8.78)%

1999*	1,588,178	2.77	4,392,023	0.79%	0.30%	21.34%

Oppenheimer Main Street® Small Cap Division

December 31,

2003	318,017	1.55	494,500	-	0.30%	43.93%

2002	3,287,645	1.08	3,551,829	(0.30)%	0.30%	(16.05)%

2001	1,245,223	1.29	1,601,519	(0.30)%	0.30%	(0.66)%

2000	686,461	1.29	888,756	3.74%	0.30%	(18.34)%

1999*	313,145	1.59	497,964	(0.09)%	0.30%	46.12%

*	Commenced operations

Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

		Net Assets		Investment Income Ratio	Expense Ratio	Total Return
	Units	Unit Value	Amount
Oppenheimer Money Division

December 31,

2003	4,886,465	$1.38	$6,747,242	0.87%	0.30%	0.49%

2002	17,336,838	1.37	23,822,655	1.14%	0.30%	0.00%

2001	10,089,753	1.36	13,704,381	3.16%	0.30%	3.55%

2000	2,599,022	1.31	3,409,224	5.68%	0.30%	6.26%

1999*	2,622,618	1.24	3,250,488	4.58%	0.30%	4.66%

Oppenheimer Multiple Strategies Division

December 31,

2003	52,989	2.05	108,484	1.64%	0.30%	24.58%

2002	850,774	1.64	1,398,088	4.27%	0.30%	(10.70)%

2001	1,010,928	1.84	1,859,695	7.41%	0.30%	1.92%

2000	581,602	1.81	1,049,856	0.98%	0.30%	6.44%

1999*	713,149	1.70	1,213,068	7.98%	0.30%	11.46%

Oppenheimer Strategic Bond Division

December 31,

2003	241,707	1.83	442,922	4.91%	0.30%	17.72%

2002	1,013,511	1.56	1,577,700	10.00%	0.30%	7.14%

2001	3,093,544	1.45	4,495,479	5.71%	0.30%	4.55%

2000	2,802,401	1.39	3,895,872	7.72%	0.30%	2.63%

1999*	1,200,536	1.36	1,631,008	5.39%	0.30%	2.52%

T. Rowe Price Mid-Cap Growth Division

December 31,

2003	1,213,648	1.55	1,881,917	-	0.30%	37.97%

2002	366,443	1.12	411,833	(0.31)%	0.30%	(21.55)%

2001	1,320,499	1.43	1,890,167	(0.30)%	0.30%	(1.22)%

2000	185,364	1.45	268,612	0.06%	0.30%	7.41%

1999*	1,010,565	1.35	1,367,404	5.12%	0.30%	23.36%

T. Rowe Price New America Growth Division

December 31,

2003	63,882	0.94	60,316	-	0.30%	34.70%

2002	65,131	0.70	45,653	(0.30)%	0.30%	(28.61)%

2001	79,094	0.98	77,568	1.43%	0.30%	(12.27)%

2000	59,516	1.12	66,409	9.93%	0.30%	(10.62)%

1999*	54,194	1.25	67,860	8.99%	0.30%	12.41%

*	Commenced operations

Notes To Financial Statements (Continued)

B.	Strategic Variable Life® Segment is assessed expense charges, including a Mortality and Expense risk charge, Cost of Insurance Protection charge, Administrative charge, and Face Amount charge. These charges are either assessed as a direct reduction in unit values or through redemption of units for all policies contained within Strategic Variable Life® Segment.

Mortality and Expense Risk Charges:

MassMutual will make deductions for a daily charge at an effective annual rate of 0.40% of the policy asset value for mortality and expense risks undertaken by MassMutual.

These charges are a reduction in unit values.

Cost of Insurance Protection Charges:

MassMutual will make deductions on each monthly calculation date and is based on the age and sex of the insured, the policy year in which the deduction is made, the smoker and rating class of the policy and type of underwriting used for the case. The charge varies monthly because it is determined by multiplying the applicable cost of insurance rates by the amount at risk each policy month. The maximum monthly cost of insurance charge for each $1,000 of insurance for which a charge applies is shown in the table of maximum monthly mortality charges in the policy.

These charges are a reduction in unit values.

Administrative Charges:

MassMutual will make deductions, for all policy years, ranging from $5.25 to $9 per month per policy or not to exceed $63 annually. This deduction is to compensate MassMutual for administrative services provided by MassMutual.

These charges are a reduction in unit values.

Face Amount Charges:

MassMutual will make a monthly face amount charge from policies that were issued under a regular underwriting approach. The charge is based on the initial selected face amount of the policy, the issue age of the insured and the policy year in which the deduction is made. This charge is fixed for a set number of policy years. The Face Amount charge reimburses MassMutual for issuing and administering the policy and for such activities as processing claims, maintaining records and communicating with the policy owners.

These charges are a reduction in unit values.

Independent Auditors' Report

To the Board of Directors and Policyholders of
Massachusetts Mutual Life Insurance Company:

We have audited the accompanying statutory statements of financial position of
Massachusetts Mutual Life Insurance Company (the "Company") as of December 31,
2003 and 2002, and the related statutory statements of income, changes in policyholders' contingency reserves, and cash flows for the years ended
December 31, 2003, 2002 and 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company has prepared these statutory financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraphs, the statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Massachusetts Mutual
Life Insurance Company as of December 31, 2003 and 2002, or the results of its operations and its cash flows for the years ended December 31, 2003, 2002 and
2001.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of Massachusetts
Mutual Life Insurance Company at December 31, 2003 and 2002, and the results of its operations and its cash flows for the years ended December 31, 2003, 2002 and 2001, on the basis of accounting described in Note 2.

As discussed in Note 3 to the statutory financial statements, effective January
1, 2001, the Company adopted certain statutory accounting practices as a result of the Commonwealth of Massachusetts Division of Insurance's adoption of the
National Association of Insurance Commissioners' Accounting Practices and
Procedures Manual. In addition, effective January 1, 2003, the Company adopted
Statement of Statutory Accounting Principles No. 86, "Accounting for Derivative
Instruments and Hedging, Income Generation, and Replication (Synthetic Asset)
Transactions."

DELOITTE & TOUCHE LLP

March 5, 2004

                                     FF-1

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

                                                              December 31,
                                                              2003    2002
                                                              ----    ----
                                                              (In Millions)
   Assets:

   Bonds.................................................... $32,567 $27,782
   Common stocks............................................     733     649
   Mortgage loans...........................................   7,643   7,048
   Policy loans.............................................   6,564   6,253
   Real estate..............................................   1,867   1,844
   Other investments........................................   4,982   4,315
   Cash and short-term investments..........................   6,535   8,178
                                                             ------- -------

   Total invested assets....................................  60,891  56,069
   Accrued investment income................................     775     843
   Other assets.............................................   1,135   1,411
                                                             ------- -------
                                                              62,801  58,323
   Separate account assets..................................  22,943  16,439
                                                             ------- -------
   Total assets............................................. $85,744 $74,762
                                                             ======= =======

   Liabilities:

   Policyholders' reserves.................................. $47,190 $43,756
   Deposit fund balances....................................   4,791   3,913
   Policyholders' dividends.................................   1,121   1,202
   Policyholders' claims and other benefits.................     228     260
   Federal income taxes.....................................     104     334
   Asset valuation reserves.................................     888     489
   Other liabilities........................................   2,228   2,286
                                                             ------- -------
                                                              56,550  52,240
   Separate account liabilities.............................  22,912  16,417
                                                             ------- -------
   Total liabilities........................................  79,462  68,657

   Policyholders' contingency reserves......................   6,282   6,105
                                                             ------- -------

   Total liabilities and policyholders' contingency reserves $85,744 $74,762
                                                             ======= =======

                 See Notes to Statutory Financial Statements.

                                     FF-2

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

                                                                    Years Ended December 31,
                                                                     2003     2002     2001
                                                                     ----     ----     ----
                                                                         (In Millions)
Revenue:

Premium income.................................................... $12,152  $10,301  $10,386
Net investment income.............................................   3,870    3,755    3,586
Reserve adjustments on reinsurance ceded..........................      24       34     (297)
Fees and other income.............................................     215      203      196
                                                                   -------  -------  -------

Total revenue.....................................................  16,261   14,293   13,871
                                                                   -------  -------  -------

Benefits and expenses:

Policyholders' benefits and payments..............................   7,110    6,579    7,033
Addition to policyholders' reserves and funds.....................   6,087    4,720    3,907
Operating expenses................................................     863      715      568
Commissions.......................................................     548      432      348
State taxes, licenses and fees....................................     113       93       99
                                                                   -------  -------  -------

Total benefits and expenses.......................................  14,721   12,539   11,955
                                                                   -------  -------  -------

Net gain from operations before dividends and federal income taxes   1,540    1,754    1,916

Dividends to policyholders........................................   1,098    1,163    1,097
                                                                   -------  -------  -------

Net gain from operations before federal income taxes..............     442      591      819

Federal income taxes (benefit)....................................    (122)    (138)     122
                                                                   -------  -------  -------

Net gain from operations..........................................     564      729      697

Net realized capital (losses) gains...............................    (190)     664      123
                                                                   -------  -------  -------

Net income........................................................ $   374  $ 1,393  $   820
                                                                   =======  =======  =======

                 See Notes to Statutory Financial Statements.

                                     FF-3

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN POLICYHOLDERS' CONTINGENCY RESERVES

                                                                               Years Ended December 31,
                                                                                2003     2002    2001
                                                                                ----     ----    ----
                                                                                    (In Millions)

Policyholders' contingency reserves, beginning of year, as previously reported $6,105   $5,151  $3,836
Cumulative effect of the change in statutory accounting principles............      -        -     981
                                                                               ------   ------  ------

Policyholders' contingency reserves, beginning of year, as adjusted...........  6,105    5,151   4,817

Increase (decrease) due to:

Net income....................................................................    374    1,393     820
Change in net unrealized capital gains (losses)...............................    120     (456)   (491)
Change in asset valuation reserves............................................   (398)     202     202
Change in non-admitted assets.................................................   (238)    (146)   (210)
Change in reserve valuation bases.............................................      -      (57)      -
Change in net deferred income taxes...........................................     81       19      23
Issuance of surplus notes.....................................................    250        -       -
Other.........................................................................    (12)      (1)    (10)
                                                                               ------   ------  ------

Net increase..................................................................    177      954     334
                                                                               ------   ------  ------

Policyholders' contingency reserves, end of year.............................. $6,282   $6,105  $5,151
                                                                               ======   ======  ======

                 See Notes to Statutory Financial Statements.

                                     FF-4

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

                                                                               Years Ended December 31,
                                                                               2003      2002      2001
                                                                               ----      ----      ----
                                                                                     (In Millions)
Cash flows from operating activities:

Net income.................................................................. $    374  $  1,393  $    820
Addition to policyholders' reserves and policy benefits, net of transfers to
 separate accounts..........................................................    3,368     3,548     2,746
Change in accrued investment income.........................................       68       (57)      (58)
Change in federal income tax payable........................................     (230)     (340)      (66)
Net realized capital losses (gains).........................................      190      (664)     (123)
Other.......................................................................      (84)      614       196
                                                                             --------  --------  --------

Net cash provided by operating activities...................................    3,686     4,494     3,515
                                                                             --------  --------  --------

Cash flows from investing activities:

Loans and purchases of investments..........................................  (19,962)  (14,280)  (13,095)
Sales and maturities of investments and receipts from repayment of
 loans......................................................................   13,823    12,387    11,133
                                                                             --------  --------  --------

Net cash used in investing activities.......................................   (6,139)   (1,893)   (1,962)
                                                                             --------  --------  --------

Cash flows from financing activities:

Policyholders' account balance deposits.....................................    1,662     1,342     1,064
Policyholders' account balance withdrawals..................................   (1,102)     (449)     (225)
Surplus notes proceeds......................................................      250         -         -
                                                                             --------  --------  --------

Net cash provided by financing activities...................................      810       893       839
                                                                             --------  --------  --------

(Decrease) increase in cash and short-term investments......................   (1,643)    3,494     2,392

Cash and short-term investments, beginning of year..........................    8,178     4,684     2,292
                                                                             --------  --------  --------

Cash and short-term investments, end of year................................ $  6,535  $  8,178  $  4,684
                                                                             ========  ========  ========

                 See Notes to Statutory Financial Statements.

                                     FF-5

Notes To Statutory Financial Statements

1. NATURE OF OPERATIONS

   Massachusetts Mutual Life Insurance Company (the "Company") is a global, diversified financial services organization providing life insurance, annuities, disability income insurance, long-term care insurance, structured settlements and retirement and savings products to individual and institutional customers. The Company is organized as a mutual life insurance company.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

a. Basis of presentation

   The accompanying statutory financial statements have been prepared in conformity with statutory accounting practices, except as to form, of the
   National Association of Insurance Commissioners ("NAIC") and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts
   Division of Insurance ("Division").

   On January 1, 2003, the Company adopted Statement of Statutory Accounting
   Principles No. 86 "Accounting for Derivative Instruments and Hedging, Income
   Generation, and Replication (Synthetic Asset) Transactions" ("SSAP No. 86").
   For 2002, prior to the adoption of SSAP 86, changes in the fair value of derivative financial instruments were recorded as a component of net income as realized capital gains and losses. In 2003, changes in the fair value of these instruments are recorded in the Statutory Statement of Changes in
   Policyholders' Contingency Reserves as unrealized capital gains and losses.
   See Note 3 for additional information regarding the adoption of new accounting standards.

   On January 1, 2001, the Company adopted the Codification of Statutory
   Accounting Principles ("Codification"). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America.

   Statutory accounting practices are different in some respects from financial statements prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The more significant differences between statutory accounting principles and GAAP are as follows:
   (a) acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them over the expected life of the policies; (b) statutory policy reserves are based upon the Commissioners' Reserve Valuation Methods and statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with appropriate estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP reports bonds at fair value; (d)
   deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged directly to policyholders' contingency reserves, whereas GAAP would include the change in deferred taxes as a component of net income; (e) payments received for universal and variable life products and variable annuities are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders' account balances; (f)
   majority-owned subsidiaries and other controlled entities are accounted for using the equity method, whereas GAAP would consolidate these entities; (g)
   surplus notes are reported in policyholders' contingency reserves, whereas
   GAAP would report these notes as liabilities; (h) assets are reported at
   "admitted asset" value and "non-admitted assets" are excluded through a charge against policyholders' contingency reserves, while under GAAP,
   "non-admitted assets" are recorded net of any valuation allowance; (i)
   reinsurance recoverables are reported as a reduction of policyholders'
   reserves and deposit fund balances, while under GAAP, these recoverables are reported as an asset; and (j) changes in the fair value of derivative financial instruments are recorded as a change in policyholders' contingency reserves, whereas GAAP records these changes as a component of net income.

                                     FF-6

Notes To Statutory Financial Statements, Continued

   The Division has the right to permit other specific practices that differ from prescribed practices. As permitted by the Division, the prepaid pension asset of the Company prior to December 31, 2003 was allowed as an admitted asset. The amount of this admitted asset was limited to the prepaid balance at December 31, 2000 and was reduced each quarter until the asset equaled zero at December 31, 2003. This permitted practice did not affect net income. A reconciliation of the Company's policyholders' contingency reserves between the practices permitted by the Division and Codification is as follows:

                                                          December 31,
                                                          2002    2001
                                                          ----    ----
                                                          (In Millions)
       Policyholders' contingency reserves, as reported  $6,105  $5,151
       Less admitted prepaid pension asset                 (128)   (256)
                                                         ------  ------
       Policyholders' contingency reserves, Codification $5,977  $4,895
                                                         ======  ======

   The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the value of real estate held for sale, the carrying values of investments and derivatives, investment valuation reserves on mortgage loans, other than temporary impairments, and the liability for future policyholders' reserves and deposit fund balances.
   Future events, including but not limited to, changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

   Certain 2002 and 2001 balances have been reclassified to conform to current year presentation.

b. Bonds

   Generally, bonds are valued at amortized cost using the constant yield method. Bond transactions are recorded on a trade date basis. The values of bonds are adjusted for impairments in value deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other than temporary, a direct write-down is recognized as a component of net income as a realized capital loss and a new cost basis is established using management's estimates of net realizable value.

   For mortgage-backed securities included in bonds, the Company recognizes income using a constant yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in these securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

c. Common stocks

   Common stocks are valued at fair value with unrealized capital gains and losses included as a change in policyholders' contingency reserves. Common stock transactions are recorded on a trade date basis.

   The values of common stocks are adjusted for impairments in value deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other than temporary, a direct write-down is recognized as a component of net income as a realized capital loss, and a new cost basis is established using fair value.

                                     FF-7

Notes To Statutory Financial Statements, Continued

d. Mortgage loans

   Mortgage loans are valued at amortized cost net of valuation reserves. The
   Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. Interest income earned on impaired loans is accrued on the net carrying value of the loan based on the loan's effective interest rate; however, interest is not accrued for impaired loans more than 60 days past due. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation reserve is established for the excess of the carrying value of the mortgage loan over its estimated fair value. The estimated fair value is based on the collateral value of the loan. Changes in the valuation reserves for mortgage loans are included in net unrealized capital gains or losses. When an event occurs resulting in an impairment that is other than temporary, a direct write-down is recognized as a component of net income as a realized capital loss and a new cost basis is established. Collateral value is used as the measurement method if foreclosure becomes probable.

e. Policy loans

   Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

f. Real estate

   Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, including capital additions, net of write-downs for other than temporary declines in fair value. Depreciation is calculated using the straight-line method over estimated useful life of real estate, not to exceed 40 years. Depreciation expense is included as a component of net income as net investment income.

   Real estate held for sale is carried at the lower of cost or fair value less estimated selling costs. Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve when the fair value less estimated selling costs is below cost.

   Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure.

   Depreciated cost is adjusted for other than temporary impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment loss being included as a component of net income as a realized capital loss. Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

g. Other investments

   Other investments primarily include investments in derivatives, common stock of unconsolidated subsidiaries and affiliates, partnerships and limited liability companies, and preferred stocks. Preferred stocks in good standing are valued at amortized cost.

   The Company uses derivative financial instruments in the normal course of business to manage investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and short-term investments to economically create temporary investment positions, which are highly liquid and of high quality. These investments perform like bonds and are held to improve the quality and performance of the general account until other suitable investments become available. The Company's derivative strategy employs a variety of instruments, including financial futures, forward commitments, interest rate and currency swaps, equity and asset swaps, options and interest rate caps and floors. Investment risk is assessed on a portfolio basis and derivatives financial instruments are not designated as a hedge with respect to a specific risk; therefore, the criteria for hedge accounting are not met.

   For derivative financial instruments, the fair value is included in other investments on the Statutory Statements of Financial Position. Net amounts receivable and payable are accrued and included in other investments on the
   Statutory Statements of Financial Position.

                                     FF-8

Notes To Statutory Financial Statements, Continued

   Unconsolidated subsidiaries are accounted for using the equity method. The
   Company accounts for the value of its investment in MassMutual Holding
   Company, Inc. ("MMHC") at its underlying GAAP net equity, adjusted for certain non-admitted assets. Net investment income is recorded by the
   Company to the extent that dividends are paid by the subsidiaries.

   Partnerships and limited liability companies ("LLCs") are accounted for using the equity method. When it is probable that the Company will be unable to recover the outstanding carrying value of an investment, an other than temporary impairment is recognized as a component of net income as a realized capital loss for the excess of the carrying value over the estimated fair value. The estimated fair value is determined by evaluating the Company's current equity value in the underlying investment, performed by assessing the partnership or LLC's balance sheet, cash flow and current financial condition.

h. Cash and short-term investments

   The Company considers all highly liquid investments purchased with maturity of twelve months or less to be short-term investments. Short-term investments are carried at amortized cost, which approximates fair value.

i. Accrued investment income

   Accrued investment income consists primarily of interest and dividends.
   Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Due and accrued income is not recorded on:
   (a) unpaid interest on bonds in default; (b) interest on mortgage loans delinquent more than 90 days or where collection of interest is uncertain;
   (c) rent in arrears for more than three months; and (d) policy loan interest due and accrued in excess of cash value.

j. Other assets

   Other assets primarily include the deferred tax asset and outstanding premium.

   Fixed assets are included in other assets at cost less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets.
   Estimated lives range from one to ten years for leasehold improvements and three to ten years for all other fixed assets. Most amortized software and office equipment costs are non-admitted assets.

k. Non-admitted assets

   Assets designated as "non-admitted" by the NAIC include furniture, certain equipment, the prepaid pension plan asset, the interest maintenance reserve
   ("IMR") asset, and certain other receivables, advances and prepayments. Such amounts are excluded from the Statutory Statements of Financial Position by an adjustment to policyholders' contingency reserves.

l. Separate accounts

   Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not available to satisfy liabilities that arise from any other business of the Company.
   Separate account liabilities represent segregated policyholder funds administered and invested by the Company to meet specific investment objectives of the policyholders. The Company receives administrative and investment advisory fees from these accounts.

   Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $22,518 million and $16,045 million at December
   31, 2003 and 2002, respectively, for which the policyholder assumes the investment risk; and guaranteed separate accounts totaling $394 million and
   $372 million at December 31, 2003 and 2002, respectively, for which the
   Company contractually guarantees either a minimum return or minimum account value to the policyholder. Premium income, benefits and expenses of the separate accounts are reported as a component of net income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue to policyholders and, accordingly, are not reported as a component of net income.

                                     FF-9

Notes To Statutory Financial Statements, Continued

m. Policyholders' reserves

   Policyholders' reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the
   Commissioners' Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 2.50% to 6.00%.

   Reserves for individual annuities are based on account value or accepted actuarial methods, principally at interest rates ranging from 2.25% to
   11.25%.

   Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods, and various morbidity tables with assumed interest rates ranging from 3.00%
   to 6.00%.

   Disabled life reserves are generally calculated using actuarially accepted methodology, morbidity tables, and interest rates reflecting estimated future investment yields. Due to a change from an issue-year basis to an incurral-year basis for valuation assumptions, effective January 1, 2002, the Company strengthened disabled life reserves resulting in a $54 million decrease in policyholders' contingency reserves.

   Unpaid disability claim liabilities are established based on the disability payments earned from the last payment date to the valuation date. Claim expense reserves are based on a recent analysis of the unit expenses related to the processing and examination of new and on-going claims.

   Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined based in accordance with NAIC Annual
   Statement Instructions. Traditional life, permanent and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life and corporate owned life insurance products use a formula which applies a weighted average credited rate to the mean account value.

   The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

   The reserve method applied to standard policies is used for the substandard reserve calculations that are based on a substandard mortality rate (a multiple of standard reserve tables).

   The Company had $29,867 million and $24,197 million of insurance in force at
   December 31, 2003 and 2002, respectively, for which the gross premium is less than the net premium according to the standard valuation set by the
   Division.

   Guaranteed minimum death benefit ("GMDB") reserves on certain variable universal life and variable individual annuity products are also established by the Company. These reserves are largely a function of historical separate account returns, assumptions regarding future separate account returns, as well as the contractual provisions of the issued GMDBs. During 2003, the
   Company reflected an amendment to Actuarial Guideline XXXIV related to GMDB reserves. There was no significant impact on the required reserves for
   GMDBs. The GMDB reserve balances at December 31, 2003 and 2002 were $5 million and $8 million, respectively.

   During 2002, the Company reflected Actuarial Guidelines XXXVII and XXXVIII related to reserves on certain universal life policies issued prior to
   December 31, 2001, resulting in a $3 million decrease in policyholders'
   contingency reserves.

   All policy liabilities and accruals are based on the various estimates discussed above. Management believes that policy liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future obligations of policies and contracts in force.

n. Deposit fund balances

   Reserves for funding agreements, guaranteed investment contracts, deposit administration, supplemental contracts, and immediate participation guarantee contracts are based on account value or accepted actuarial methods, principally at interest rates ranging from 2.25% to 11.25%.

                                     FF-10

Notes To Statutory Financial Statements, Continued

o. Policyholders' dividends

   Policyholders' dividends to be paid in the following year are approved annually by the Company's Board of Directors. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders' contingency reserves and consider, among other factors, investment returns, mortality and morbidity experience, expenses and income tax charges. Policyholders' dividends payable represents the estimated amount of earned dividends due to policyholders at December 31, 2003 and
   2002. Policyholders' dividends are recorded as a component of net income.

p. Asset valuation reserves

   The Company maintains an asset valuation reserve ("AVR"). The AVR is a contingency reserve to offset potential credit-related losses of stocks, as well as declines in the value of bonds, mortgage loans, real estate investments, partnerships and LLCs.

q. Other liabilities

   Other liabilities primarily include reverse repurchase agreements, collateral held on derivative contracts, due and accrued expenses, and amounts held for agents.

   Reverse repurchase agreements are accounted for as collateralized borrowings and are included in other liabilities on the Statutory Statements of
   Financial Position. The underlying securities are accounted for as an investment by the Company, while the proceeds from the sale of the securities are recorded as a liability. The difference between the proceeds and the amount at which the securities will be subsequently reacquired is reported as interest expense.

r. Policyholders' contingency reserves

   Policyholders' contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

s. Participating contracts

   Participating contracts issued by the Company represented approximately 66%
   of the Company's policyholders' reserves and deposit fund balances as of
   December 31, 2003.

t. Reinsurance

   The Company enters into reinsurance agreements with other insurance companies in the normal course of business in order to limit its insurance risk. Assets and liabilities related to reinsurance ceded are reported on a net basis. Premium income, benefits to policyholders, and policyholders'
   reserves are stated net of reinsurance. Reinsurance premium income, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains primarily liable to the insured for the payment of the benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. The Company also assumes insurance risk through reinsurance agreements with its subsidiaries. See Note 9 for additional information on reinsurance agreements with subsidiaries.

u. Premium and related expense recognition

   Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized when received.
   Disability income premium is recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a component of net income in benefits and expenses.

v. Realized and unrealized capital gains and losses

   Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the IMR and gains and losses of the separate accounts.
   Realized capital gains and losses are recognized in net income and are determined using the specific

                                     FF-11

Notes To Statutory Financial Statements, Continued

   identification method. Net realized after-tax capital losses of $53 million in 2003, $44 million in 2002, and net realized after-tax capital gains of $3 million in 2001 were deferred into the IMR.

   The IMR defers all interest-related, after-tax, realized capital gains and losses. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset.
   Amortization of the IMR amounted to $117 million, $56 million and $31 million in 2003, 2002 and 2001, respectively.

   Unrealized capital gains and losses are recorded as a change in policyholders' contingency reserves.

3. NEW ACCOUNTING STANDARDS

   In December 2003, the Company adopted Statement of Statutory Accounting
   Principles No. 89 "Accounting for Pensions" ("SSAP No. 89"). SSAP No. 89
   supercedes SSAP No. 8 "Pensions." SSAP No. 89 clarifies that changes in the minimum pension liability are to be recorded as a component of policyholders' contingency reserves and not as a component of net income.
   Adoption of SSAP No. 89 did not have an impact upon the Company's policyholders' contingency reserves.

   On January 1, 2003, the Company adopted SSAP No. 86. SSAP No. 86 supercedes
   SSAP No. 31 and establishes statutory accounting principles for derivative instruments and hedging, income generation, and replication (synthetic asset) transactions using selected concepts outlined in Financial Accounting
   Standards Board Statement No. 133, "Accounting for Derivative Instruments
   and Hedging Activities." SSAP No. 86 requires that derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge shall be valued and reported in a manner that is consistent with the hedged asset or liability. SSAP No. 86 also requires that derivative instruments used in the hedging transactions that do no meet or no longer meet the criteria of an effective hedge shall be accounted for at fair value and the changes in fair value shall be recorded as unrealized capital gains or losses. SSAP No. 86 is effective for derivative transactions entered into or modified on or after January 1, 2003. For derivative contracts entered into prior to January 1, 2003, insurers could choose to either follow SSAP
   No. 31 or apply the provisions of SSAP No. 86 to all of its open derivative positions as of January 1, 2003. The Company elected to apply the provisions of SSAP No. 86 to all of its open derivative positions as of January 1,
   2003. Adoption of SSAP No. 86 by the Company changes the reporting of derivatives mark-to-market that do not qualify for hedge accounting from realized capital gains and losses to unrealized capital gains and losses with no impact on policyholders' contingency reserves. Accordingly, the
   Company reports the change in market value of its open derivative contracts for the year ended December 31, 2003 of $90 million as a change in net unrealized capital losses on the Statutory Statement of Changes in
   Policyholders' Contingency Reserves and for the years ended December 31,
   2002 and 2001 of $934 million and $275 million, respectively, as a component of net income as net realized capital gains.

   On January 1, 2001, Codification became effective and was adopted by the
   Company. Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. The cumulative effect of this change in statutory accounting principles on policyholders' contingency reserves of $981 million was principally due to changes in deferred income taxes and derivatives mark-to-market.

                                     FF-12

Notes To Statutory Financial Statements, Continued

4. INVESTMENTS

   The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

a. Bonds

   The carrying value and estimated fair value of bonds were as follows:

                                                                       December 31, 2003
                                                            ----------------------------------------
                                                                       Gross      Gross    Estimated
                                                            Carrying Unrealized Unrealized   Fair
                                                             Value     Gains      Losses     Value
                                                             -----     -----      ------     -----
                                                                         (In Millions)
U.S. Treasury securities and obligations of U.S. government
 corporations and agencies                                  $ 6,707    $  237      $107     $ 6,837
Debt securities issued by foreign governments                   120        28         -         148
Asset-backed securities                                       1,639        62        10       1,691
Mortgage-backed securities                                    4,330       165        18       4,477
State and local governments                                     101         7         2         106
Corporate debt securities                                    16,117     1,269       100      17,286
Utilities                                                     1,163       102         5       1,260
Affiliates                                                    2,390        26         3       2,413
                                                            -------    ------      ----     -------
                                                            $32,567    $1,896      $245     $34,218
                                                            =======    ======      ====     =======

                                                                       December 31, 2002
                                                            ----------------------------------------
                                                                       Gross      Gross    Estimated
                                                            Carrying Unrealized Unrealized   Fair
                                                             Value     Gains      Losses     Value
                                                             -----     -----      ------     -----
                                                                         (In Millions)
U.S. Treasury securities and obligations of U.S. government
 corporations and agencies                                  $ 3,781    $  396      $  8     $ 4,169
Debt securities issued by foreign governments                    26         2         -          28
Asset-backed securities                                         518        37        15         540
Mortgage-backed securities                                    4,514       308         3       4,819
State and local governments                                      67        13         -          80
Corporate debt securities                                    15,281     1,476       146      16,611
Utilities                                                       978        93        14       1,057
Affiliates                                                    2,617        24         5       2,636
                                                            -------    ------      ----     -------
                                                            $27,782    $2,349      $191     $29,940
                                                            =======    ======      ====     =======

                                     FF-13

Notes To Statutory Financial Statements, Continued

   The following table summarizes carrying value and estimated fair value of bonds at December 31, 2003 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

                                                                   Estimated
                                                          Carrying   Fair
                                                           Value     Value
                                                           -----     -----
                                                            (In Millions)
    Due in one year or less                               $   740   $   755
    Due after one year through five years                   7,196     7,622
    Due after five years through ten years                  9,710    10,443
    Due after ten years                                     5,771     5,969
                                                          -------   -------
                                                           23,417    24,789
    Asset and mortgage-backed securities, and obligations
     of U.S. government corporations and agencies           9,150     9,429
                                                          -------   -------
                                                          $32,567   $34,218
                                                          =======   =======

       The purchases, sales and maturities, and gain/loss activity of bonds were as follows:

                                                      Years Ended December 31,
                                                      ------------------------
                                                       2003      2002    2001
                                                       ----      ----    ----
                                                          (In Millions)
    Cost of investments acquired                      $15,909   $11,141 $9,551
    Proceeds from investments sold, matured or repaid  11,087     9,898  8,138
    Gross realized capital gains                          195        96     76
    Gross realized capital losses                         222       273    152

   Portions of realized capital gains and losses were deferred into the IMR.
   Other than temporary impairments on bonds during the years ended December
   31, 2003, 2002 and 2001 were $157 million, $187 million and $110 million, respectively, and were recorded as a component of net income as a realized capital loss.

   The Company reviews and monitors its investments on an ongoing basis. Many factors are taken into consideration when determining whether an investment's loss should be considered other than temporary. Some of these factors include: the magnitude and duration of the loss associated with the investment, the state of the issuer's financial condition and the issuer's continued satisfaction of the securities' obligations. The Company considers the following guideline in the evaluation of the magnitude and duration of a loss: fixed maturity investments that have a fair value of 80% or less of book value for six months or greater. Through the Company's comprehensive evaluation, management concluded that the fixed maturities related to the unrealized losses do not substantiate an other than temporary designation.
   Of the $289 million in unrealized losses, $56 million are related to unrealized losses of 12 months or longer.

   The Company is not exposed to any significant credit concentration risk of a single or group non-governmental issue.

b. Common stocks

   The cost and carrying value of common stocks were as follows:

                                              December 31,
                                              ------------
                                              2003   2002
                                              ----   ----
                                              (In Millions)
                      Cost                    $538   $653
                      Gross unrealized gains   225     93
                      Gross unrealized losses  (30)   (97)
                                              ----   ----
                      Carrying value          $733   $649
                                              ====   ====

                                     FF-14

Notes To Statutory Financial Statements, Continued

   The purchases, sales, and gain/loss activity of common stocks were as follows:

                                                Years Ended December 31,
                                                ------------------------
                                                2003     2002    2001
                                                ----     ----    ----
                                                (In Millions)
                 Cost of investments acquired   $362     $619    $453
                 Proceeds from investments sold  466      413     554
                 Gross realized capital gains     91       59      49
                 Gross realized capital losses    44       87      45

   Other than temporary impairments on common stocks were $26 million, $26 million and $4 million during the years ended December 31, 2003, 2002 and
   2001, respectively, and were recorded as a component of net income as a realized capital loss.

   The Company reviews and monitors its investments on an ongoing basis. Many factors are taken into consideration when determining whether an investment's loss should be considered other than temporary. Some of these factors include: the magnitude and duration of the loss associated with the investment, the state of the issuer's financial condition. The Company considers the following guideline in the evaluation of the magnitude and duration of a loss: equity securities that have a fair value of 70% or less of book value for twelve months. Through the Company's comprehensive evaluation, management concluded that the equities related to the unrealized losses do not substantiate an other than temporary designation. Of the $30 million in unrealized losses, $24 million are related to unrealized losses
   12 months or longer.

   The Company is not exposed to any significant concentration risk.

c. Mortgage loans

   Mortgage loans, comprised primarily of commercial mortgage loans, were
   $7,643 million and $7,048 million, net of valuation reserves of $17 million and $14 million, at December 31, 2003 and 2002, respectively. The Company's mortgage loans primarily finance various types of commercial properties throughout the United States. There were no other than temporary impairments recorded for the years ended December 31, 2003, 2002 and 2001. Two restructured loans at December 31, 2003 and 2002 had no carrying value.

   At December 31, 2003, scheduled mortgage loan maturities, net of valuation reserves, were as follows:

                                              (In Millions)
                    2004                         $  271
                    2005                            670
                    2006                            808
                    2007                            414
                    2008                            546
                    Thereafter                    3,286
                                                 ------
                    Commercial mortgage loans     5,995
                    Mortgage loan pools           1,648
                                                 ------
                    Total mortgage loans         $7,643
                                                 ======

   The Company invests in mortgage loans collateralized principally by commercial real estate. During 2003, commercial mortgage loan lending rates ranged from 2.4% to 8.9%, and mezzanine loan lending rates ranged from 10.0%
   to 10.5%.

                                     FF-15

Notes To Statutory Financial Statements, Continued

   The purchases, sales and maturities, and gain/loss activity of mortgage loans were as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                        2003     2002    2001
                                                        ----     ----    ----
                                                          (In Millions)
     Cost of investments acquired                      $2,070   $1,456  $1,872
     Proceeds from investments sold, matured or repaid  1,504    1,335   1,885
     Gross realized capital gains                           2        5      16
     Gross realized capital losses                          4        4       7

   The maximum percentage of any one loan to the value of security at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 81% and 84% at December 31, 2003 and 2002, respectively. The maximum percentage of any one mezzanine loan to the value of security at the time the loan was originated was 96% and 98% at December
   31, 2003 and 2002, respectively.

   The geographic distributions of the mortgage loans were as follows:

                                                 December 31,
                                                 ------------
                                                  2003   2002
                                                  ----   ----
                                                 (In Millions)
                  California                     $1,128 $1,100
                  Texas                             569    579
                  Massachusetts                     465    319
                  New York                          351    354
                  Illinois                          340    384
                  Florida                           257    331
                  All other states and countries  2,885  2,679
                                                 ------ ------
                  Commercial mortgage loans       5,995  5,746
                  Mortgage loan pools             1,648  1,302
                                                 ------ ------
                  Total mortgage loans           $7,643 $7,048
                                                 ====== ======

d. Real estate

   The carrying value of real estate was as follows:

                                                     December 31,
                                                     ------------
                                                     2003    2002
                                                     ----    ----
                                                     (In Millions)
             Held for the production of income      $1,622  $1,613
             Encumbrances                              (35)    (43)
                                                    ------  ------
             Held for the production of income, net  1,587   1,570
                                                    ------  ------

             Held for sale                             210     201
             Valuation reserves                         (5)     (3)
                                                    ------  ------
             Held for sale, net                        205     198
                                                    ------  ------

             Occupied by the Company                   180     176
             Accumulated depreciation                 (105)   (100)
                                                    ------  ------
             Occupied by the Company, net               75      76
                                                    ------  ------

             Total real estate                      $1,867  $1,844
                                                    ======  ======

   The carrying value of non-income producing real estate was $111 million and
   $91 million at December 31, 2003 and 2002, respectively. The Company is not exposed to any significant concentrations of risk in its real estate portfolio.

                                     FF-16

Notes To Statutory Financial Statements, Continued

   Depreciation on investment real estate was $107 million, $102 million and
   $79 million for the years ended December 31, 2003, 2002 and 2001, respectively.

   The purchases and sales of real estate investments were as follows:

                                                Years Ended December 31,
                                                ------------------------
                                                2003     2002    2001
                                                ----     ----    ----
                                                (In Millions)
                 Cost of investments acquired   $378     $229    $209
                 Proceeds from investments sold  197      325     179
                 Gross realized capital gains     13      122      49
                 Gross realized capital losses     4        4      10

   Other than temporary impairments on real estate for the years ended December
   31, 2003 and 2002 were less than $1 million and were recorded as a component of net income as a realized capital loss. There were no other than temporary impairments recorded for the year ended December 31, 2001.

e. Other investments

   Investments in partnerships and LLCs were $1,402 million and $1,194 million at December 31, 2003 and 2002, respectively. Other than temporary impairments of partnerships and LLCs for the years ended December 31, 2003,
   2002 and 2001 were $32 million, $37 million and $4 million, respectively, and were included as a component of net income as a realized capital loss.
   Net investment income of partnerships and LLCs was $122 million, $55 million and $43 million for the years ended December 31, 2003, 2002 and 2001, respectively.

   The purchases, sales and gain/loss activity of partnerships and LLCs were as follows:

                                                     Years Ended December 31,
                                                     ------------------------
                                                     2003     2002    2001
                                                     ----     ----    ----
                                                     (In Millions)
            Cost of investments acquired             $414     $284    $253
            Proceeds from investments sold or repaid  270      292     273
            Gross realized capital gains               24       11      17
            Gross realized capital losses              33       38      43

f. Short-term investments

   The carrying value of short-term investments was as follows:

                                                          December 31,
                                                          ------------
                                                           2003   2002
                                                           ----   ----
                                                          (In Millions)
        U. S. Treasury securities and obligations of U.S.
          government corporations and agencies            $4,419 $5,229
        Corporate debt securities                          1,798  2,787
        Utilities                                            131     33
                                                          ------ ------
        Total                                             $6,348 $8,049
                                                          ====== ======

                                     FF-17

Notes To Statutory Financial Statements, Continued

g. Net realized capital gains and losses

   Net realized capital gains and losses were comprised of the following:

                                                           Years Ended December 31,
                                                           ------------------------
                                                            2003     2002    2001
                                                            ----     ----    ----
                                                              (In Millions)
Bonds                                                      $ (27)   $(177)  $ (76)
Common stocks                                                 47      (28)      4
Mortgage loans                                                (2)       1       9
Real estate                                                    9      118      39
Closed derivatives                                          (214)     (88)    (58)
Other investments                                            (56)    (149)    (41)
Federal and state taxes                                        -        9     (26)
                                                            -----   -----   -----
Subtotal                                                    (243)    (314)   (149)
Derivatives mark-to-market                                     -      934     275
                                                            -----   -----   -----
Net realized capital (losses) gains before deferral to IMR  (243)     620     126
                                                            -----   -----   -----

Losses (gains) deferred to IMR                                82       66      (4)
Less: taxes on net deferred (losses) gains                   (29)     (22)      1
                                                            -----   -----   -----
Net loss (gain) deferred to IMR                               53       44      (3)
                                                            -----   -----   -----

Total net realized capital (losses) gains                  $(190)   $ 664   $ 123
                                                            =====   =====   =====

h. Reverse repurchase agreements

   As of December 31, 2003 and 2002, the Company had reverse repurchase agreements outstanding with total carrying values of $188 million and $205 million, respectively. The maturities of these agreements range from January
   6, 2004 through March 10, 2004, while the interest rates range from 1.11% to
   1.38%. The outstanding amount at December 31, 2003 was collateralized by bonds with a fair value of $192 million.

5. PORTFOLIO RISK MANAGEMENT

   The Company uses derivative financial instruments in the normal course of business to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and short-term investments to economically create temporary investment positions, which are highly liquid and of high quality. These investments perform like bonds and are held to improve the quality and performance of the general account until other suitable investments become available. The Company's derivative hedging strategy employs a variety of instruments, including interest rate and currency swaps, options, interest rate caps and floors, forward commitments, asset and equity swaps, and financial futures. Investment risk is assessed on a portfolio basis and derivative financial instruments are not designated as a hedge with respect to a specific risk; therefore, the criteria for hedge accounting are not met.

   Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed interest payments calculated by reference to an agreed-upon notional principal amount.

   Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company utilizes currency swaps for the purpose of managing currency exchange risks that are mainly related to funding agreements.

   Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The
   Company's option contracts have terms of up to fifteen years.

   The Company utilizes certain other agreements including forward commitments, and asset and equity swaps to reduce exposures to various risks. The Company enters into forward U.S. Treasury, Government National Mortgage Association,
   Federal National Mortgage Association and other commitments for the purpose of managing interest rate exposure.

                                     FF-18

Notes To Statutory Financial Statements, Continued

   Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount.

   The Company enters into financial futures contracts for the purpose of managing interest rate exposure. The Company's futures contracts are exchange traded with minimal credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

   The Company's principal market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. Counterparties to derivative financial instruments expose the Company to credit-related losses in the event of nonperformance.
   In many instances, the Company enters into agreements with the counterparties which allow for contracts in a positive position, where the
   Company is due amounts, to be offset by contracts in a negative position.
   This right of offset combined with collateral obtained from counterparties reduces the Company's exposure. As of December 31, 2003 and 2002, the
   Company obtained collateral of $1,579 million and $1,443 million, respectively. The amounts at risk, in a net gain position, net of offsets and collateral, were $181 million and $330 million at December 31, 2003 and
   2002, respectively. The Company monitors exposure to ensure counterparties are credit-worthy and the concentration of exposure is minimized.

   The following table summarizes the carrying value, fair value and notional amount of the Company's derivative financial instruments:

                                                     December 31, 2003
                                                     -----------------
                                                  Carrying Fair   Notional
                                                   Value   Value   Amount
                                                   -----   -----   ------
                                                       (In Millions)
      Interest rate swaps                          $1,216  $1,216 $27,321
      Currency swaps                                  261     261   1,197
      Options                                         102     102   5,175
      Forward commitments, equity and asset swaps      29      29   3,183
      Interest rate caps & floors                      10      10   1,000
      Financial futures - short positions               -       -     549
                                                   ------  ------ -------
      Total                                        $1,618  $1,618 $38,425
                                                   ======  ====== =======

                                                     December 31, 2002
                                                     -----------------
                                                  Carrying Fair   Notional
                                                   Value   Value   Amount
                                                   -----   -----   ------
                                                       (In Millions)
      Interest rate swaps                          $1,262  $1,262 $21,927
      Currency swaps                                  230     230   1,112
      Options                                         139     139   9,275
      Forward commitments, equity and asset swaps      60      60   4,122
      Interest rate caps & floors                      22      22   1,000
      Financial futures - short positions               -       -     425
      Financial futures - long positions                -       -     889
                                                   ------  ------ -------
      Total                                        $1,713  $1,713 $38,750
                                                   ======  ====== =======

   Notional amounts do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

   Net investment income on derivative instruments was $451 million, $396 million, and $171 million for the years ended December 31, 2003, 2002 and
   2001, respectively.

                                     FF-19

Notes To Statutory Financial Statements, Continued

6. FAIR VALUE OF FINANCIAL INSTRUMENTS

   Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow.
   Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures may not represent the amount that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

   The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

   Bonds and stocks: Estimated fair value of bonds and stocks is based on values provided by the NAIC's Securities Valuation Office ("SVO") when available. If SVO values are not available, quoted market values provided by other third party organizations are used. If quoted market values are unavailable, fair value is determined by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments.

   Mortgage loans: The fair value of mortgage loans is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

   Policy loans, cash and short-term investments: Estimated fair value for these instruments approximates the carrying amounts reported in the
   Statutory Statements of Financial Position.

   Derivative financial instruments: Estimated fair value for these instruments is based upon quotations obtained from independent sources.

   Investment-type insurance contracts and funding agreements: The estimated fair value is determined by discounting future cash flows at current market rates.

   The following table summarizes the Company's financial instruments:

                                                     December 31,
                                                     ------------
                                                2003               2002
                                         ------------------ ------------------
                                                  Estimated          Estimated
                                         Carrying   Fair    Carrying   Fair
                                          Value     Value    Value     Value
                                          -----     -----    -----     -----
                                                     (In Millions)
  Financial assets:
    Bonds                                $32,567   $34,218  $27,782   $29,940
    Common stocks                            733       733      649       649
    Preferred stocks                         234       250      219       223
    Mortgage loans                         7,643     8,152    7,048     7,755
    Policy loans                           6,564     6,564    6,253     6,253
    Derivative financial instruments       1,618     1,618    1,713     1,713
    Cash and short-term investments        6,535     6,535    8,178     8,178
  Financial liabilities:
    Funding agreements                     3,405     3,511    2,705     2,829
    Investment-type insurance contracts   10,298    10,293    9,982     9,991

7. FIXED ASSETS

   The company has fixed assets, comprised primarily of internally developed software, operating software, EDP equipment, office equipment, and furniture. Fixed assets amounted to $165 million and $200 million, net of accumulated depreciation of $230 million and $189 million, at December 31,
   2003 and 2002, respectively. Depreciation expense on fixed assets for the years ended December 31, 2003, 2002 and 2001 was $63 million, $55 million, and $33 million, respectively.

                                     FF-20

Notes To Statutory Financial Statements, Continued

8. SURPLUS NOTES

   Surplus notes of $250 million at 5.625% due in 2033, $100 million at 7.500%
   due in 2024 and $250 million at 7.625% due in 2023, were issued by the
   Company in 2003, 1994, and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts
   General Laws. These surplus notes are held by bank custodians for unaffiliated investors. Issuance was approved by the Division.

   All payments of interest and principal are subject to the prior approval of the Division. Anticipated sinking fund payments are due as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023, and $50 million in 2024. There are no sinking fund requirements for the note issued in 2003.

   Interest on the notes issued in 1994 is paid on March 1 and September 1 of each year to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 2003 and 1993 is paid on May
   15 and November 15 of each year to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Division. Interest of $34 million, $27 million and $27 million was approved and paid in 2003, 2002, and 2001, respectively.

9. RELATED PARTY TRANSACTIONS

   The Company has management and service contracts and cost sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts and arrangements related to subsidiaries and affiliates were $155 million, $194 million and
   $208 million for 2003, 2002, and 2001, respectively. The majority of these fees were from C.M. Life Insurance Company ("C.M. Life"), which accounted for $121 million in 2003, $162 million in 2002, and $172 million in 2001.

   Various unconsolidated subsidiaries and affiliates, including David L.
   Babson & Company, Inc. ("David L. Babson"), a subsidiary of DLB Acquisition
   Corporation, provide investment advisory services for the Company. Total fees for such services were $132 million, $116 million and $101 million for
   2003, 2002 and 2001, respectively. In addition, an unconsolidated subsidiary provides administrative services for employee benefit plans to the Company.
   Total fees for such services were $8 million, $9 million and $9 million for
   2003, 2002 and 2001, respectively.

   In 2003, the Company entered into a modified coinsurance agreement with its affiliate, MassMutual Life Insurance Company of Japan ("MassMutual Japan")
   on certain life insurance products. In 2003, the Company assumed premium of
   $41 million. Fees and other income include a $40 million expense allowance.
   Total policyholders' benefits assumed were $12 million. A modified coinsurance adjustment of $17 million was paid to MassMutual Japan in 2003.

   The Company has reinsurance agreements with its subsidiaries, C.M. Life and
   MML Bay State Life Insurance Company ("Bay State"), including stop-loss and modified coinsurance agreements on life insurance products. Total premium assumed on these agreements were $239 million in 2003, $153 million in 2002 and $410 million in 2001. Fees and other income include a $104 million, $98 million and $53 million expense allowance in 2003, 2002 and 2001, respectively. Total policyholders' benefits incurred on these agreements were $62 million in 2003, $46 million in 2002 and $50 million in 2001. A modified coinsurance adjustment of $37 million was received from Bay State and C.M. Life both in 2003 and 2002, whereas net modified coinsurance adjustments of $296 million were paid to certain unconsolidated subsidiaries in 2001. In 2003 and 2002, experience refunds of $16 million and $6 million were received from Bay State and C.M. Life whereas in 2001, an experience refund of $3 million was received from C.M. Life.

   The Company participates in variable annuity exchange programs with its subsidiary, C.M. Life, whereby certain Company variable annuity contractholders can make a non-taxable exchange of their contract for an enhanced C.M. Life variable annuity contract. Surrender benefits, related to these exchange programs, were $117 million, $256 million and $296 million in
   2003, 2002 and 2001, respectively. The Company has an agreement with C.M.
   Life to compensate the Company for the lost revenue associated with the exchange of these contracts. As a result of these exchanges, the Company had commissions receivable of $1 million and $5 million recorded as of December
   31, 2003 and 2002, respectively and received commissions of $9 million, $5 million and $15 million from C.M. Life for the years ended December 31,
   2003, 2002 and 2001, respectively.

                                     FF-21

Notes To Statutory Financial Statements, Continued

   The Company has outstanding amounts due to affiliates David L. Babson of $16 million at 4.7% and Cornerstone Real Estate Advisers, Inc. of $3 million at
   5.0%. The amounts are due in 2008 and 2007, respectively, but early repayment may be made at the option of the Company. Both are payable semi-annually in arrears. Through December 31, 2003, interest accrued and paid was less than $1 million.

10.INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

   The Company has two primary domestic life insurance subsidiaries, C.M. Life, a direct subsidiary which primarily writes variable annuities and universal life insurance, and Bay State, an indirectly-owned subsidiary which primarily writes variable life and corporate owned life insurance business.

   The Company's wholly-owned subsidiary, MassMutual Holding Company, Inc.
   ("MMHC"), owns subsidiaries which include retail and institutional asset management, registered broker dealer, and international life and annuity operations.

   During 2003, 2002 and 2001, the Company received $150 million, $100 million and $155 million, respectively, in dividends from such subsidiaries.
   Operating results, less dividends declared, for such subsidiaries are reflected as net unrealized capital gains in the Statutory Statements of
   Changes in Policyholders' Contingency Reserves. The Company holds debt issued by MMHC and its subsidiaries of $2,270 million and $2,452 million at
   December 31, 2003 and 2002, respectively. The Company recorded interest of
   $132 million, $120 million and $138 million in 2003, 2002 and 2001, respectively.

   During 2003, 2002 and 2001, the Company contributed additional paid-in capital of $256 million, $255 million, and $208 million, respectively, to unconsolidated subsidiaries, principally C.M. Life and MMHC.

   Summarized below is statutory financial information for the unconsolidated domestic life insurance subsidiaries as of December 31 and for the years then ended:

                                       2003    2002    2001
                                       ----    ----    ----
                                          (In Millions)
                    Total revenue     $ 1,926 $2,314  $2,187
                    Net income (loss)     105    (16)      4
                    Assets             11,690  9,994   9,344
                    Liabilities        11,081  9,446   8,963

   Summarized below is GAAP financial information for other unconsolidated subsidiaries as of December 31 and for the years then ended:

                                    2003    2002    2001
                                    ----    ----    ----
                                        (In Millions)
                     Total revenue $ 3,230 $ 3,026 $ 2,443
                     Net income        274      22      61
                     Assets         14,824  12,924  11,770
                     Liabilities    13,557  12,055  10,891

11.BENEFIT PLANS

   The Company provides multiple benefit plans including retirement plans and life and health benefits, to employees, certain employees of unconsolidated subsidiaries, agents and retirees.

   Pension and savings plan

   The Company has funded and unfunded non-contributory defined benefit pension plans. The plans cover substantially all employees and agents. For some participants, benefits are based on the greater of a formula based on either final average earnings and length of service or the cash balance formula.
   For other participants, benefits are based only on an account balance that takes into consideration age, service and salary during their careers.

   As permitted by the Division, a portion of the prepaid pension asset of the
   Company, prior to December 31, 2003, was allowed as an admitted asset. The
   Company recognized a plan asset of $128 million at December 31, 2002. At
   December 31,

                                     FF-22

Notes To Statutory Financial Statements, Continued

   2003, the prepaid pension asset was non-admitted. Pension plan assets are invested in group annuity contracts which invest in the Company's general and separate accounts.

   The Company's policy is to fund pension costs in accordance with the
   Employee Retirement Income Security Act of 1974. The Company contributed $48 million for the year ended December 31, 2003. No funding was made for the years ended December 31, 2002 and 2001.

   The Company sponsors funded and unfunded defined contribution plans for substantially all of its employees and agents. The Company contributes to the funded plan by matching participant contributions up to three percent of pay, within certain limits, based on years of service and the financial results of the Company each year. Company contributions, and any related earnings, are vested based on years of service using a graduated vesting schedule with full vesting after three years of service.

   The matching contributions by the Company were $18 million, $15 million and
   $15 million for the years ended December 31, 2003, 2002 and 2001, respectively, and are included as a component of net income as operating expenses.

   The Company also maintains a money purchase pension plan for agents, which was frozen in 2001.

   Other postretirement benefits

   The Company provides certain life insurance and health care benefits ("other postretirement benefits") for its retired employees and agents, and their beneficiaries and dependents. The health care plan is contributory; the basic life insurance plan is non-contributory. Substantially all of the
   Company's employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as considered necessary by the Company's management. The postretirement health care plans include a limit on the Company's share of costs for recent and future retirees.

   The initial transition obligation of $138 million is being amortized over twenty years through 2012. At December 31, 2003 and 2002, the net unfunded accumulated benefit obligation was $266 million and $245 million, respectively, for employees and agents eligible to retire or currently retired and $37 million and $32 million, respectively, for participants not eligible to retire.

   On December 8, 2003, the Medicare Prescription Drug, Improvement and
   Modernize Act of 2003 was enacted that expands Medicare, primarily by adding a prescription drug benefit for Medicare-eligible retirees starting in 2006.
   The retiree medical obligations and costs reported in these financial statements do not yet reflect the impact of those new Medicare benefits. By
   2006, the Company expects to modify its retiree medical plans to adapt to the new Medicare prescription drug program. As a result of the additional federal subsidies for retiree prescription drug costs, the Company anticipates that its overall obligations and costs will be lower once those modifications are reflected.

                                     FF-23

Notes To Statutory Financial Statements, Continued

   In 2003, prepaid benefit costs are non-admitted. In 2002, prepaid benefit costs are included in other assets. Accrued benefit costs are included in other liabilities in the Company's Statutory Statements of Financial
   Position. The status of these plans as of September 30, adjusted for fourth-quarter activity is summarized below:

                                                                         Pension     Other Postretirement
                                                                         Benefits      Benefits
                                                                      -------------  -------------------
                                                                       2003    2002   2003       2002
                                                                       ----    ----   ----       ----
                                                                             (In Millions)
Change in benefit obligation:
  Benefit obligation at beginning of year                             $  986  $ 855  $ 261      $ 223
  Service cost                                                            27     25      5          6
  Interest cost                                                           65     60     17         16
  Contribution by plan participants                                        -      -      5          6
  Actuarial gain                                                          11     20     14         31
  Benefits paid                                                          (58)   (52)   (20)       (21)
  Plan amendments                                                          -      1      -          -
  Business combinations, divestitures, curtailments, settlements and
   special termination benefits                                            -      -      -          -
  Change in actuarial assumption                                          95     77      -          -
  Benefit obligation at end of year                                   $1,126  $ 986  $ 282      $ 261
                                                                      ======  =====    =====     =====
Change in plan assets:
  Fair value of plan assets at beginning of year                      $  846  $ 928  $  16      $  17
  Actual return on plan assets                                           115    (42)     -          -
  Employer contribution                                                   61     12     15         14
  Benefits paid                                                          (58)   (52)   (20)       (21)
  Contributions by plan participants                                       -      -      5          6
  Business combinations, divestitures and settlements                      -      -      -          -
                                                                      ------  -----    -----     -----
  Fair value of plan assets at end of year                            $  964  $ 846  $  16      $  16
                                                                      ======  =====    =====     =====
  Funded status of the plan                                           $ (162) $(140) $(266)     $(245)
  Unrecognized net loss                                                  487    434     60         44
  Remaining net obligation at initial date of application                  8      9     48         53
  Effect of fourth quarter activity                                        3      1      6          4
                                                                      ------  -----    -----     -----
  Prepaid assets (accrued liabilities)                                   336    304  $(152)     $(144)
                                                                                       =====     =====
  Less assets non-admitted                                              (475)  (312)
                                                                      ------  -----
  Net amount recognized                                               $ (139) $  (8)
                                                                      ======  =====
Benefit obligation for non-vested employees                           $   24  $  20  $  37      $  32
                                                                      ======  =====    =====     =====

                                     FF-24

Notes To Statutory Financial Statements, Continued

   Net periodic (benefit) cost is included in operating expenses on the
   Statutory Statements of Income for the years ended December 31, 2003 and
   2002 and contains the following components:

                                                                         Pension    Other Postretirement
                                                                        Benefits      Benefits
                                                                        --------      --------
                                                                       2003   2002   2003       2002
                                                                       ----   ----   ----       ----
                                                                             (In Millions)
Components of net periodic (benefit) cost:
  Service cost                                                        $  27  $  25  $   6      $   6
  Interest cost                                                          65     60     17         16
  Expected return on plan assets                                        (79)   (82)    (1)        (1)
  Amortization of unrecognized transition obligation                      1      -      5          5
  Amount of recognized (gains) and losses                                12      1      1          -
                                                                      -----  -----    -----     -----
  Total net periodic (benefit) cost                                   $  26  $   4  $  28      $  26
                                                                      =====  =====    =====     =====
Amounts recognized in the Statutory Statements of Financial Position:
  Prepaid pension plan asset                                          $ 467  $ 431  $   -      $   -
  Intangible assets                                                       8      9      -          -
  Less assets non-admitted                                              475    312      -          -
                                                                      -----  -----    -----     -----
  Net prepaid pension plan asset                                          -    128      -          -
  Accrued benefit liability                                            (173)  (154)  (152)      (144)
  Policyholders' contingency reserves                                    34     18      -          -
                                                                      -----  -----    -----     -----
  Net amount recognized                                               $(139) $  (8) $(152)     $(144)
                                                                      =====  =====    =====     =====

   The assumptions at September 30, 2003 and 2002 used by the Company to calculate the benefit obligations as of those dates and to determine the benefit costs in the subsequent plan year are as follows:

                                                                         Pension   Other Postretirement
                                                                        Benefits     Benefits
                                                                        --------     --------
                                                                       2003  2002  2003       2002
                                                                       ----  ----  ----       ----
Discount rate                                                          6.00% 6.75% 6.00%      6.75%
Increase in future compensation levels                                 4.00% 4.00% 4.00%      5.00%
Long-term rate of return on assets                                     8.00% 8.00% 6.00%      6.75%
Health care cost trend rate                                                -     - 9.00%     10.00%
Ultimate health care cost trend rate after gradual decrease until 2007     -     - 5.00%      5.00%

   A one percent increase in the annual assumed inflation rate of medical costs would increase the 2003 accumulated post retirement benefit liability and benefit expense by $18 million and $1 million, respectively. A one percent decrease in the annual assumed inflation rate of medical costs would decrease the 2003 accumulated post retirement benefit liability and benefit expense by $16 million and $1 million, respectively.

   The net expense charged to operations for all employee benefit plans was
   $132 million, $87 million and $55 million for the years ended December 31,
   2003, 2002 and 2001, respectively.

12.REINSURANCE

   The Company cedes insurance to other insurers in order to limit its insurance risk. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company records a receivable for reinsured benefits paid and reduces policyholders' reserves and funds for the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

   Premium ceded was $328 million, $277 million and $220 million and reinsurance recoveries were $187 million, $156 million and $135 million for the periods ended December 31, 2003, 2002 and 2001, respectively. Amounts recoverable from reinsurers were $47 million and $50 million as of December
   31, 2003 and 2002, respectively. At December 31, 2003, seven reinsurers accounted for 77% of the outstanding reinsurance recoverable.

                                     FF-25

Notes To Statutory Financial Statements, Continued

13.FEDERAL INCOME TAXES

   Federal income taxes are based upon the Company's best estimate of its current and deferred tax liabilities. Deferred income taxes, which provide for book versus tax temporary differences, are subject to limitations and are charged directly to policyholders' contingency reserves. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, and of permanent differences such as policyholder dividends and tax credits, results in effective tax rates which differ from the federal statutory tax rate.

   The components of the net deferred tax asset recognized in the Company's assets, liabilities and policyholders' contingency reserves are as follows:

                                                      December 31,
                                                      ------------
                                                      2003     2002
                                                      ----     ----
                                                      (In Millions)
          Total gross deferred tax assets           $ 2,013  $ 2,044
          Total gross deferred tax liabilities       (1,215)  (1,043)
                                                    -------  -------
          Net deferred tax asset                        798    1,001
          Deferred tax assets non-admitted             (427)    (479)
                                                    -------  -------
          Net admitted deferred tax asset           $   371  $   522
                                                    =======  =======
          Decrease (increase) in non-admitted asset $    52  $    (8)
                                                    =======  =======

   The provision for incurred taxes (benefit) on earnings are as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                        2003     2002    2001
                                                        ----     ----    ----
                                                         (In Millions)
      Federal income tax (benefit) expense             $(132)   $(144)   $116
      Foreign income tax expense                          10        6       6
                                                        -----    -----    ----
                                                        (122)    (138)    122
      Federal income tax on net capital (losses) gains     -       (9)     22
                                                        -----    -----    ----
      Federal and foreign income tax (benefit) expense $(122)   $(147)   $144
                                                        =====    =====    ====

                                     FF-26

Notes To Statutory Financial Statements, Continued

   The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

                                                      December 31,
                                                      ------------
                                                      2003    2002
                                                      ----    ----
                                                      (In Millions)
           Deferred tax assets:
             Reserve items                           $  574  $  557
             Policy acquisition costs                   389     374
             Non-admitted assets                        244     180
             Policyholder dividend related items        234     340
             Investment items                           208     102
             Pension and compensation related items     166     134
             Unrealized investment losses                62     270
             Other                                      136      87
                                                     ------  ------
               Total deferred tax assets              2,013   2,044
             Non-admitted deferred tax assets          (427)   (479)
                                                     ------  ------
               Admitted deferred tax assets           1,586   1,565
                                                     ------  ------
           Deferred tax liabilities:
             Unrealized investment gains                649       -
             Deferred and uncollected premium           177     167
             Investment items                           162     656
             Pension items                              162     149
             Other                                       65      71
                                                     ------  ------
               Total deferred tax liabilities         1,215   1,043
                                                     ------  ------
               Net admitted deferred tax assets      $  371  $  522
                                                     ======  ======

   The change in net deferred income taxes is comprised of the following:

                                                          2003
                                                          ----
                                                      (In Millions)
            Change in deferred tax assets                 $ (31)
            Change in deferred tax liabilities             (172)
                                                          -----
            (Decrease) increase in deferred tax asset      (203)
            Tax effect of unrealized gains (losses)         284
                                                          -----
            Change in net deferred income tax             $  81
                                                          =====

   The provision for federal and foreign income taxes incurred (benefit received) is different from that which would be obtained by applying the statutory federal income tax rate to income before taxes. The significant items causing this difference are as follows:

                                                   2003   2002  2001
                                                   ----   ----  ----
                                                     (In Millions)
           Provision computed at statutory rate   $  70  $ 421  $340
           Investment items                        (138)   (58)  (70)
           Tax credits                              (38)   (36)  (33)
           Policyholder dividends                   (34)  (174)  (17)
           Non-admitted assets                      (52)  (179)  (70)
           Other                                    (11)   (11)   51
                                                  -----  -----  ----
           Total                                  $(203) $ (37) $201
                                                  =====  =====  ====
           Federal and foreign income tax benefit $(122) $(147) $144
           Change in net deferred income taxes      (81)   110    57
                                                  -----  -----  ----
           Current income tax                     $(203) $ (37) $201
                                                  =====  =====  ====

   During the years ended December 31, 2003, 2002 and 2001, the Company paid federal income taxes in the amounts of $107 million, $195 million and $210 million, respectively. As of December 31, 2003, federal income taxes paid in the current

                                     FF-27

Notes To Statutory Financial Statements, Continued

   and prior years that will be available for recovery in the event of future net losses were as follows: $101 million in 2003; $75 million in 2002; and
   $153 million in 2001.

   On March 9, 2002, the Job Creation and Worker Assistance Act of 2002 (the
   "Act") was signed into law. One of the provisions of the Act modified the
   2003, 2002 and 2001 tax deductibility of the Company's dividends paid to policyholders. As a result of the Act, for the period ended December 31,
   2002, the Company's tax liability established prior to December 31, 2001 has been reduced by $82 million.

   The Company plans to file its 2003 federal income tax return with its eligible subsidiaries and certain affiliates. The Company and its eligible subsidiaries and certain affiliates are subject to a written tax-allocation agreement, which allocates the group's tax liability for payment purposes.
   Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

   The United States Internal Revenue Service has completed its examination of the Company's income tax returns through the year 1997 and is currently examining the years 1998 through 2000. Management believes adjustments that may result from such examinations will not materially impact the Company's financial position.

14.BUSINESS RISKS, COMMITMENTS AND CONTINGENCIES

a. Risks and uncertainties

   The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the durations of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability matching techniques that account for the cash flow characteristics of the assets and liabilities. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk existed as of December 31, 2003 and 2002 and for the three years ended December 31, 2003.

b. Leases

   The Company leases office space and equipment in the normal course of business under various non-cancelable operating lease agreements. Total rental expense on operating leases was $39 million, $34 million and $33 million for the years ended December 31, 2003, 2002 and 2001, respectively.

   Future minimum lease commitments are as follows:

                                       (In Millions)
                            2004           $ 32
                            2005             27
                            2006             21
                            2007             17
                            2008             13
                            Thereafter        8
                                           ----
                            Total          $118
                                           ====

c. Guaranty funds

   The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes.

                                     FF-28

Notes To Statutory Financial Statements, Continued

   The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

d. Litigation

   The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class actions suits, which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to any material adverse impact, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially impact the Company's financial positions, results of operations, or liquidity.

e. Commitments

   In the normal course of business, the Company provides specified guarantees and funding to MMHC and certain of its subsidiaries. At December 31, 2003 and 2002, the Company had approximately $925 million and $450 million of outstanding unsecured funding commitments, respectively, and a $500 million support agreement related to unsecured credit facilities. In the normal course of business, the Company enters into letter of credit arrangements.
   At December 31, 2003 and 2002, the Company had approximately $68 million and
   $63 million of outstanding letters of credit, respectively. At December 31,
   2003, the Company had no liability attributable to the support agreement, letters of credit, or the funding commitments.

   In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2003, the Company had outstanding commitments to purchase privately placed securities, mortgage loans and partnerships and LLCs, which totaled $695 million, $403 million and $827 million, respectively.

   Certain commitments and guarantees of the Company provide for the maintenance of subsidiary regulatory capital and surplus levels and liquidity sufficient to meet certain obligations. These commitments and guarantees are not limited as to the amount necessary to satisfy the terms of the agreement. At December 31, 2003 and 2002, the Company had no outstanding obligations attributable to these commitments and guarantees.

15.WITHDRAWAL CHARACTERISTICS

a. Annuity actuarial reserves and deposit fund liabilities

   The withdrawal characteristics of the Company's annuity actuarial reserves and deposit fund liabilities at December 31, 2003 are illustrated below:

                                                                         Amount     % of Total
                                                                         ------     ----------
                                                                      (In Millions)
Subject to discretionary withdrawal - with market value adjustment       $28,330        75%
Subject to discretionary withdrawal - without market value adjustment      2,350         6
Not subject to discretionary withdrawal                                    7,365        19
                                                                         -------       ---
Total                                                                    $38,045       100%
                                                                         =======       ===

   Of the $28,330 million subject to discretionary withdrawal with market value adjustment, $21 million is subject to surrender charges of less than 5%.

                                     FF-29

Notes To Statutory Financial Statements, Continued

b. Separate accounts

   Information regarding the separate accounts of the Company, as of and for the period ended December 31, 2003, is as follows:

                                                                    Guaranteed Non-Guaranteed  Total
                                                                    ---------- --------------  -----
                                                                              (In Millions)
Net premium, considerations or deposits                                $  4       $ 3,422     $ 3,426
                                                                       ====       =======     =======
Reserves:
  For accounts with assets at:
    Fair value                                                         $393       $22,401     $22,794
    Amortized cost                                                        1             -           1
                                                                       ----       -------     -------
    Total reserves                                                      394        22,401      22,795
    Non-policy liabilities                                                -           117         117
                                                                       ----       -------     -------
    Total                                                              $394       $22,518     $22,912
                                                                       ====       =======     =======
By withdrawal characteristics:
  Subject to withdrawal:
    At book value without fair value adjustment and current
     surrender charge of 5% or more                                    $  -       $   273     $   273
    At fair value                                                       393        22,100      22,493
    At book value without fair value adjustment and with current
     surrender charge less than 5%                                        -            28          28
                                                                       ----       -------     -------
    Subtotal                                                            393        22,401      22,794
Not subject to discretionary withdrawal                                   1             -           1
Non-policy liabilities                                                    -           117         117
                                                                       ----       -------     -------
Total                                                                  $394       $22,518     $22,912
                                                                       ====       =======     =======

                                     FF-30

Notes To Statutory Financial Statements, Continued

16.SUBSIDIARIES AND AFFILIATED COMPANIES

   A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2003, is illustrated below.
   Subsidiaries are wholly-owned, except as noted.

   Subsidiaries of Massachusetts Mutual Life Insurance Company
   CM Assurance Company
   CM Benefit Insurance Company
   C.M. Life Insurance Company
   MassMutual Holding Company
   MassMutual Mortgage Finance, LLC
   MassMutual Owners Association, Inc.
   The MassMutual Trust Company, FSB
   MML Distributors, LLC

       Subsidiaries of C.M. Life Insurance Company
       MML Bay State Life Insurance Company

       Subsidiaries of MassMutual Holding Company
       CM Property Management, Inc.
       HYP Management, Inc.
       MassMutual Assignment Company
       MassMutual Benefits Management, Inc.
       MassMutual Funding, LLC
       MassMutual Holding MSC, Inc.
       MassMutual International, Inc.
       MMHC Investment, Inc.
       MML Investors Services, Inc.
       MML Realty Management Corporation
       Urban Properties, Inc.
       Antares Capital Corporation - 80.0%
       Cornerstone Real Estate Advisers, Inc.
       DLB Acquisition Corporation - 98.2%
       Oppenheimer Acquisition Corporation - 96.3%

   Affiliates of Massachusetts Mutual Life Insurance Company
   MML Series Investment Funds
   MassMutual Institutional Funds

                                     FF-31

PART C

OTHER INFORMATION

Item 27. Exhibits

Exhibit (a)	i	Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company, establishing the Separate Account. (1)
Exhibit (b)	Not Applicable

Exhibit (c)	i.	Form of distribution servicing agreement between MML Distributors, LLC and Massachusetts Mutual Life Insurance Company. (2)
	ii.	Form of co-underwriting agreement between MML Investors Services, Inc. and Massachusetts Mutual Life Insurance Company. (2)
	iii.	Form of Broker-Dealer Selling Agreement. (2)

Exhibit (d)	i.	Form of Flexible Premium Adjustable Variable Life Insurance Policy (3)
Exhibit (e)	i.	Form of application for Flexible Premium Adjustable Variable Life Insurance Policy (3)
Exhibit (f)	i.	Copy of the Charter of Incorporation of Massachusetts Mutual Life Insurance Company. (1
	ii.	By-Laws of Massachusetts Mutual Life Insurance Company. (1)
Exhibit (g)	Not Applicable
Exhibit (h)	Form of Participation Agreements

	i.	American Century Variable Portfolios, Inc. (4)
	ii.	Goldman Sachs Variable Insurance Trust (5)
	iii.	Janus Aspen Series (6)
	iv.	MFS Variable Insurance Trust (5)
	v.	Oppenheimer Variable Account Funds (5)
	vi.	Panorama Series Fund, Inc. (1)
	vii.	T. Rowe Price Equity Series, Inc. (1)

Exhibit (i)	Not Applicable
Exhibit (j)	Not Applicable

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered. *
Exhibit (l)	Not Applicable
Exhibit (m)	Not Applicable
Exhibit (n)	i.	Consent of independent auditors, Deloitte & Touche, LLP*
	ii.	Powers of Attorney (7)

a. Power of Attorney - Roger G. Ackerman and Patricia Diaz Dennis (8)
Exhibit (o)	Not Applicable
Exhibit (p)	Not Applicable
Exhibit (q)	SEC Procedures Memorandum describing MassMutual issuance, transfer, and redemption procedures for the Policy. (3)

1	Incorporated by reference to the Initial Registration Statement No. 333-22557 on Form S-6 filed with the Commission as an exhibit on February 28, 1997.
2	Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 33-87904 on Form S-6 filed with the Commission as an exhibit on February 27, 1997.
3	Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement No. 33-87904 on Form S-6 filed with the Commission as an exhibit on April 24, 1998.

4	Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-41657 on Form S-6 filed with the Commission as an exhibit on May 26, 1998.
5	Incorporated by reference to Initial Registration Statement No. 333-65887 on Form S-6 filed with the Commission as an exhibit on October 20, 1998.
6	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-80991 on Form N-4 filed with the Commission as an exhibit on September 20, 1999.
7	Incorporated by reference to Initial Registration Statement No. 333-112626 on Form N-4 filed with the Commission as an exhibit on February 9, 2004.
8	Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement No. 333-49475 on Form N-6 filed with the Commission as an exhibit on February 24, 2004.

*	Filed herewith.

Item 28. Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Name, Position, Business Address       Principal Occupation(s) During Past Five Years
--------------------------------       ----------------------------------------------
Roger G. Ackerman, Director            Corning, Inc.
P.O. Box 45                              Chairman (2001)
Phoenix, NY 13135                        Chairman and Chief Executive Officer (1996-2000)

James R. Birle, Director               Resolute Partners, LLC
75 Clapboard Ridge Road                  Chairman (since 1997)
Greenwich, CT 06830

Gene Chao, Director                    Computer Projections, Inc.
733 SW Vista Avenue                      Chairman, President and CEO (1991-2000)
Portland, OR 97205

James H. DeGraffenreidt, Jr., Director WGL Holdings, Inc.
101 Constitution Avenue, NW              Chairman and Chief Executive Officer (since 2001)
Washington, DC 20080                     Chairman, President, and Chief Executive Officer
                                         (2000-2001)
                                         Chairman and Chief Executive Officer (1998-2000)

Patricia Diaz Dennis, Director         SBC Pacific Bell/SBC Nevada Bell
2600 Camino Ramon, Room 4CS100           Senior Vice President, General Counsel & Secretary
San Ramon, CA 94853                      (since 2002)
                                       SBC Communications Inc.
                                         Senior Vice President--Regulatory and Public Affairs
                                         (1998-2002)

James L. Dunlap, Director              Ocean Energy, Inc.
1659 North Boulevard                     Vice Chairman (1998-1999)
Houston, TX 77006

William B. Ellis, Director             Yale University School of Forestry and Environmental
31 Pound Foolish Lane                    Studies
Glastonbury, CT 06033                    Senior Fellow (since 1995)

Robert A. Essner, Director             Wyeth (formerly American Home Products)
5 Giralda Farms                          Chairman, President and Chief Executive Officer
Madison, NJ 07940                        (since 2002)
                                         President and Chief Executive Officer (2001)
                                         President and Chief Operating Officer (2000-2001)
                                         Executive Vice President (1997-2000)
                                       Wyeth-Ayerst Pharmaceuticals
                                         President (1997-2000)

Robert M. Furek, Director              Resolute Partners LLC
70 Waterside Lane                        Partner (since 1997)
West Hartford, CT 06107                State Board of Trustees for the Hartford School System
                                         Chairman (1997-2000)

Carol A. Leary, Director               Bay Path College
588 Longmeadow Street                    President (since 1994)
Longmeadow, MA 01106

William B. Marx, Jr., Director         Lucent Technologies
5 Peacock Lane                           Senior Executive Vice President (1996-1996)
Village of Golf, FL 33436-5299

                                      1

Name, Position, Business Address         Principal Occupation(s) During Past Five Years
--------------------------------         ----------------------------------------------

John F. Maypole, Director                Peach State Real Estate Holding Company
55 Sandy Hook Road--North                  Managing Partner (since 1984)
Sarasota, FL 34242

Robert J. O'Connell, Director, Chairman, Massachusetts Mutual Life Insurance Company
  President and Chief Executive Officer    Chairman (since 2000), Director, President and
1295 State Street                          Chief Executive Officer (since 1999)
Springfield, MA 01111

Marc Racicot, Director                   Bracewell & Patterson, LLP
2000 K Street, N.W., Suite 500             Partner (since 2001)
Washington, DC 20006-1872                State of Montana
                                           Governor (1993-2000)

Executive Vice Presidents

Name, Position, Business Address               Principal Occupation(s) During Past Five Years
--------------------------------               ----------------------------------------------

Susan A. Alfano                                Massachusetts Mutual Life Insurance Company
1295 State Street                                Executive Vice President (since 2001)
Springfield, MA 01111                            Senior Vice President (1996-2001)

Lawrence V. Burkett, Jr.                       Massachusetts Mutual Life Insurance Company
1295 State Street                                Executive Vice President and General Counsel
Springfield, MA 01111                            (since 1993)

Frederick C. Castellani                        Massachusetts Mutual Life Insurance Company
1295 State Street                                Executive Vice President (since 2001)
Springfield, MA 01111                            Senior Vice President (1996-2001)

Howard E. Gunton                               Massachusetts Mutual Life Insurance Company
1295 State Street                                Executive Vice President & CFO (since 2001)
Springfield, MA 01111                            Senior Vice President & CFO (1999-2001)
                                                 AIG Life Insurance Co.
                                                 Senior Vice President & CFO (1973-1999)

James E. Miller                                Massachusetts Mutual Life Insurance Company
1295 State Street                                Executive Vice President
Springfield, MA 01111                            (since 1997 and 1987-1996)

John V. Murphy                                 OppenheimerFunds, Inc.
1295 State Street                                Chairman, President, and Chief Executive Officer
Springfield, MA 01111                            (since 2001)
                                                 President & Chief Operating Officer (2000-2001)
                                               Massachusetts Mutual Life Insurance Company
                                                 Executive Vice President (since 1997)

Andrew Oleksiw                                 Massachusetts Mutual Life Insurance Company
1295 State Street                                Executive Vice President (since 2003)
Springfield, MA 01111                            Senior Vice President (1999-2003)
                                               First Union
                                                 Senior Vice President (1993-1999)

                                      2

Name, Position, Business Address               Principal Occupation(s) During Past Five Years
--------------------------------               ----------------------------------------------

Stuart H. Reese                                David L. Babson and Co. Inc.
1295 State Street                                Chairman and Chief Executive Officer (since 2001)
Springfield, MA 01111                            President and Chief Executive Officer (1999-2001)
                                               Massachusetts Mutual Life Insurance Company
                                                 Executive Vice President and Chief Investment
                                                 Officer (since 1999)
                                               Chief Executive Director--Investment Management
                                                 (1997-1999)

Toby Slodden                                   Massachusetts Mutual Life Insurance Company
1295 State Street                                Executive Vice President (since 2003)
Springfield, MA 01111                            Senior Vice President (1999-2003)
                                                 Vice President (1998-1999)

Matthew E. Winter                              Massachusetts Mutual Life Insurance Company
1295 State Street                                Executive Vice President (since 2001)
Springfield, MA 01111                            Senior Vice President (1998-2001)
                                                 Vice President (1996-1998)

                                      3

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                            ORGANIZATIONAL SUMMARY

I. DIRECT SUBSIDIARIES OF MASSMUTUAL--MassMutual is the sole owner of each subsidiary unless otherwise indicated.

   A. CM Assurance Company (July 2, 1986), a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

   B. CM Benefit Insurance Company (April 18, 1986), a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

   C. C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

    1. MML Bay State Life Insurance Company (April 1, 1935), a Connecticut
       corporation which operates as a life and health insurance company.

   D. MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding
Company--1%.)

   E. MassMutual Holding Company (Nov. 30, 1984), a Delaware corporation which operates as a holding company for certain MassMutual entities. MassMutual
Holding Company is the sole owner of each subsidiary or affiliate unless otherwise indicated.

    1. MML Investors Services, Inc. (Dec. 31, 1981), a Massachusetts
       corporation which operates as a securities broker-dealer.

       a. MML Insurance Agency, Inc. (Nov. 16, 1990), a Massachusetts
          corporation which operates as an insurance broker.

          1.) DISA Insurance Services of America (Dec. 22, 1981), Inc., an
       Alabama corporation which operates as an insurance broker.

          2.) MML Insurance Agency of Mississippi, P.C. (May 2, 1996), a
       Mississippi corporation which operates as an insurance broker.
    2. MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts
       corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a "Massachusetts Security Corporation" under
       Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC,
       Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

       a. MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands
          corporation which holds a 90% ownership interest in MassMutual
          Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC,
          Inc.--46%)

          1.) MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned
       88.4% by MassMutual Corporate Value Limited.

       b. 9048-5434 Quebec, Inc. (April 4, 1997), a Canadian corporation which operates the owner of Hotel du Parc in Montreal, Quebec, Canada.

       c. 1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario,
          Canada.

                                      1

    3. Antares Capital Corporation, a Delaware corporation which operates as a finance company. (MassMutual Holding Company--99%)

    4. Cornerstone Real Estate Advisers, Inc. (Jan. 20, 1994), a Massachusetts
       corporation which operates as an investment adviser.

       a. Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone
          Suburban Office, L.P. (Cornerstone Real Estate Advisers, Inc.--50%;
          MML Realty Management Corporation--50%).

    5. DLB Acquisition Corporation, a Delaware corporation which operates as a holding company for the David L. Babson companies (MassMutual Holding
       Company--99%).

       a. David L. Babson & Company Inc. (July 5, 1940), a Massachusetts
          corporation which operates as an investment adviser.

          1.) Charter Oak Capital Management, Inc. (March 15, 1996), a Delaware
       corporation which formerly operated as a manager of institutional investment portfolios. (David L. Babson & Company Inc.--100%)

          2.) Babson Securities Corporation (July 1, 1994), a Massachusetts
       corporation which operates as a securities broker-dealer.

          3.) S. I. International (Feb. 19, 1987), a Massachusetts general partnership which operates as an investment adviser. (David L. Babson &
       Company Inc. is one of the general partners--50%).

          4.) FITech Asset Management, L.P. ("AM") (June 9, 1999) is a Delaware
       Limited Partnership, formed to manage FITech Domestic Value, L.P. ("the
       Fund"), a "fund-of-funds" that invests in hedge funds. (David L. Babson
       & Company Inc. is a limited partner in AM with a controlling interest--58%).

          5.) FITech Domestic Partners, LLC ("DP") (January 26, 2000) is a
       Delaware LLC that is the general partner of AM. (David L. Babson &
       Company Inc. owns a controlling interest -58%--of DP.)

          6.) Leland Fund Multi G.P., Ltd. (March 8, 2001) is a corporation that acts as the general partner to several entities that comprise the hedge fund know as Leland.

    6. Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies
       (MassMutual Holding Company--96.2%).

       a. OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

          1.) Centennial Asset Management Corporation (May 8, 1987), a Delaware
       corporation which operates as investment adviser and general distributor of the Centennial Funds.

          2.) OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York
       corporation which operates as a securities broker-dealer.

          3.) Oppenheimer Partnership Holdings, Inc. (Nov. 28, 1989), a
       Delaware corporation which operates as a holding company.

          3.) Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a
       Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

          5.) Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado
       corporation which operates as a transfer agent for mutual funds.

          6.) Shareholder Services, Inc. (Sept. 16, 1987), a Colorado
       corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

                                      2

          7.) OFI Private Investments, Inc. (March 20, 2000) is a New York
       based registeredinvestment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

          8.) OFI Institutional Asset Management. Inc. (Nov. 20, 2000) is a New
       York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

             a.) Trinity Investment Management Corporation (Nov. 1, 1974), a
          Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

             b.) OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

             c.) HarbourView Asset Management Corporation (April 17, 1986), a
          New York corporation which operates as an investment adviser.

          9.) OppenheimerFunds International, Ltd. (July 9, 1997) is a Dublin
       based investment advisor that advises the Oppenheimer offshore funds known as the Oppenheimer Funds plc.

          10.) Tremont Capital Management, Inc. (June 28, 2001), a New
       York-based investment services provider which specializes in hedge funds.

             a.) Tremont (Bermuda), Ltd., a Bermuda-based investment adviser.

              i.)Tremont Life Holdings Limited (Dec. 12, 2001), a corporation organized under the laws of Bermuda. (less than 10% is owned by Tremont (Bermuda), Ltd.)

             aa.)Tremont International Insurance Limited (July 3, 1996), an
                 exempt Cayman Islands life insurance company authorized to do business in the Cayman Islands and in Bermuda.

             bb.)Tremont Services Ltd. (July 2, 1997), a Bermuda company doing business as an insurance manager.

    7. CM Property Management, Inc. (Dec. 23, 1976), a Connecticut corporation which serves as the general partner of Westheimer 335 Suites Limited
       Partnership. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

    8. HYP Management, Inc. (July 24, 1996), a Delaware corporation which operates as the "LLC Manager" of MassMutual High Yield Partners II LLC,
       a high yield bond fund.

    9. MassMutual Benefits Management, Inc. (March 20, 1991), a Delaware
       corporation which supports MassMutual with benefit plan administration and planning services.

   10. MMHC Investment, Inc. (July 24, 1996), a Delaware corporation which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO
       LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

       a. MassMutual/Darby CBO IM Inc. (Dec. 5, 1997), a Delaware corporation which operates as the "LLC Manager" of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc.--50%)

                                      3

   11. MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts
       corporation which formerly operated as a manager of properties owned by
       MassMutual.

       a. Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone
          Suburban Office, L.P. (MML Realty Management Corporation--50%;
          Cornerstone Real Estate Advisers, Inc.--50%).

   12. Urban Properties, Inc. (March 25, 1970), a Delaware corporation which serves as a general partner of real estate limited partnerships and as a real estate holding company.

   13. MassMutual International, Inc. (Feb. 19, 1996), a Delaware corporation which operates as a holding company for those entities constituting
       MassMutual's international insurance operations. MassMutual
       International, Inc. is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

       a. MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company.

          1.) MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

          2.) MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds.
       (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited
       (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in
       trust for MassMutual Asia Ltd.) and Kenneth Yu (in trust for MassMutual
       Asia Ltd.)).

          3.) Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 12% of MassMutual Life Insurance Company in Japan.

          4.) MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd.--50%, Elroy Chan--50% (in trust for MassMutual Asia Ltd.))

          5.) MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd.--50%, Elroy Chan--50% (in trust for MassMutual Asia Ltd.))

       b. MassMutual Internacional (Chile) S.A., a corporation organized in the
          Republic of Chile which operates as a holding company. (MassMutual
          International, Inc. - 92.4%; MassMutual Holding Company--.01%; Darby
          Chile Holding II, LLC--7.5%)

          1.) Compania de Seguros Vida Corp S.A., corporation organized in the
       Republic of Chile which operates as an insurance company. (MassMutual
       Internacional (Chile) S.A.--33.4%)

          2.) Origen Inversiones S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual Internacional
       (Chile) S.A.--33.5%)

       c. MassMutual International (Bermuda) Ltd., a corporation organized in
          Bermuda which operates as a life insurance company.

       d. MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

       e. MassMutual Europe S.A., a corporation organized in the Grand Duchy of
          Luxembourg which operates as a life insurance company. (MassMutual
          International, Inc.--99.9%; MassMutual Holding Company--.01%)

                                      4

       f. MassMutual International Holding MSC, Inc., a Massachusetts
          corporation which currently acts as a holding company for MMI's interest in Taiwan.

          1.) MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International
       Holding MSC, Inc.--38%)

             a.) Fuh Hwa Investment Trust Co. Ltd, a mutual fund firm in Taiwan
          (MM Mercuries Life Insurance Company--31%; MassMutual International
          Holding MSC, Inc.--18.4%)

       g. MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International,
          Inc.--86.1%; MassMutual Shuno Co.--1.7%; Protective capital
          (International) Ltd.--12.2%)

          1.) MassMutual Shuno Company, a Japanese premium collection service provider. (MassMutual Life Insurance Company--4.8%; MassMutual
       International, Inc.--95.2%)

          2.) MassMutual Leasing Company, a Japanese company that leases office equipment and performs commercial lending. (MassMutual Shuno
       Company--90%; MassMutual Life Insurance Company--10%.)

   14. MassMutual Funding LLC (May 11, 2000), a Delaware limited liability company which issues commercial paper.

   15. MassMutual Assignment Company (Oct. 4, 2000), a North Carolina
       corporation which operates a structured settlement business.

   F. MassMutual Mortgage Finance, LLC (May 11, 1998), a Delaware limited liability company which makes, acquires, holds and sells mortgage loans.

   G. The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

   H. MassMutual Owners Association, Inc. (Feb. 14, 2002), a Massachusetts
company which is authorized to conduct sales and marketing operations.

II. REGISTERED INVESTMENT COMPANY AFFILIATES

   Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

   A. DLB Fund Group, a Massachusetts business trust which operates as an open-end investment company advised by David L. Babson & Company Inc.
MassMutual owns at least 25% of each series of shares issued by the fund.

   B. MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by
MassMutual and certain of its affiliates.

   C. MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust. Registered to do business in Alabama and Colorado.

   D. MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual.

   E. MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

   F. Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by
MassMutual and certain affiliates.

                                      5

Item 30.	Indemnification

Article V. of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Insofar as indemnification for liabilities arising under Securities Act of 1933 may be permitted to directors, officers and controlling persons of MassMutual pursuant to the foregoing provisions, or otherwise, MassMutual has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MassMutual of expenses incurred or paid by a director, officer or controlling person of MassMutual in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MassMutual will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

(a)	MML Distributors, LLC a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

(b)	MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

           OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name                      Officer                    Business Address
----                      -------                    ----------------
Thomas A. Monti           President                  One Monarch Place
                          CEO                        1414 Main Street
                                                     Springfield, MA 01144-1013

Margaret Sperry           Member Representative      1295 State Street
                          Massachusetts Mutual       Springfield, MA 01111
                          Life Insurance Co.
                          MassMutual Holding Co.

Ronald E. Thomson         Vice President             One Monarch Place
                                                     1414 Main Street
                                                     Springfield, MA 01144-1013

Michael L. Kerley         Vice President,            1295 State Street
                          Assistant Secretary        Springfield, MA 01111
                          Chief Legal Officer

Matthew E. Winter         Executive Vice President   1295 State Street
                                                     Springfield, MA 01111

William F. Monroe, Jr.    Vice President             One Monarch Place
                                                     1414 Main Street
                                                     Springfield, MA 01144-1013

Jeffrey Losito            Second Vice President      5281 Caminito Exquisito
                                                     San Diego, CA 92130

Michele G. Lattanzio      Treasurer                  One Monarch Place
                          Chief Financial Officer    1414 Main Street
                                                     Springfield, MA 01144-1013

Frank A. Stellato         Assistant Treasurer        One Monarch Place
                                                     1414 Main Street
                                                     Springfield, MA 01144-1013

Ann F. Lomeli             Secretary                  1295 State Street
                                                     Springfield, MA 01111-0001

(c)

Name of Principal Underwriter	Net Underwriting Commissions	Other Compensation
MML Distributors, LLC	$241,936/1/	$10,000/2/

[1]	Commissions will be paid through MML Distributors to agents and selling brokers for selling the policy. During January 1, 2003 through December 31, 2003, commissions paid were $241,936.

[2]	MML Distributors receives compensation for its activities as underwriter for the Separate Account. Compensation paid to and retained by MML Distributors in 2003 was $10,000.

Item 32.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 33.	Management Services

Not Applicable

Item 34. Fee Representation

REPRESENTATION UNDER SECTION 26(e)(2)(A) OF

THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable whole life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Life Separate Account I, has duly caused this Post-Effective Amendment No. 13 to Registration Statement No. 33-87904 to be signed on its behalf by the undersigned, duly authorized in the City of Springfield and the Commonwealth of Massachusetts on the 27th day of April, 2004.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

By:	/s/ ROBERT J. O’CONNELL*
Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer Massachusetts Mutual Life Insurance Company

By:	/s/ ROBERT LIGUORI
*Robert Liguori On April 27, 2004, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.

As required by the Securities Act of 1933, this Post-Effective No. 13 to Registration Statement No. 33-87904 has been signed by the following persons in the capacitities and on the dates indicated.

Signature	Title	Date

/s/ ROBERT J. O’CONNELL* Robert J. O’Connell	Director, Chairman, President and Chief Executive Officer (Principal Executive Officer)	April 27, 2004

/s/ HOWARD GUNTON* Howard Gunton	Executive Vice President, Chief Financial Officer, (Principal Financial Officer)	April 27, 2004

/s/ BRENT NELSON** Brent Nelson	Sr. Vice President and Controller (Principal Accounting Officer)	April 27, 2004

/s/ ROGER G. ACKERMAN* Roger G. Ackerman	Director	April 27, 2004

/s/ JAMES R. BIRLE* James R. Birle	Director	April 27, 2004

/s/ GENE CHAO* Gene Chao Ph.D.	Director	April 27, 2004

/s/ JAMES H. DEGRAFFENREIDT, JR.* James H. DeGraffenreidt, Jr.	Director	April 27, 2004

/s/ PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	April 27, 2004

/s/ JAMES L. DUNLAP* James L. Dunlap	Director	April 27, 2004

/s/ WILLIAM B. ELLIS* William B. Ellis, Ph.D.	Director	April 27, 2004

/S/ ROBERT ESSNER Robert Essner	Director

/s/ ROBERT M. FUREK* Robert M. Furek	Director	April 27, 2004

/s/ CHARLES K. GIFFORD* Charles K. Gifford	Director	April 27, 2004

CAROL A. LEARY Carol A. Leary	Director

/s/ WILLIAM B. MARX, JR.* William B. Marx, Jr.	Director	April 27, 2004

/s/ JOHN F. MAYPOLE* John F. Maypole	Director	April 27, 2004

/s/ MARC RACICOT* Marc Racicot	Director	April 27, 2004

/s/ ROBERT LIGUORI *Robert Liguori	on April 27, 2004, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.

8

INDEX TO EXHIBITS

Exhibit k	Opinion and Consent of Counsel

Exhibit n	Consent of independent auditors, Deloitte & Touche, LLP